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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7452

                          AIM Variable Insurance Funds
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
              (Address of principal executive offices) (Zip code)

       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 06/30/05

Item 1. Reports to Stockholders.

                                                        AIM V.I. CORE STOCK FUND
                               Semiannual Report to Shareholders . June 30, 2005

                   AIM V.I. CORE STOCK FUND seeks to provide a high total return through both growth and current income.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

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The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

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THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

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                                        [YOUR GOALS. OUR SOLUTIONS]
                                        - REGISTERED TRADEMARK -

                                                           [AIM INVESTMENT LOGO]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE   - REGISTERED TRADEMARK -

AIM V.I. CORE STOCK FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

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PERFORMANCE SUMMARY

The Fund, like the broad-market S&P 500 Index, produced negative total return for the six months covered by this report. The chief reason for the Fund's performance shortfall was the Fund's relative lack of exposure to the energy and utilities sectors, which were the best-performing sectors of the S&P 500 Index for the reporting period. In fact, the Fund had no holdings in the utilities sector as of June 30. In addition, Fund holdings in the financials sector were less successful than the financials sector of the S&P 500 Index.

FUND VS. INDEXES

Total returns, 12/31/04-6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                     -3.73%

Series II Shares                    -3.90

Standard & Poor's Composite Index
of 500 Stocks (S&P 500 Index)
(Broad market index)                -0.81

Lipper Large-Cap Core Fund Index
(Peer Group Index)                  -1.01

Source: Lipper, Inc.

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HOW WE INVEST

For five of the six months covered by this report, the Fund was managed using what we call our multiple attribute diversification investment strategy. Most of the Fund's performance during the reporting period can be attributed to this strategy, so we describe it in detail here. Effective June 1, the Fund's portfolio management changed; since then the Fund has been managed using AIM's core strategy. We will describe that investment strategy in detail in the Fund's next report to shareholders, which will be dated December 31, 2005.

     In the multiple attribute diversification strategy, a stock must possess at least one of the following attributes to be a candidate for the portfolio:

.. low price/earnings (P/E) ratio, at least 20% below the average P/E ratio of the S&P 500 Index

.. high dividend yield, at least 20% higher than the average dividend of the S&P 500 Index

.. at least one of the following: earnings growth of at least 10% over the last five years, no down years in earnings the previous five years, or earnings consistently in the top 25% of stocks in the S&P 500 Index

     We maintain a 20% to 50% exposure to each attribute, producing a portfolio of both growth and value stocks. Since the growth and value styles alternately outperform one another as market conditions change, we believe a mixed portfolio helps protect against the potential volatility associated with investing solely in either style.

     The Fund focuses on large- and mid-cap stocks. After stocks with the appropriate market capitalization have been found to possess one or more of the three attributes, they are further analyzed so that we are certain they pass scrutiny based on fundamental, valuation and technical factors.

MARKET CONDITIONS AND YOUR FUND

The market environment was difficult as concern lingered over high oil prices and rising interest rates, either of which could potentially dampen economic growth. Generally, value investing did better than growth during the reporting period. However, even where they existed, positive returns were meager.

     Only three sectors of the S&P 500 Index produced noticeable positive returns for the reporting period: energy, utilities, and health care. As mentioned above, the Fund's exposure to energy and utilities was below that of the market benchmark or nonexistent. In the energy sector, we added ExxonMobil and Schlumberger to the portfolio during the

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PORTFOLIO COMPOSITION              TOP 10 INDUSTRIES*                                         TOP 10 EQUITY HOLDINGS*
By sector
1. Information Technology   22.3%   1. Pharmaceuticals                                  8.0%   1.Pfizer Inc.                 3.3%
2. Financials               16.2    2. Semiconductors                                   7.5    2.General Electric Co.        2.9
3. Industrials              15.5    3. Investment Banking & Brokerage                   5.7    3.Wal-Mart Stores, Inc.       2.7
4. Health Care              14.9    4. Aerospace & Defense                              4.2    4.Citigroup Inc.              2.7
5. Consumer Staples          8.9    5. Biotechnology                                    4.1    5.Texas Instruments Inc.      2.6
6. Materials                 7.6    6. Industrial Machinery                             4.0    6.Microsoft Corp.             2.5
7. Consumer Discretionary    7.1    7. Other Diversified Financial Services             3.9    7.Intel Corp.                 2.5
8. Energy                    5.1    8. Systems Software                                 3.7    8.Genentech, Inc.             2.4
   Money Market Funds               9. Computer Hardware                                3.5    9.United Technologies Corp.   2.4
   Plus Other Assets Less          10. Industrial Gases                                 3.3   10.Dell Inc.                   2.4
   Liabilities               2.4
                                   TOTAL NET ASSETS                           $86.1 million
                                   TOTAL NUMBER OF HOLDINGS*                             59

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

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AIM V.I. CORE STOCK FUND

reporting period--ExxonMobil in the value category, Schlumberger in growth. Though the energy sector displays good long-term potential, near-term volatility in the sector concerned us. We approached this area of the market cautiously. In utilities, we simply did not see the long-term potential growth we seek. In the health care sector, Fund holdings did better than health care stocks in the S&P 500 Index, but that could not compensate for the Fund's underweight in energy and lack of utilities holdings.

Only three sectors of the S&P 500 Index produced noticeable positive returns for the reporting period: energy, utilities, and health care.

     Holdings that performed well for the Fund included Genentech, Walgreens, and Texas Instruments. All three have exhibited the steady growth that is one of the characteristics we seek.

.. Genentech enjoyed excellent performance as its cancer drug Avastin received FDA approval in 2004. The drug is the first approved cancer therapy that acts on angiogenesis, the process by which new blood vessels grow and carry nutrients to malignancies.

.. Walgreens has been a steady grower and also a dividend payer as it has pur-sued a strategy of expansion through internal growth rather than acquisitions.

.. Texas Instruments has been another solid growth stock, and during the period covered by this report, the company benefited from higher-than-expected sales in the semiconductor industry. Indeed, shortly before the close of the reporting period, the Semiconductor Industry Association raised its forecast of global chips sales to a new record.

     Holdings that performed poorly included IBM and Fannie Mae.

.. IBM reported first-quarter earnings below market expectations, and its stock suffered as a result. The stock remained in the portfolio at the close of the reporting period because we remained confident in the long-term performance of this company.

.. The debate about the regulatory structure of Fannie Mae, the mortgage-financing company, has been a burden on its stock price. The company has progressed in restating its financials and rebuilding its capital base. We continue to hold the stock, which trades at quite a low P/E ratio, because we have considered the possible outcomes for Fannie Mae and still consider it a good opportunity.

IN CLOSING

One month before the close of the period covered by this report, the Fund's management and investment strategy were changed. Ronald S. Sloan, whose biography appears to the right, became lead manager of your Fund. Going forward, the Fund will be managed with AIM's core approach, which seeks to provide upside potential and a measure of protection in difficult markets to complement shareholders' more aggressive value and growth investments. Our core strategy seeks growing companies whose stock prices may be experiencing some near-term distress. We employ fundamental research focusing on cash flow analysis to identify companies with management teams capable of weathering any near-term challenges while successfully generating improving levels of free cash flow. Using the core strategy, Fund management considers selling a stock when a price target is exceeded, fundamentals deteriorate or a more compelling opportunity exists. We are confident about this approach to stock selection. We thank you for your continued investment in AIM V.I. Core Stock Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

[SLOAN    RONALD S. SLOAN,
PHOTO]
          Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM V.I. Core Stock Fund. Mr. Sloan has 34 years of experience in the investment industry. He joined AIM in 1998. Mr. Sloan attended the University of Missouri, where he received both a B.S. in business administration and an M.B.A.

          Assisted by the Mid/Large Cap Core Team

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. CORE STOCK FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (8/9/94)    9.09%
10 Years              8.41
5 Years              -1.35
1 Year                0.24

SERIES II SHARES
10 Years              8.13%
5 Years              -1.60
1 Year               -0.04
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Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Core Stock Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

     The Fund may invest up to 25% of its assets in debt securities of non-U.S. issuers, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee Bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. CORE STOCK FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                            HYPOTHETICAL
                                                          (5% ANNUAL RETURN
                                   ACTUAL                 BEFORE EXPENSES)
                        ---------------------------   ------------------------
            BEGINNING      ENDING                       ENDING
             ACCOUNT       ACCOUNT       EXPENSES      ACCOUNT      EXPENSES
SHARE         VALUE         VALUE       PAID DURING     VALUE      PAID DURING
CLASS       (1/1/05)    (6/30/05)/1/   PERIOD/2, 3/   (6/30/05)   PERIOD/2, 4/
---------   ---------   ------------   ------------   ---------   ------------
Series I    $1,000.00      $962.70         $5.35      $1,019.34       $5.51
Series II    1,000.00       961.00          6.56       1,018.10        6.76

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.10% and 1.35% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the advisor contractually agreed to limit operating expenses to 0.91% and 1.16% for Series I and Series II shares, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 0.91% and 1.16% for Series I and Series II shares, respectively.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.43 and $5.64 for Series I and Series II shares, respectively.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.56 and $5.81 for Series I and Series II shares, respectively.

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AIM V.I. CORE STOCK FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Core Stock Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was below the median performance of such comparable funds for the one and three year periods and above such median performance for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Large Cap Core Index. The Board noted that the Fund's performance was below the performance of such Index for the one and three year periods and above such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was higher than the advisory fee rates for a mutual fund advised by AIM with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

AIM V.I. CORE STOCK FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds.

The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                    MARKET
                                                         SHARES     VALUE
   --------------------------------------------------------------------------
   COMMON STOCKS & OTHER EQUITY
    INTERESTS-97.57%

   AEROSPACE & DEFENSE-4.19%
   Honeywell International Inc.                           42,300 $  1,549,449
   --------------------------------------------------------------------------
   United Technologies Corp.                              40,000    2,054,000
   --------------------------------------------------------------------------
                                                                    3,603,449
   --------------------------------------------------------------------------

   ALUMINUM-1.11%
   Alcoa Inc.                                             36,500      953,745
   --------------------------------------------------------------------------

   ASSET MANAGEMENT & CUSTODY
    BANKS-1.33%
   Bank of New York Co., Inc. (The)                       39,800    1,145,444
   --------------------------------------------------------------------------

   BIOTECHNOLOGY-4.09%
   Amgen Inc./(a)/                                        24,000    1,451,040
   --------------------------------------------------------------------------
   Genentech, Inc./(a)/                                   25,800    2,071,224
   --------------------------------------------------------------------------
                                                                    3,522,264
   --------------------------------------------------------------------------

   CASINOS & GAMING-1.04%
   International Game Technology                          31,800      895,170
   --------------------------------------------------------------------------

   COMMUNICATIONS EQUIPMENT-3.11%
   Cisco Systems, Inc./(a)/                               91,600    1,750,476
   --------------------------------------------------------------------------
   Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/   4,502        3,467
   --------------------------------------------------------------------------
   QUALCOMM Inc.                                          28,000      924,280
   --------------------------------------------------------------------------
                                                                    2,678,223
   --------------------------------------------------------------------------

   COMPUTER HARDWARE-3.46%
   Dell Inc./(a)/                                         51,300    2,026,863
   --------------------------------------------------------------------------
   International Business Machines Corp.                  12,800      949,760
   --------------------------------------------------------------------------
                                                                    2,976,623
   --------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-1.89%
   EMC Corp./(a)/                                        118,600    1,626,006
   --------------------------------------------------------------------------

   CONSTRUCTION & FARM MACHINERY &
    HEAVY TRUCKS-2.84%
   Caterpillar Inc.                                       15,000    1,429,650
   --------------------------------------------------------------------------
   Deere & Co.                                            15,500    1,015,095
   --------------------------------------------------------------------------
                                                                    2,444,745
   --------------------------------------------------------------------------

   CONSUMER FINANCE-1.68%
   MBNA Corp.                                             55,300    1,446,648
   --------------------------------------------------------------------------

   DATA PROCESSING & OUTSOURCED
    SERVICES-1.32%
   First Data Corp.                                       28,300    1,135,962
   --------------------------------------------------------------------------

   DIVERSIFIED BANKS-2.04%
   Bank of America Corp.                                  38,500    1,755,985
   --------------------------------------------------------------------------

   DIVERSIFIED CHEMICALS-1.87%
   E. I. du Pont de Nemours & Co.                         15,800      679,558
   --------------------------------------------------------------------------
   PPG Industries, Inc.                                   14,800      928,848
   --------------------------------------------------------------------------
                                                                    1,608,406
   --------------------------------------------------------------------------

                                                           MARKET
                                                 SHARES    VALUE
            --------------------------------------------------------

            DRUG RETAIL-1.87%
            Walgreen Co.                         35,000 $  1,609,650
            --------------------------------------------------------

            ELECTRICAL COMPONENTS &
             EQUIPMENT-1.51%
            Emerson Electric Co.                 20,800    1,302,704
            --------------------------------------------------------

            FOREST PRODUCTS-1.26%
            Weyerhaeuser Co.                     17,000    1,082,050
            --------------------------------------------------------

            GENERAL MERCHANDISE STORES-1.45%
            Target Corp.                         23,000    1,251,430
            --------------------------------------------------------

            HEALTH CARE EQUIPMENT-2.82%
            Boston Scientific Corp./(a)/         21,300      575,100
            --------------------------------------------------------
            Medtronic, Inc.                      35,800    1,854,082
            --------------------------------------------------------
                                                           2,429,182
            --------------------------------------------------------

            HOME IMPROVEMENT RETAIL-1.34%
            Lowe's Cos., Inc.                    19,800    1,152,756
            --------------------------------------------------------

            HOUSEHOLD PRODUCTS-1.61%
            Procter & Gamble Co. (The)           26,300    1,387,325
            --------------------------------------------------------

            HYPERMARKETS & SUPER CENTERS-2.74%
            Wal-Mart Stores, Inc.                49,000    2,361,800
            --------------------------------------------------------

            INDUSTRIAL CONGLOMERATES-2.94%
            General Electric Co.                 73,100    2,532,915
            --------------------------------------------------------

            INDUSTRIAL GASES-3.32%
            Air Products & Chemicals, Inc.       24,800    1,495,440
            --------------------------------------------------------
            Praxair, Inc.                        29,300    1,365,380
            --------------------------------------------------------
                                                           2,860,820
            --------------------------------------------------------

            INDUSTRIAL MACHINERY-3.98%
            Eaton Corp.                          22,300    1,335,770
            --------------------------------------------------------
            Illinois Tool Works Inc.             14,300    1,139,424
            --------------------------------------------------------
            Ingersoll-Rand Co.-Class A (Bermuda) 13,300      948,955
            --------------------------------------------------------
                                                           3,424,149
            --------------------------------------------------------

            INTEGRATED OIL & GAS-1.97%
            Exxon Mobil Corp.                    29,500    1,695,365
            --------------------------------------------------------

            INTERNET SOFTWARE & SERVICES-1.22%
            Yahoo! Inc./(a)/                     30,300    1,049,895
            --------------------------------------------------------

            INVESTMENT BANKING & BROKERAGE-5.65%
            Goldman Sachs Group, Inc. (The)      15,800    1,611,916
            --------------------------------------------------------
            Merrill Lynch & Co., Inc.            28,300    1,556,783
            --------------------------------------------------------
            Morgan Stanley                       32,300    1,694,781
            --------------------------------------------------------
                                                           4,863,480
            --------------------------------------------------------

            MOVIES & ENTERTAINMENT-1.45%
            Viacom Inc.-Class B                  39,000    1,248,780
            --------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                           MARKET
                                                SHARES     VALUE
          -----------------------------------------------------------

          OIL & GAS DRILLING-1.52%
          Transocean Inc. (Cayman Islands)/(a)/  24,300 $   1,311,471
          -----------------------------------------------------------

          OIL & GAS EQUIPMENT & SERVICES-1.61%
          Schlumberger Ltd. (Netherlands)        18,300     1,389,702
          -----------------------------------------------------------

          OTHER DIVERSIFIED FINANCIAL
           SERVICES-3.89%
          Citigroup Inc.                         51,066     2,360,781
          -----------------------------------------------------------
          JPMorgan Chase & Co.                   28,000       988,960
          -----------------------------------------------------------
                                                            3,349,741
          -----------------------------------------------------------

          PHARMACEUTICALS-8.04%
          Johnson & Johnson                      26,800     1,742,000
          -----------------------------------------------------------
          Lilly (Eli) & Co.                      22,800     1,270,188
          -----------------------------------------------------------
          Pfizer Inc.                           102,580     2,829,156
          -----------------------------------------------------------
          Wyeth                                  24,300     1,081,350
          -----------------------------------------------------------
                                                            6,922,694
          -----------------------------------------------------------

          SEMICONDUCTORS-7.53%
          Altera Corp./(a)/                      48,500       961,270
          -----------------------------------------------------------
          Intel Corp.                            81,100     2,113,466
          -----------------------------------------------------------
          Linear Technology Corp.                32,500     1,192,425
          -----------------------------------------------------------
          Texas Instruments Inc.                 79,100     2,220,337
          -----------------------------------------------------------
                                                            6,487,498
          -----------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
  ---------------------------------------------------------------------------

  SOFT DRINKS-2.69%
  Coca-Cola Co. (The)                                    32,300 $  1,348,525
  ---------------------------------------------------------------------------
  PepsiCo, Inc.                                          18,000      970,740
  ---------------------------------------------------------------------------
                                                                   2,319,265
  ---------------------------------------------------------------------------

  SPECIALTY STORES-1.79%
  Tiffany & Co.                                          47,000    1,539,720
  ---------------------------------------------------------------------------

  SYSTEMS SOFTWARE-3.74%
  Microsoft Corp.                                        87,300    2,168,532
  ---------------------------------------------------------------------------
  Symantec Corp./(a)/                                    48,500    1,054,390
  ---------------------------------------------------------------------------
                                                                   3,222,922
  ---------------------------------------------------------------------------

  THRIFTS & MORTGAGE FINANCE-1.66%
  Fannie Mae                                             24,500    1,430,800
  ---------------------------------------------------------------------------
      Total Common Stocks & Other Equity Interests
       (Cost $80,768,436)                                         84,018,784
  ---------------------------------------------------------------------------
  MONEY MARKET FUNDS-2.54%
  Premier Portfolio-Institutional Class
   (Cost $2,186,927)/(c)/                             2,186,927    2,186,927
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.11% (Cost $82,955,363)                    86,205,711
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.11%)                              (94,537)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                            $ 86,111,174
  ---------------------------------------------------------------------------

Investment Abbreviations:

Wts. - Warrants

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Non-income producing security acquired through a corporate action. /(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

 ASSETS:
 Investments, at market value (cost $80,768,436)                   $84,018,784
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $2,186,927)      2,186,927
 ------------------------------------------------------------------------------
     Total investments (cost $82,955,363)                           86,205,711
 ------------------------------------------------------------------------------
 Receivables for:
   Fund shares sold                                                     57,917
 ------------------------------------------------------------------------------
   Dividends                                                            73,526
 ------------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans      11,231
 ------------------------------------------------------------------------------
     Total assets                                                   86,348,385
 ------------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Fund shares reacquired                                               86,669
 ------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                   14,945
 ------------------------------------------------------------------------------
 Accrued administrative services fees                                   99,538
 ------------------------------------------------------------------------------
 Accrued distribution fees-Series II                                         7
 ------------------------------------------------------------------------------
 Accrued trustees' and officer's fees and benefits                         117
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                               634
 ------------------------------------------------------------------------------
 Accrued operating expenses                                             35,301
 ------------------------------------------------------------------------------
     Total liabilities                                                 237,211
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $86,111,174
 ------------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $92,121,001
 ------------------------------------------------------------------------------
 Undistributed net investment income                                   526,806
 ------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities  (9,786,981)
 ------------------------------------------------------------------------------
 Unrealized appreciation of investment securities                    3,250,348
 ------------------------------------------------------------------------------
                                                                   $86,111,174
 ------------------------------------------------------------------------------

 NET ASSETS:
 Series I                                                          $86,100,837
 ------------------------------------------------------------------------------
 Series II                                                         $    10,337
 ------------------------------------------------------------------------------

 SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:
 Series I                                                            4,832,733
 ------------------------------------------------------------------------------
 Series II                                                                 582
 ------------------------------------------------------------------------------
 Series I:
   Net asset value per share                                       $     17.82
 ------------------------------------------------------------------------------
 Series II:
   Net asset value per share                                       $     17.76
 ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends                                                          $   648,032
-------------------------------------------------------------------------------
Dividends from affiliated money market funds                            14,786
-------------------------------------------------------------------------------
    Total investment income                                            662,818
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          336,143
-------------------------------------------------------------------------------
Administrative services fees                                           134,825
-------------------------------------------------------------------------------
Distribution fees-Series II                                                 13
-------------------------------------------------------------------------------
Transfer agent fees                                                      3,520
-------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                7,855
-------------------------------------------------------------------------------
Other                                                                   35,060
-------------------------------------------------------------------------------
    Total expenses                                                     517,416
-------------------------------------------------------------------------------
Less: Fees waived                                                      (25,897)
-------------------------------------------------------------------------------
    Net expenses                                                       491,519
-------------------------------------------------------------------------------
Net investment income                                                  171,299
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES:
Net realized gain from investment securities                           393,523
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
 securities                                                         (4,082,225)
-------------------------------------------------------------------------------
Net gain (loss) from investment securities                          (3,688,702)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(3,517,403)
-------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)


                                                                                                          JUNE 30,
                                                                                                            2005
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $   171,299
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                              393,523
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                          (4,082,225)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                      (3,517,403)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                       --
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                          --
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                               (6,290,337)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (6,290,337)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                (9,807,740)
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                    95,918,914
---------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $526,806 and $355,507, respectively)  $86,111,174
---------------------------------------------------------------------------------------------------------------------

                                                                                                        DECEMBER 31,
                                                                                                            2004
---------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $    360,597
---------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                             5,342,026
---------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                           (2,081,386)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                        3,621,237
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (822,681)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      (92)
---------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (822,773)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                               (16,092,813)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                   10,092
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (16,082,721)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                (13,284,257)
---------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                    109,203,171
---------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $526,806 and $355,507, respectively)  $ 95,918,914
---------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. CORE STOCK FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Stock Fund, formerly INVESCO VIF-Core Equity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek to provide a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                           AIM V.I. CORE STOCK FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.695%
                           -------------------------
                           Next $250 million   0.67%
                           -------------------------
                           Next $500 million  0.645%
                           -------------------------
                           Next $1.5 billion   0.62%
                           -------------------------
                           Next $2.5 billion  0.595%
                           -------------------------
                           Next $2.5 billion   0.57%
                           -------------------------
                           Next $2.5 billion  0.545%
                           -------------------------
                           Over $10 billion    0.52%
                           -------------------------

  Prior to June 1, 2005, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO"), whereby AIM paid INVESCO 40% of the amount of AIM's compensation on the sub-advised assets. Effective June 1, 2005, the sub-advisory agreement between AIM and INVESCO was terminated.
  Effective July 1, 2005, AIM and/or the distributor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I to 0.91% and Series II to 1.16% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I to 1.30% and Series II to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to expense reimbursement arrangement with AMVESCAP PLC ("AMVESAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Neither AIM or the distributor waived fees and/or reimbursed expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $25,897.

                           AIM V.I. CORE STOCK FUND

  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795, for accounting and fund administrative services and reimbursed $110,030 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $3,520.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $13.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                             UNREALIZED
                                      MARKET VALUE  PURCHASE    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04    AT COST    FROM SALES  (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class     $ --     $9,864,451 $(7,677,524)      $ --       $2,186,927  $14,786     $ --
---------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,149 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                           AIM V.I. CORE STOCK FUND

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $10,118,188
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $13,844,127 and $21,355,447, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 7,282,833
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (4,080,461)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 3,202,372
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $83,003,339.

NOTE 8--SHARE INFORMATION

                         CHANGES IN SHARES OUTSTANDING/(A)/
-------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED           YEAR ENDED
                                         JUNE 30, 2005          DECEMBER 31, 2004
                                     ---------------------  ------------------------
                                      SHARES      AMOUNT      SHARES       AMOUNT
-------------------------------------------------------------------------------------
Sold:
  Series I//                          172,037  $ 3,079,759     389,317  $  6,962,451
-------------------------------------------------------------------------------------
  Series II/(b)/                           --           --         577        10,000
-------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                 --           --      44,638       822,681
-------------------------------------------------------------------------------------
  Series II/(b)/                           --           --           5            92
-------------------------------------------------------------------------------------
Reacquired:
  Series I                           (520,245)  (9,370,096) (1,349,682)  (23,877,945)
-------------------------------------------------------------------------------------
                                     (348,208) $(6,290,337)   (915,145) $(16,082,721)
-------------------------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                           AIM V.I. CORE STOCK FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         SERIES I
                                         -----------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                       YEAR ENDED DECEMBER 31,
                                             JUNE 30,      -----------------------------------------------------
                                               2005            2004        2003      2002       2001      2000
------------------------------------------                 ------------------------------------------------------
Net asset value, beginning of period      $ 18.51          $ 17.91       $  14.77  $ 18.58   $  20.71   $  21.01
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                       0.04             0.09/(a)/      0.13     0.21       0.20       0.23
-----------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                 (0.73)            0.67           3.20    (3.76)     (2.06)      0.72
-----------------------------------------------------------------------------------------------------------------
   Total from investment operations         (0.69)            0.76           3.33    (3.55)     (1.86)      0.95
-----------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income          --            (0.16)         (0.19)   (0.26)     (0.21)     (0.02)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains         --               --             --       --      (0.06)     (1.23)
-----------------------------------------------------------------------------------------------------------------
   Total distributions                         --            (0.16)         (0.19)   (0.26)     (0.27)     (1.25)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 17.82          $ 18.51       $  17.91  $ 14.77   $  18.58   $  20.71
-----------------------------------------------------------------------------------------------------------------
Total return/(b)/                           (3.73)%           4.24%         22.60%  (19.11)%    (8.97)%     4.87%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $86,101          $95,908       $109,203  $95,531   $133,754   $126,683
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      1.10%/(c)(d)/    1.21%          1.10%    1.12%      1.09%      1.08%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                          0.38%/(c)/       0.36%/(a)/     0.82%    0.99%      1.27%      1.37%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                   16%              40%            93%      49%        29%        69%
-----------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $90,370,458. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16% (annualized).
/(e)/Not annualized for periods less than one year.

                           AIM V.I. CORE STOCK FUND

                                                                                 SERIES II
                                                                   -------------------------------
                                                                                    APRIL 30, 2004 (DATE
                                                                     SIX MONTHS     SALES COMMENCED) TO
                                                                   ENDED JUNE 30,    DECEMBER 31, 2004
                                                                   --------------   --------------------
                                                                        2005                2004
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $18.48              $17.33
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.01                0.11/(a)/
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.73)               1.20
--------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.72)               1.31
--------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --               (0.16)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $17.76              $18.48
--------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (3.90)%              7.56%
--------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $   10              $   11
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.35%/(c)/          1.45%/(d)/
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.41%/(c)/          1.46%/(d)/
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     0.13%/(c)/          0.12%/(d)/
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               16%                 40%
--------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share paid by Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of net investment to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,414. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and

                           AIM V.I. CORE STOCK FUND
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. CORE STOCK FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                            AIM V.I CORE STOCK FUND

                                                           AIM V.I DYNAMICS FUND
                               Semiannual Report to Shareholders . June 30, 2005

               AIM V.I. DYNAMICS FUND seeks to provide long-term capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                        [YOUR GOALS. OUR SOLUTIONS.]
                                           -REGISTERED TRADEMARK-

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE       -REGISTERED TRADEMARK-

AIM V.I DYNAMICS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Despite a market rally at the close of the reporting period, stock indexes generally posted lackluster returns for the half year, amid investor concerns about higher oil prices and rising interest rates. These trends also muted the Fund's performance.

     The Fund's focus on mid-cap stocks helped it outperform the large-cap oriented S&P 500 Index, as mid-cap stocks generally outperformed their large-cap counterparts over the period. The Fund outperformed its Lipper peers, but slightly lagged the Russell Midcap Growth Index because its holdings in industrials and health care generally underperformed those of the benchmark.

FUND VS. INDEXES

Total returns, 12/31/04-6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                      1.20%

Series II Shares                     1.05

Standard & Poor's Composite Index
of 500 Stocks (S&P 500 Index)
(Broad Market Index)                -0.81

Russell Midcap Growth Index
(Style-specific Index)               1.70

Lipper Mid-Cap Growth Fund
Index (Peer Group Index)            -0.92

Source: Lipper, Inc.

--------------------------------------------------------------------------------

HOW WE INVEST

We select stocks based on an analysis of individual companies, focusing on mid-cap growth companies that are favorably priced relative to the rest of the market.

     Our investment process involves:

.. identifying medium-sized companies with sustainable revenue and earnings growth and that have low valuations relative to their projected growth rates;

.. applying fundamental research, including financial statement analysis, to identify stocks of companies with large potential markets, cash-generating business models, improving balance sheets and solid management teams;

.. using a variety of valuation techniques to determine target prices for purchase and sale of the stock.

     The resulting portfolio contains both "core holdings" industry leaders serving growing, non-cyclical markets whose performance tends to remain constant regardless of economic conditions; and "earnings-acceleration" holdings driven by near-term catalysts such as new products or improved processes which may lead to rapid sales or earnings growth for a one-to three-year period.

     We strive to control volatility and risk by diversifying fund holdings across sectors.

     We consider selling a stock if:

.. a company's fundamentals deteriorate.

.. a stock's price reaches our valuation target.

.. a company moves into the large capitalization range.

.. we find a more attractive investment option.

MARKET CONDITIONS AND YOUR FUND

     The S&P 500 Index declined at the beginning of reporting period amid concerns about increasing oil prices and rising interest rates. The Federal Reserve (the Fed) continued raising interest rates to slow economic growth and curb potential inflation. The market generally rebounded in the last two months of the period as oil prices fell in May--before rising again in June--and many companies in the S&P 500 Index reported strong earnings.

     In this environment, the Fund's earnings-acceleration holdings adversely affected performance early in the period when markets struggled, but enhanced performance when stocks rallied in the final months of the period.

     Over the six months covered by this report, we increased the Fund's holdings in consumer discretionary, which benefited from healthy consumer spending, and energy, which

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                  TOP 10 EQUITY HOLDINGS*                              TOP 5 INDUSTRIES*
By sector
1. Consumer Discretionary       23.8%   1. Hilton Hotels Corp.                        1.7%  1. Health Care Equipment        6.0%
2. Information Technology       20.5    2. Polo Ralph Lauren Corp.                    1.6   2. Semiconductors               5.1
3. Health Care                  16.1    3. Nextel Partners, Inc.-Class A              1.6   3. Communications Equipment     4.0
4. Financials                   10.3    4. Starwood Hotels & Resorts                        4. Application Software         3.8
5. Energy                        9.8       Worldwide, Inc.                            1.6   5. Wireless Telecommunication
6. Industrials                   8.7    5. Station Casinos, Inc.                      1.5      Services                     3.7
7. Telecommunication Services    3.7    6. National Semiconductor Corp.               1.5
8. Materials                     3.1    7. Legg Mason, Inc.                           1.4
9. Consumer Staples              2.5    8. Corrections Corp. of America               1.4
   Money Market Funds                   9. Coach, Inc.                                1.4
   Plus Other Assets Less              10. Kohl's Corp.                               1.3
   Liabilities                   1.5
                                       TOTAL NET ASSETS                    $109.1 million
                                       TOTAL NUMBER OF HOLDINGS*                      110

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

--------------------------------------------------------------------------------

AIM V.I DYNAMICS FUND

benefited from rising oil prices. We reduced the portfolio's exposure to industrials by trimming our holdings mainly in companies that have been adversely affected by slow job growth. We also trimmed our holdings in information technology--a sector where we did not find many attractive new stocks.

     Two consumer discretionary stocks that enhanced performance were:

.. Abercrombie & Fitch, an upscale casual clothing chain. The company's management team has reversed several years of declining comparable store sales. Additionally, the company has used its income to create new business opportunities and has bought back its stock, benefiting shareholders.

.. Advance Auto Parts,an auto parts retail chain. The company also has staged a turn-around, leading to improvements in profit margins and growth in revenues. The firm continues to gain market share and is now the second largest auto parts retailer in the U.S.

     Energy was the second-best performing sector for the Fund, and a stock that contributed to performance was Talisman Energy, an oil and gas exploration company. The firm reported an 89% increase in earnings for the first quarter of its fiscal year compared to the same period for the previous year, benefiting from increased production of and higher prices for its products.

     Information technology detracted the most from performance on an absolute basis, although the Fund was correctly underweight and our holdings generally held up better than those in the Russell Midcap Growth Index. Weak business spending adversely affected this sector. For instance, Avaya, which produces communication equipment and software, faltered on concerns that corporations may be slower to deploy the company's voice over Internet protocol (VoIP) products than originallyexpected. VoIP technology allows users to make phone calls without incurring typical analog telephone charges, such as for long-distance calls, and also allows the flexibility of connectingfrom virtually any location. We sold the stock after the end of the reporting period.

     Relative to the Russell Mid Cap Growth Index, health care was the weakest-performing sector for the Fund. Eyetech Pharmaceuticals in particular detracted from performance. Eyetech is a biopharmaceutical company that specializes in the development and marketing of novel therapeutics to treat eye diseases. Its stock declined after the company announced it did not expect to be profitable in 2005 and concerns were raised about increased competition. We sold the stock.

IN CLOSING

Although we are pleased to have provided positive returns for our investors for the reporting period, we are always striving to improve performance and help you meet your financial goals. We remain committed to our investment process of focusing on the stocks of mid-cap companies with growing earnings. Although growth stocks have struggled in recent years, it is important to remember that market segments go in and out of favor. We believe our strategy has the potential to provide investors with attractive returns over the long term. We thank you for your commitment to AIM V.I. Dynamics Fund.

The views and opinions expressed in Management's Discussion of Fund Performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

                  PAUL J. RASPLICKA,

[RASPLICKA        Chartered Financial Analyst and Senior Portfolio Manager, is
PHOTO]            lead portfolio manager of AIM V.I. Dynamics Fund. Mr.
                  Rasplicka began his investment career in 1982. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He received an M.B.A. from the University of Chicago.

                  KARL F. FARMER,

[FARMER,          Chartered Financial Analyst, spent six years as a pension
PHOTO]            actuary, focusing on retirement plans and other benefit
                  programs prior to joining AIM in 1998. He earned a B.S. in economics from Texas A&M University, graduating magna cum laude. He subsequently earned his M.B.A. in finance from The
                  Wharton School at the University of Pennsylvania.

                  Assisted by the Mid-Cap Growth/GARP Team

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (8/22/97)    4.12%
5 Years               -8.85
1 Year                 9.67

SERIES II SHARES
Inception              3.86%
5 Years               -9.08
1 Year                 9.34

--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is August 22, 1997. The inception date of Series II shares is April 30, 2004.

Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Dynamics Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

     Investing in small- and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Russell Midcap --registered trademark-- Growth Index is a subset of the Russell Midcap --registered trademark-- Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset value for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

------------------------------------------------------------------------------

                                                             HYPOTHETICAL
                                                          (5% ANNUAL RETURN
                                    ACTUAL                 BEFORE EXPENSES)
                          --------------------------   -----------------------
              BEGINNING      ENDING                      ENDING
               ACCOUNT       ACCOUNT       EXPENSES     ACCOUNT      EXPENSES
                VALUE         VALUE      PAID DURING     VALUE     PAID DURING
SHARE CLASS    (1/1/05)   (6/30/05)/1/    PERIOD/2/    (6/30/05)    PERIOD/2/
-----------   ---------   ------------   -----------   ---------   -----------
Series I      $1,000.00     $1,012.00       $5.74      $1,019.09      $5.76
Series II      1,000.00      1,010.50        6.98       1,017.85       7.00

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.15% and 1.40% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

------------------------------------------------------------------------------

AIM V.I DYNAMICS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Dynamics Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid-Cap Growth Fund Index. The Board noted that the Fund's performance was comparable to the performance of such Index for the one year period and below such Index for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was higher than the advisory fee rates for a mutual fund advised by AIM with investment strategies comparable to those of the Fund; and (ii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board

                                                                     (continued)

AIM V.I Dynamics Fund

considered the contractual nature of this fee waiver/ expense limitation and noted that it remains in effect until April 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                             MARKET
                                                   SHARES    VALUE
        ---------------------------------------------------------------
        COMMON STOCKS & OTHER EQUITY
         INTERESTS-98.45%

        ADVERTISING-1.01%
        Omnicom Group Inc.                         13,830 $   1,104,464
        ---------------------------------------------------------------

        AEROSPACE & DEFENSE-1.14%
        L-3 Communications Holdings, Inc.          16,300     1,248,254
        ---------------------------------------------------------------

        AIR FREIGHT & LOGISTICS-0.95%
        Robinson (C.H.) Worldwide, Inc.            17,800     1,035,960
        ---------------------------------------------------------------

        APPAREL RETAIL-2.47%
        Abercrombie & Fitch Co.-Class A            19,000     1,305,300
        ---------------------------------------------------------------
        Ross Stores, Inc.                          48,000     1,387,680
        ---------------------------------------------------------------
                                                              2,692,980
        ---------------------------------------------------------------

        APPAREL, ACCESSORIES & LUXURY
         GOODS-2.96%
        Coach, Inc./(a)/                           44,900     1,507,293
        ---------------------------------------------------------------
        Polo Ralph Lauren Corp./(a)/               40,000     1,724,400
        ---------------------------------------------------------------
                                                              3,231,693
        ---------------------------------------------------------------

        APPLICATION SOFTWARE-3.75%
        Amdocs Ltd. (United Kingdom)/(a)/          42,800     1,131,204
        ---------------------------------------------------------------
        Autodesk, Inc.                             20,700       711,459
        ---------------------------------------------------------------
        Mercury Interactive Corp./(a)/             19,900       763,364
        ---------------------------------------------------------------
        MicroStrategy Inc.-Class A/(a)/             8,300       440,232
        ---------------------------------------------------------------
        NAVTEQ Corp./(a)/                          28,100     1,044,758
        ---------------------------------------------------------------
                                                              4,091,017
        ---------------------------------------------------------------

        ASSET MANAGEMENT & CUSTODY
         BANKS-1.76%
        Legg Mason, Inc.                           14,650     1,525,211
        ---------------------------------------------------------------
        T. Rowe Price Group Inc.                    6,300       394,380
        ---------------------------------------------------------------
                                                              1,919,591
        ---------------------------------------------------------------

        AUTOMOTIVE RETAIL-1.04%
        Advance Auto Parts, Inc./(a)/              17,500     1,129,625
        ---------------------------------------------------------------

        BIOTECHNOLOGY-3.01%
        Genzyme Corp./(a)/                         18,400     1,105,656
        ---------------------------------------------------------------
        Gilead Sciences, Inc./(a)/                 22,200       976,578
        ---------------------------------------------------------------
        Invitrogen Corp./(a)/                       7,000       583,030
        ---------------------------------------------------------------
        Martek Biosciences Corp./(a)/              16,300       618,585
        ---------------------------------------------------------------
                                                              3,283,849
        ---------------------------------------------------------------

        BROADCASTING & CABLE TV-0.51%
        Univision Communications Inc.-Class A/(a)/ 20,000       551,000
        ---------------------------------------------------------------

        CASINOS & GAMING-1.52%
        Station Casinos, Inc.                      25,000     1,660,000
        ---------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
      -------------------------------------------------------------------

      COMMODITY CHEMICALS-1.55%
      Celanese Corp.-Series A/(a)/                   71,000 $   1,128,190
      -------------------------------------------------------------------
      Lyondell Chemical Co.                          21,200       560,104
      -------------------------------------------------------------------
                                                                1,688,294
      -------------------------------------------------------------------

      COMMUNICATIONS EQUIPMENT-3.95%
      ADC Telecommunications, Inc./(a)/              27,900       607,383
      -------------------------------------------------------------------
      Avaya Inc./(a)/                                46,400       386,048
      -------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                 51,600     1,220,340
      -------------------------------------------------------------------
      Corning Inc./(a)/                              67,200     1,116,864
      -------------------------------------------------------------------
      Scientific-Atlanta, Inc.                       29,400       978,138
      -------------------------------------------------------------------
                                                                4,308,773
      -------------------------------------------------------------------

      COMPUTER HARDWARE-0.60%
      PalmOne, Inc./(a)/                             22,000       654,940
      -------------------------------------------------------------------

      COMPUTER STORAGE & PERIPHERALS-0.93%
      QLogic Corp./(a)/                              33,000     1,018,710
      -------------------------------------------------------------------

      CONSTRUCTION & ENGINEERING-0.86%
      Chicago Bridge & Iron Co. N.V.-New York Shares
       (Netherlands)                                 40,900       934,974
      -------------------------------------------------------------------

      CONSUMER ELECTRONICS-0.50%
      Harman International Industries, Inc.           6,700       545,112
      -------------------------------------------------------------------

      DATA PROCESSING & OUTSOURCED
       SERVICES-1.95%
      Alliance Data Systems Corp./(a)/               34,000     1,379,040
      -------------------------------------------------------------------
      Iron Mountain Inc./(a)/                        24,000       744,480
      -------------------------------------------------------------------
                                                                2,123,520
      -------------------------------------------------------------------

      DEPARTMENT STORES-2.43%
      Kohl's Corp./(a)/                              25,500     1,425,705
      -------------------------------------------------------------------
      Nordstrom, Inc.                                18,100     1,230,257
      -------------------------------------------------------------------
                                                                2,655,962
      -------------------------------------------------------------------

      DISTILLERS & VINTNERS-0.86%
      Constellation Brands, Inc.-Class A/(a)/        31,800       938,100
      -------------------------------------------------------------------

      DIVERSIFIED BANKS-0.88%
      Centennial Bank Holdings, Inc.
       (Acquired 12/27/04; Cost $931,350)/(a)(b)/    88,700       957,960
      -------------------------------------------------------------------

      DIVERSIFIED COMMERCIAL & PROFESSIONAL
       SERVICES-2.42%
      ChoicePoint Inc./(a)/                          28,000     1,121,400
      -------------------------------------------------------------------
      Corrections Corp. of America/(a)/              38,700     1,518,975
      -------------------------------------------------------------------
                                                                2,640,375
      -------------------------------------------------------------------

      DRUG RETAIL-0.53%
      Shoppers Drug Mart Corp. (Canada)              16,700       579,270
      -------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                               MARKET
                                                     SHARES    VALUE
      -------------------------------------------------------------------

      EDUCATION SERVICES-1.05%
      Career Education Corp./(a)/                    31,400 $   1,149,554
      -------------------------------------------------------------------

      ELECTRICAL COMPONENTS &
       EQUIPMENT-0.97%
      Cooper Industries, Ltd.-Class A (Bermuda)      16,600     1,060,740
      -------------------------------------------------------------------

      ELECTRONIC EQUIPMENT
       MANUFACTURERS-1.70%
      Amphenol Corp.-Class A                         31,000     1,245,270
      -------------------------------------------------------------------
      Cogent Inc./(a)/                               21,400       610,970
      -------------------------------------------------------------------
                                                                1,856,240
      -------------------------------------------------------------------

      GENERAL MERCHANDISE STORES-1.11%
      Dollar General Corp.                           59,700     1,215,492
      -------------------------------------------------------------------

      HEALTH CARE DISTRIBUTORS-0.70%
      Henry Schein, Inc./(a)/                        18,300       759,816
      -------------------------------------------------------------------

      HEALTH CARE EQUIPMENT-5.99%
      Biomet, Inc.                                   32,000     1,108,480
      -------------------------------------------------------------------
      INAMED Corp./(a)/                               8,900       596,033
      -------------------------------------------------------------------
      Kinetic Concepts, Inc./(a)/                    18,100     1,086,000
      -------------------------------------------------------------------
      Mentor Corp.                                   13,200       547,536
      -------------------------------------------------------------------
      PerkinElmer, Inc.                              59,600     1,126,440
      -------------------------------------------------------------------
      Varian Medical Systems, Inc./(a)/              28,000     1,045,240
      -------------------------------------------------------------------
      Waters Corp./(a)/                              27,500     1,022,175
      -------------------------------------------------------------------
                                                                6,531,904
      -------------------------------------------------------------------

      HEALTH CARE FACILITIES-0.55%
      Triad Hospitals, Inc./(a)/                     11,000       601,040
      -------------------------------------------------------------------

      HEALTH CARE SERVICES-2.42%
      Cerner Corp./(a)(c)/                            8,300       564,151
      -------------------------------------------------------------------
      DaVita, Inc./(a)/                              24,400     1,109,712
      -------------------------------------------------------------------
      Express Scripts, Inc./(a)/                     19,400       969,612
      -------------------------------------------------------------------
                                                                2,643,475
      -------------------------------------------------------------------

      HEALTH CARE SUPPLIES-1.09%
      Cooper Cos., Inc. (The)                        15,100       918,986
      -------------------------------------------------------------------
      Gen-Probe Inc./(a)/                             7,600       275,348
      -------------------------------------------------------------------
                                                                1,194,334
      -------------------------------------------------------------------

      HOMEBUILDING-1.20%
      Pulte Homes, Inc.                              15,600     1,314,300
      -------------------------------------------------------------------

      HOTELS, RESORTS & CRUISE LINES-3.24%
      Hilton Hotels Corp.                            77,000     1,836,450
      -------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc./(d)/ 29,000     1,698,530
      -------------------------------------------------------------------
                                                                3,534,980
      -------------------------------------------------------------------

      HOUSEWARES & SPECIALTIES-1.62%
      Fortune Brands, Inc.                            6,200       550,560
      -------------------------------------------------------------------
      Jarden Corp./(a)/                              22,600     1,218,592
      -------------------------------------------------------------------
                                                                1,769,152
      -------------------------------------------------------------------

      HYPERMARKETS & SUPER CENTERS-0.59%
      BJ's Wholesale Club, Inc./(a)/                 19,900       646,551
      -------------------------------------------------------------------

                                                                 MARKET
                                                       SHARES    VALUE
     ----------------------------------------------------------------------

     INDUSTRIAL GASES-0.61%
     Praxair, Inc.                                     14,300 $     666,380
     ----------------------------------------------------------------------

     INDUSTRIAL MACHINERY-1.33%
     Ingersoll-Rand Co., Ltd.-Class A (Bermuda)         7,400       527,990
     ----------------------------------------------------------------------
     ITT Industries, Inc.                               9,500       927,485
     ----------------------------------------------------------------------
                                                                  1,455,475
     ----------------------------------------------------------------------

     INTEGRATED OIL & GAS-1.26%
     Murphy Oil Corp.                                  26,300     1,373,649
     ----------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES-1.13%
     Akamai Technologies, Inc./(a)/                    13,700       179,881
     ----------------------------------------------------------------------
     VeriSign, Inc./(a)/                               36,800     1,058,368
     ----------------------------------------------------------------------
                                                                  1,238,249
     ----------------------------------------------------------------------

     IT CONSULTING & OTHER SERVICES-0.86%
     Cognizant Technology Solutions Corp.-Class A/(a)/ 20,000       942,600
     ----------------------------------------------------------------------

     MANAGED HEALTH CARE-1.04%
     AMERIGROUP Corp./(a)/                             11,000       442,200
     ----------------------------------------------------------------------
     CIGNA Corp.                                        6,500       695,695
     ----------------------------------------------------------------------
                                                                  1,137,895
     ----------------------------------------------------------------------

     OIL & GAS DRILLING-2.13%
     Nabors Industries, Ltd. (Bermuda)/(a)/            18,400     1,115,408
     ----------------------------------------------------------------------
     Noble Corp. (Cayman Islands)                      19,700     1,211,747
     ----------------------------------------------------------------------
                                                                  2,327,155
     ----------------------------------------------------------------------

     OIL & GAS EQUIPMENT & SERVICES-3.00%
     Grant Prideco, Inc./(a)/                          32,200       851,690
     ----------------------------------------------------------------------
     National-Oilwell Varco Inc./(a)/                  25,000     1,188,500
     ----------------------------------------------------------------------
     Weatherford International Ltd. (Bermuda)/(a)/     21,200     1,229,176
     ----------------------------------------------------------------------
                                                                  3,269,366
     ----------------------------------------------------------------------

     OIL & GAS EXPLORATION &
      PRODUCTION-2.12%
     Rosetta Resources, Inc.
      (Acquired 06/28/05; Cost $1,091,200)/(a)(b)(e)/  68,200     1,091,200
     ----------------------------------------------------------------------
     Talisman Energy Inc. (Canada)                     32,400     1,217,268
     ----------------------------------------------------------------------
                                                                  2,308,468
     ----------------------------------------------------------------------

     OIL & GAS STORAGE &
      TRANSPORTATION-1.25%
     Williams Cos., Inc. (The)                         72,000     1,368,000
     ----------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-1.02%
     CapitalSource Inc./(a)/                           56,700     1,113,021
     ----------------------------------------------------------------------

     PACKAGED FOODS & MEATS-0.48%
     TreeHouse Foods, Inc./(a)/                        18,500       527,435
     ----------------------------------------------------------------------

     PHARMACEUTICALS-1.26%
     Medicis Pharmaceutical Corp.-Class A              20,000       634,600
     ----------------------------------------------------------------------
     MGI Pharma, Inc./(a)/                             34,000       739,840
     ----------------------------------------------------------------------
                                                                  1,374,440
     ----------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                                     MARKET
                                                          SHARES     VALUE
-------------------------------------------------------------------------------

RAILROADS-0.48%
CSX Corp.                                                  12,400 $     528,984
-------------------------------------------------------------------------------

REAL ESTATE-2.92%
Aames Investment Corp.                                     91,700       891,324
-------------------------------------------------------------------------------
KKR Financial Corp.
 (Acquired 08/05/04-12/14/04, Cost $1,186,520)/(a)(b)(e)/  59,200     1,332,000
-------------------------------------------------------------------------------
People's Choice Financial Corp.
 (Acquired 12/21/04; Cost $1,069,000)/(a)(b)/             106,900       962,100
-------------------------------------------------------------------------------
                                                                      3,185,424
-------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT &
 DEVELOPMENT-1.29%
CB Richard Ellis Group, Inc.-Class A/(a)/                  32,000     1,403,520
-------------------------------------------------------------------------------

REGIONAL BANKS-0.53%
Signature Bank/(a)/                                        23,700       578,280
-------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.62%
Tessera Technologies Inc./(a)/                             20,100       671,541
-------------------------------------------------------------------------------

SEMICONDUCTORS-5.05%
Altera Corp./(a)/                                          49,480       980,694
-------------------------------------------------------------------------------
Analog Devices, Inc.                                       14,500       540,995
-------------------------------------------------------------------------------
ATI Technologies Inc. (Canada)/(a)/                        35,200       417,120
-------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)/(a)/               16,400       623,856
-------------------------------------------------------------------------------
Microchip Technology Inc.                                  43,682     1,293,861
-------------------------------------------------------------------------------
National Semiconductor Corp.                               75,300     1,658,859
-------------------------------------------------------------------------------
                                                                      5,515,385
-------------------------------------------------------------------------------

SPECIALIZED FINANCE-1.06%
Chicago Mercantile Exchange Holdings Inc.                   3,900     1,152,450
-------------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.99%
Rohm & Haas Co.                                            23,400     1,084,356
-------------------------------------------------------------------------------

SPECIALTY STORES-3.13%
Office Depot, Inc./(a)/                                    52,900     1,208,236
-------------------------------------------------------------------------------
PETCO Animal Supplies, Inc./(a)/                           36,100     1,058,452
-------------------------------------------------------------------------------
Staples, Inc.                                              53,750     1,145,950
-------------------------------------------------------------------------------
                                                                      3,412,638
-------------------------------------------------------------------------------

                                                                      MARKET
                                                         SHARES       VALUE
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.80%
Hudson City Bancorp, Inc.                                  76,300 $     870,583
--------------------------------------------------------------------------------

TRUCKING-0.56%
Swift Transportation Co., Inc./(a)/                        26,200       610,198
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-3.72%
American Tower Corp.-Class A/(a)/                          61,100     1,284,322
--------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A/(a)/                         67,950     1,710,301
--------------------------------------------------------------------------------
SpectraSite, Inc./(a)/                                     14,300     1,064,349
--------------------------------------------------------------------------------
                                                                      4,058,972
--------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $93,600,077)                                             107,446,465
--------------------------------------------------------------------------------
MONEY MARKET FUNDS-2.47%
Premier Portfolio-Institutional Class
 (Cost $2,692,750)/(f)/                                 2,692,750     2,692,750
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.92% (excluding investments
 purchased with cash collateral from securities loaned)
 (Cost $96,292,827)                                                 110,139,215
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.39%
Premier Portfolio-Institutional Class/(f)(g)/             427,969       427,969
--------------------------------------------------------------------------------
Total Money Market Funds (purchased with cash
 collateral from securities loaned) (Cost $427,969)                     427,969
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.31% (Cost $96,720,796)                        110,567,184
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.31%)                                (1,431,257)
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                $ 109,135,927
--------------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $4,343,260, which represented 3.98% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities.
/(c)/All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
/(d)/Each unit represents one common share and one Class B share.
/(e)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2005 was $2,423,200, which represented 2.19% of the Fund's Total Investments. See Note 1A.
/(f)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(g)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. DYNAMICS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $93,600,077)*                  $ 107,446,465
--------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $3,120,719)        3,120,719
--------------------------------------------------------------------------------
    Total investments (cost $96,720,796)                            110,567,184
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                    2,031,935
--------------------------------------------------------------------------------
  Fund shares sold                                                        4,831
--------------------------------------------------------------------------------
  Dividends                                                              39,982
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         9,963
--------------------------------------------------------------------------------
    Total assets                                                    112,653,895
--------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                               2,359,225
--------------------------------------------------------------------------------
  Fund shares reacquired                                                479,614
--------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     13,960
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           427,969
--------------------------------------------------------------------------------
Accrued administrative services fees                                    187,630
--------------------------------------------------------------------------------
Accrued distribution fees-Series II                                           7
--------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                           120
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                 238
--------------------------------------------------------------------------------
Accrued operating expenses                                               49,205
--------------------------------------------------------------------------------
    Total liabilities                                                 3,517,968
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $ 109,135,927
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $ 195,601,166
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                             (276,138)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities
 and foreign currencies                                            (100,035,495)
--------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                          13,846,394
--------------------------------------------------------------------------------
                                                                  $ 109,135,927
--------------------------------------------------------------------------------

NET ASSETS:
Series I                                                          $ 109,124,651
--------------------------------------------------------------------------------
Series II                                                         $      11,276
--------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                              8,081,496
--------------------------------------------------------------------------------
Series II                                                                   838
--------------------------------------------------------------------------------
Series I:
  Net asset value per share                                       $       13.50
--------------------------------------------------------------------------------
Series II:
  Net asset value per share                                       $       13.46
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

 INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $839)                $   350,541
 ------------------------------------------------------------------------------
 Dividends from affiliated money market funds (includes securities lending income of $3,070, after compensation to counterparties
  of $3,043)                                                            41,833
 ------------------------------------------------------------------------------
     Total investment income                                           392,374
 ------------------------------------------------------------------------------

 EXPENSES:
 Advisory fees                                                         430,005
 ------------------------------------------------------------------------------
 Administrative services fees                                          167,929
 ------------------------------------------------------------------------------
 Custodian fees                                                          9,869
 ------------------------------------------------------------------------------
 Distribution fees-Series II                                                14
 ------------------------------------------------------------------------------
 Transfer agent fees                                                     6,364
 ------------------------------------------------------------------------------
 Trustees' and officer's fees and benefits                               8,202
 ------------------------------------------------------------------------------
 Other                                                                  39,597
 ------------------------------------------------------------------------------
     Total expenses                                                    661,980
 ------------------------------------------------------------------------------
 Less: Fees waived                                                      (4,219)
 ------------------------------------------------------------------------------
     Net expenses                                                      657,761
 ------------------------------------------------------------------------------
 Net investment income (loss)                                         (265,387)
 ------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
 Net realized gain (loss) from:
   Investment securities (includes gains from securities sold to
    affiliates of $36,125)                                           6,178,445
 ------------------------------------------------------------------------------
   Foreign currencies                                                  (13,490)
 ------------------------------------------------------------------------------
                                                                     6,164,955
 ------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of:
   Investment securities                                            (4,990,188)
 ------------------------------------------------------------------------------
   Foreign currencies                                                        2
 ------------------------------------------------------------------------------
                                                                    (4,990,186)
 ------------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies          1,174,769
 ------------------------------------------------------------------------------
 Net increase in net assets resulting from operations              $   909,382
 ------------------------------------------------------------------------------

* At June 30, 2005, securities with an aggregate market value of $423,113 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. DYNAMICS FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                                    JUNE 30,
                                                                                                                      2005
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                    $   (265,387)
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                                6,164,955
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies              (4,990,186)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                               909,382
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                         (15,393,233)
--------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                        (15,393,233)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                          (14,483,851)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                              123,619,778
--------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(276,138) and $(10,751), respectively)  $109,135,927
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  DECEMBER 31,
                                                                                                                      2004
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                    $   (858,459)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                               28,100,633
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies             (12,380,350)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                            14,861,824
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                         (60,521,334)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                             10,000
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                        (60,511,334)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                          (45,649,510)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                              169,269,288
-------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(276,138) and $(10,751), respectively)  $123,619,778
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. DYNAMICS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dynamics Fund, formerly INVESCO VIF-Dynamics Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                            AIM V.I. DYNAMICS FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.745%
                           -------------------------
                           Next $250 million  0.73%
                           -------------------------
                           Next $500 million  0.715%
                           -------------------------
                           Next $1.5 billion  0.70%
                           -------------------------
                           Next $2.5 billion  0.685%
                           -------------------------
                           Next $2.5 billion  0.67%
                           -------------------------
                           Next $2.5 billion  0.655%
                           -------------------------
                           Over $10 billion   0.64%
                           -------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I Shares to 1.30% and Series II Shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not

                            AIM V.I. DYNAMICS FUND
anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $4,219.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $143,134 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $6,364.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $14.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $3,341,046  $29,159,522 $(29,807,818)      $ --       $2,692,750  $38,763     $ --
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $  561,100  $ 1,737,913 $ (1,871,044)      $ --       $  427,969  $ 3,070     $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                  $3,902,146  $30,897,435 $(31,678,862)      $ --       $3,120,719  $41,833     $ --
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

                            AIM V.I. DYNAMICS FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $1,112,535 and sales of $1,170,525, which resulted in net realized gains of $36,125.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,198 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At June 30, 2005, securities with an aggregate value of $423,113 were on loan to brokers. The loans were secured by cash collateral of $427,969 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $3,070 for securities lending transactions, which are net of compensation to counterparties.

                            AIM V.I. DYNAMICS FUND

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2009               $ 34,604,090
                 ---------------------------------------------
                 December 31, 2010                 70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward $105,230,019
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $58,051,688 and $71,639,311, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $15,618. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $16,040,691
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,814,518)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $13,226,173
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $97,341,011.

NOTE 10--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
     ---------------------------------------------------------------------
                           SIX MONTHS ENDED             YEAR ENDED
                             JUNE 30, 2005           DECEMBER 31, 2004
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
     ---------------------------------------------------------------------
     Sold:
       Series I           672,469  $  8,786,972   3,083,564  $ 37,510,555
     ---------------------------------------------------------------------
       Series II/(a)/          --            --         838        10,000
     ---------------------------------------------------------------------
     Reacquired:
       Series I        (1,855,999)  (24,180,205) (8,198,618)  (98,031,889)
     ---------------------------------------------------------------------
                       (1,183,530) $(15,393,233) (5,114,216) $(60,511,334)
     ---------------------------------------------------------------------

/(a)/Series II shares commenced sales on April 30, 2004.

                            AIM V.I. DYNAMICS FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                   -----------------------------
                                                                     SIX MONTHS
                                                                   ENDED JUNE 30,
                                                                        2005          ----------
                                                                   --------------        2004
--------------------------------------------------------------------                  -----------
Net asset value, beginning of period                                  $  13.34        $  11.77
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.03)          (0.09)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.19            1.66
-------------------------------------------------------------------------------------------------
    Total from investment operations                                      0.16            1.57
-------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                  --              --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  13.50        $  13.34
-------------------------------------------------------------------------------------------------
Total return/(b)/                                                         1.20%          13.34%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $109,125        $123,609
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                   1.15%/(c)/      1.14%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (0.47)%/(c)/    (0.62)%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                59%             64%
-------------------------------------------------------------------------------------------------

                                                                              SERIES I
                                                                   ------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.54       $  12.54       $  18.21       $  18.90
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)         (0.00)/(a)/    (0.00)/(a)/    (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.30          (4.00)         (5.67)         (0.67)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.23          (4.00)         (5.67)         (0.67)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --             --             --          (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.77       $   8.54       $  12.54       $  18.21
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     37.82%        (31.90)%       (31.14)%        (3.55)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $169,269       $116,135       $174,716       $170,610
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.14%/(d)/     1.12%          1.08%          1.09%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.70)%        (0.75)%        (0.54)%        (0.24)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            129%           110%            62%            58%
------------------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08), $(0.06) and $(0.03) for the years ended December 31, 2002, 2001 and 2000 respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of
     $115,607,240.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for the year ended December 31, 2003.
/(e)/Not annualized for periods less than one year.

                                                                            SERIES II
                                                            ----------------------------------
                                                                                   APRIL 30, 2004
                                                            SIX MONTHS ENDED   (DATE SALES COMMENCED)
                                                             JUNE 30, 2005      TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $13.32                $11.94
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)                (0.07)
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.19                  1.45
-----------------------------------------------------------------------------------------------------
    Total from investment operations                               0.14                  1.38
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $13.46                $13.32
-----------------------------------------------------------------------------------------------------
Total return/(a)/                                                  1.05%                11.56%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   11                $   11
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.40%/(b)/            1.40%/(c)/
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       (0.72)%/(b)/          (0.88)%/(c)/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                         59%                   64%
-----------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,941. /(c)/Annualized.
/(d)/Not annualized for periods less than one year.


                            AIM V.I. DYNAMICS FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds'

                            AIM V.I. DYNAMICS FUND
advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                            AIM V.I. DYNAMICS FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                             AIM V.I DYNAMICS FUND

                                                AIM V.I. FINANCIAL SERVICES FUND
                               Semiannual Report to Shareholders o June 30, 2005

                          AIM V.I. FINANCIAL SERVICES FUND seeks capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

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THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

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                                        [YOUR GOALS. OUR SOLUTIONS.]
                                        - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE     - REGISTERED TRADEMARK -

AIM V.I. FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

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PERFORMANCE SUMMARY

Both the overall stock market and the financials sector turned in modestly negative returns for the six months ended June 30, 2005, amidst a backdrop of rising short-term interest rates and higher oil prices. AIM V.I. Financial Services Fund, which focuses its investments in the financials sector, trailed the S&P 500 Financials Index by a small margin for the period. Fund holding Fannie Mae detracted from the Fund's relative performance. In contrast, the Fund's insurance holdings contributed to performance. We believe our long-term investment horizon is key to creating wealth and to potentially capitalizing on opportunities created by market volatility.

FUND VS. INDEXES

TOTAL RETURNS, 12/31/04-6/30/05, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Series I Shares                         -2.88%

Series II Shares                        -3.02

Standard & Poor's Composite Index of
500 Stocks (S&P 500 Index) (Broad
Market Index)                           -0.81

S&P 500 Financials Index
(Style-specific Index)                  -2.33

Lipper Financial Services Fund Index
(Peer Group Index)                      -1.76

SOURCE: LIPPER, INC.
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HOW WE INVEST

Our goal is to create wealth for shareholders. We maintain a long-term investment horizon and invest in the two primary opportunities we believe have historically resulted in superior investment returns within the financials sector:

.. Common stocks of financial companies trading at a significant discount to our estimate of intrinsic value because of excessive short-term investor pessimism. Intrinsic value is a measure based primarily on the future cash flows generated by the businesses.

.. Common stocks of reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.

     We maintain a proprietary database of intrinsic value estimates for current and prospective investments and screen financial companies for those of acceptable quality. Stocks that are being considered for purchase undergo exhaustive analysis of capital adequacy, economic returns, sustainable growth and other considerations including less tangible considerations such as how well management executes its business strategy. The result is generally a 35- to 50-stock portfolio. Within the portfolio, we attempt to mitigate risk by diversifying holdings in multiple ways including across industries and businesses that react in different ways to changes in interest rates and economic cycles.

     We believe that a key to successful execution of our strategy is a well-honed sell decision. We sell a stock most frequently to invest in a more attractive opportunity or because we believe a stock has become overvalued. We also sell a stock if we determine the investment was a mistake. Such a circumstance typically includes an adverse change in business fundamentals that is inadequately reflected in valuation or insufficient capital to continue the level of dividends or share repurchases we expected.

MARKET CONDITIONS AND YOUR FUND

The market rally that began in late 2004 faded during the early months of 2005 and then recovered as the second quarter drew to a close. Strong macroeconomic news on the industrial and employment fronts was offset by concerns over higher interest rates and persistently high oil prices--and the potential impact of both on economic growth and inflation. Actually, the first six months of 2005 represent a good example of how investor sentiment can change over a period when very little about the investing backdrop really changes.

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PORTFOLIO COMPOSITION                            TOP 10 EQUITY HOLDINGS*                      TOTAL NET ASSETS      $174.6 million
By industry                                                                                   TOTAL NUMBER OF HOLDINGS*         37
 1. Thrifts & Mortgage Finance            14.2%   1. Fannie Mae                        6.8%
 2. Diversified Banks                     14.2    2. Citigroup Inc.                    6.1
 3. Other Diversified Financial Services  12.1    3. JPMorgan Chase & Co.              6.0
 4. Property & Casualty Insurance         10.4    4. Bank of America Corp.             5.3
 5. Investment Banking & Brokerage        10.0    5. Hartford Financial Services
                                                     Group, Inc. (The)                 4.9
 6. Multi-Line Insurance                   9.4    6. Merrill Lynch & Co., Inc.         4.7
 7. Asset Management & Custody Banks       8.1    7. Bank of New York Co., Inc. (The)  4.7
 8. Regional Banks                         6.8    8. Freddie Mac                       4.5
 9. Insurance Brokers                      4.3    9. ACE Ltd. (Cayman Islands)         3.9
10. Consumer Finance                       3.4   10. Capital One Financial Corp.       3.4
    3 other industries each with less
    than 3% of total net assets            5.4
    Money Market Funds Plus Other
     Assets Less Liabilities               1.7

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
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AIM V.I. FINANCIAL SERVICES FUND

     The financials sector has historically been especially sensitive to prospects for the economy and interest rates, a type of "canary in a coal mine" that reacts in a more pronounced way than the overall market to changes in investor sentiment. That was the case as the S&P 500 Financials Index underperformed the S&P 500 Index during the first several months of the year before recovering in May and June.

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CUMULATIVE RETURNS, SECOND QUARTER 2005

TOTAL RETURNS, 3/31/05-6/30/05, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES

Series I Shares               3.88%
Series II Shares              3.82
S&P 500 Index                 1.37
S&P Financials Index          4.32

SOURCE: LIPPER, INC.

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     As is the case in almost any period, some investments benefited Fund performance while others detracted. It is worth noting that we believe a lot of random market volatility creeps into analysis of portfolio performance over short periods, which results in a blurry picture of the portfolio's underlying risks and of which investments will ultimately prove to be good ones and which will not. Nevertheless, pointing out big differences relative to your Fund's benchmarks may be helpful in understanding how we have chosen to invest versus those investments that are available to us.

     During the reporting period, your Fund was overweight in insurance stocks relative to the S&P 500 Financials Index and the Fund's holdings in both life and property-casualty insurers did well. Examples of insurance stocks that contributed positively include ACE Limited, a global insurance company, The Hartford, a well-known U.S. multi-line insurer and the life insurance giant Prudential. The Prudential investment exemplifies an important element of our investment process. The company continued to deliver on its promise to improve return on equity. Management's decision to return excess capital to shareholders was a major driver of the company's improved financial performance over the last few years. Evidence of such financial discipline is an especially potent catalyst for the stock price when a company is viewed as having been careless with its capital in the past. Seeking out newly disciplined companies is a key element of our investment process described above.

     Hands down, the largest detractor from portfolio performance during the period was our combined investment in Fannie Mae and Freddie Mac. Both government-sponsored mortgage intermediaries have been embroiled in accounting and regulatory probes. Fannie Mae and Freddie Mac operate attractive businesses that are vital to the U.S. housing market. While the outcome of pending legislation represents uncertainty surrounding the companies, both stocks appear deeply under-valued--more than compensating for the risks in our view. We continue to hold the stocks and believe that both companies represent compelling long-term investment opportunities.

     We made several noteworthy investments during the reporting period. We added Morgan Stanley early in the period after which the stock fell amidst diminished confidence in the chief executive officer (CEO) and questions regarding the company's strategic direction. The stock recovered after its board of directors selected a new CEO, John Mack, who seems uniquely qualified to lead the firm. We believe Morgan Stanley is a preeminent global investment bank with an enviable franchise that has the potential for materially higher earnings. As a result of the latent earning power and short-term investor pessimism, we believe the shares of Morgan Stanley are attractively valued. Other actions we took during the reporting period included:

.. Adding Hudson City Bancorp to the portfolio as part of a secondary offering. The New Jersey based savings bank has an attractive geographic footprint and excess capital.

.. The timely addition of H&R Block early in the period shortly before investors began to recognize its improving prospects. H&R Block provides tax preparation and other services.

IN CLOSING

Our stock selection process remains focused on uncovering investment opportunities in financial companies that are attractively valued and that return growing excess capital to shareholders. As always, we thank you for your investment in AIM V.I. Financial Services Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               MICHAEL J. SIMON,

[SIMON         Chartered Financial Analyst, senior portfolio manager, is the
PHOTO]         lead portfolio manager of AIM V.I. Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr.
               Simon received his B.B.A. in finance from Texas Christian
               University and his M.B.A. from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences
               Department of Texas Christian University's M.J. Neeley School of
               Business.


               MEGGAN M. WALSH,

[WALSH         Chartered Financial Analyst, senior portfolio manager, is a
PHOTO]         portfolio manager of AIM V.I. Financial Services Fund. She has worked in the investment industry since 1987. She joined AIM in 1991 as a trader of short-term taxable fixed income securities.
               In 1998, Ms. Walsh assumed portfolio management duties in AIM's equities department. Ms. Walsh received her bachelor's degree in finance from the University of Maryland and her M.B.A. from Loyola College.

               Assisted by the Basic Value Team and the Diversified Dividend
               Team


                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

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AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (9/20/99)         6.68%
5 Years                     5.57
1 Year                      3.94

SERIES II SHARES
Inception                   6.42%
5 Years                     5.31
1 Year                      3.65
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Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is September 20, 1999. The inception date of Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Financial Services Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The S&P 500 Financials Index is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

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                                                            HYPOTHETICAL
                                                          (5% ANNUAL RETURN
                                     ACTUAL                BEFORE EXPENSES)

               BEGINNING      ENDING                     ENDING     EXPENSES
                ACCOUNT       ACCOUNT     EXPENSES       ACCOUNT      PAID
                 VALUE         VALUE     PAID DURING      VALUE      DURING
SHARE CLASS    (1/1/05)    (6/30/05)/1/   PERIOD/2/     (6/30/05)   PERIOD/2/

Series I      $ 1,000.00     $ 971.20       $ 5.38     $ 1,019.34      $ 5.51
Series II       1,000.00       969.80         6.59       1,018.10        6.76

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.10% and 1.35% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
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AIM V.I. FINANCIAL SERVICES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Financial Services Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be reached that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Financial Services Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be reached that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for the mutual fund included breakpoints; and (ii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual fund were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2006 in an amount necessary to limit total annual

                                                                     (continued)

AIM V.I. FINANCIAL SERVICES FUND

operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                               MARKET
                                                    SHARES     VALUE
      -------------------------------------------------------------------
      COMMON STOCKS-98.32%

      ASSET MANAGEMENT & CUSTODY
       BANKS-8.14%
      Bank of New York Co., Inc. (The)              282,275 $   8,123,875
      -------------------------------------------------------------------
      Federated Investors, Inc.-Class B             100,800     3,025,008
      -------------------------------------------------------------------
      Franklin Resources, Inc.                       17,800     1,370,244
      -------------------------------------------------------------------
      State Street Corp.                             35,100     1,693,575
      -------------------------------------------------------------------
                                                               14,212,702
      -------------------------------------------------------------------

      CONSUMER FINANCE-3.43%
      Capital One Financial Corp.                    74,800     5,984,748
      -------------------------------------------------------------------

      DIVERSIFIED BANKS-14.16%
      Anglo Irish Bank Corp. PLC (Ireland)/(a)/     104,600     1,294,999
      -------------------------------------------------------------------
      Bank of America Corp.                         201,324     9,182,388
      -------------------------------------------------------------------
      U.S. Bancorp                                  118,200     3,451,440
      -------------------------------------------------------------------
      Wachovia Corp.                                110,800     5,495,680
      -------------------------------------------------------------------
      Wells Fargo & Co.                              85,950     5,292,801
      -------------------------------------------------------------------
                                                               24,717,308
      -------------------------------------------------------------------

      DIVERSIFIED CAPITAL MARKETS-1.19%
      UBS A.G. (Switzerland)                         26,700     2,078,595
      -------------------------------------------------------------------

      INSURANCE BROKERS-4.32%
      Aon Corp.                                     138,200     3,460,528
      -------------------------------------------------------------------
      Marsh & McLennan Cos., Inc.                   147,000     4,071,900
      -------------------------------------------------------------------
                                                                7,532,428
      -------------------------------------------------------------------

      INVESTMENT BANKING & BROKERAGE-9.95%
      Goldman Sachs Group, Inc. (The)                 8,500       867,170
      -------------------------------------------------------------------
      Lehman Brothers Holdings Inc.                  24,900     2,472,072
      -------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                     148,400     8,163,484
      -------------------------------------------------------------------
      Morgan Stanley                                111,900     5,871,393
      -------------------------------------------------------------------
                                                               17,374,119
      -------------------------------------------------------------------

      LIFE & HEALTH INSURANCE-2.84%
      Prudential Financial, Inc.                     75,600     4,963,896
      -------------------------------------------------------------------

      MULTI-LINE INSURANCE-9.43%
      American International Group, Inc.             71,050     4,128,005
      -------------------------------------------------------------------
      Genworth Financial Inc.-Class A               123,100     3,721,313
      -------------------------------------------------------------------
      Hartford Financial Services Group, Inc. (The) 115,100     8,607,178
      -------------------------------------------------------------------
                                                               16,456,496
      -------------------------------------------------------------------

      OTHER DIVERSIFIED FINANCIAL
       SERVICES-12.11%
      Citigroup Inc.                                229,240    10,597,765
      -------------------------------------------------------------------
      JPMorgan Chase & Co.                          298,620    10,547,258
      -------------------------------------------------------------------
                                                               21,145,023
      -------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                                                                MARKET
                                                    SHARES      VALUE
      --------------------------------------------------------------------

      PROPERTY & CASUALTY INSURANCE-10.38%
      ACE Ltd. (Cayman Islands)                      152,300 $   6,830,655
      --------------------------------------------------------------------
      Chubb Corp. (The)                               16,100     1,378,321
      --------------------------------------------------------------------
      MBIA Inc.                                       55,800     3,309,498
      --------------------------------------------------------------------
      SAFECO Corp.                                    70,300     3,820,102
      --------------------------------------------------------------------
      St. Paul Travelers Cos., Inc. (The)             70,406     2,783,149
      --------------------------------------------------------------------
                                                                18,121,725
      --------------------------------------------------------------------

      REGIONAL BANKS-6.83%
      Cullen/Frost Bankers, Inc.                      47,000     2,239,550
      --------------------------------------------------------------------
      Fifth Third Bancorp                            123,425     5,086,344
      --------------------------------------------------------------------
      North Fork Bancorp., Inc.                      107,050     3,007,035
      --------------------------------------------------------------------
      Zions Bancorp.                                  21,600     1,588,248
      --------------------------------------------------------------------
                                                                11,921,177
      --------------------------------------------------------------------

      SPECIALIZED CONSUMER SERVICES-1.32%
      H&R Block, Inc.                                 39,300     2,293,155
      --------------------------------------------------------------------

      THRIFTS & MORTGAGE FINANCE-14.22%
      Fannie Mae                                     202,700    11,837,680
      --------------------------------------------------------------------
      Freddie Mac                                    120,550     7,863,477
      --------------------------------------------------------------------
      Hudson City Bancorp, Inc.                      131,200     1,496,992
      --------------------------------------------------------------------
      PMI Group, Inc. (The)                           93,100     3,629,038
      --------------------------------------------------------------------
                                                                24,827,187
      --------------------------------------------------------------------
          Total Common Stocks
           (Cost $154,228,952)                                 171,628,559
      --------------------------------------------------------------------
      MONEY MARKET FUNDS-1.00%
      Premier Portfolio-Institutional Class
       (Cost $1,753,744)/(b)/                      1,753,744     1,753,744
      --------------------------------------------------------------------
      TOTAL INVESTMENTS-99.32% (Cost $155,982,696)             173,382,303
      --------------------------------------------------------------------
      OTHER ASSETS LESS LIABILITIES-0.68%                        1,183,878
      --------------------------------------------------------------------
      NET ASSETS-100.00%                                     $ 174,566,181
      --------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at June 30, 2005 represented 0.75% of the Fund's Total Investments. See Note 1A.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

                       AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $154,228,952)                      $171,628,559
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,753,744)           1,753,744
-----------------------------------------------------------------------------------
    Total investments (cost $155,982,696)                              173,382,303
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       1,485,165
-----------------------------------------------------------------------------------
  Fund shares sold                                                           2,533
-----------------------------------------------------------------------------------
  Dividends                                                                207,669
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           12,161
-----------------------------------------------------------------------------------
Other assets                                                                   424
-----------------------------------------------------------------------------------
    Total assets                                                       175,090,255
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                   201,356
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        18,157
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       272,547
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              6
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              128
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                    862
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  31,018
-----------------------------------------------------------------------------------
    Total liabilities                                                      524,074
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $174,566,181
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $158,517,108
-----------------------------------------------------------------------------------
Undistributed net investment income                                      3,073,372
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                     (4,423,543)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             17,399,244
-----------------------------------------------------------------------------------
                                                                      $174,566,181
-----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $174,555,625
-----------------------------------------------------------------------------------
Series II                                                             $     10,556
-----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                12,301,933
-----------------------------------------------------------------------------------
Series II                                                                      746
-----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $      14.19
-----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $      14.15
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $23,712)             $  2,100,345
-------------------------------------------------------------------------------
Dividends from affiliated money market funds                            95,743
-------------------------------------------------------------------------------
    Total investment income                                          2,196,088
-------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                          681,635
-------------------------------------------------------------------------------
Administrative services fees                                           251,619
-------------------------------------------------------------------------------
Custodian fees                                                           9,088
-------------------------------------------------------------------------------
Distribution fees-Series II                                                 13
-------------------------------------------------------------------------------
Transfer agent fees                                                      7,138
-------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                9,453
-------------------------------------------------------------------------------
Other                                                                   47,196
-------------------------------------------------------------------------------
    Total expenses                                                   1,006,142
-------------------------------------------------------------------------------
Less: Fees waived                                                       (2,028)
-------------------------------------------------------------------------------
    Net expenses                                                     1,004,114
-------------------------------------------------------------------------------
Net investment income                                                1,191,974
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                              5,967,938
-------------------------------------------------------------------------------
  Foreign currencies                                                       634
-------------------------------------------------------------------------------
                                                                     5,968,572
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                            (13,404,958)
-------------------------------------------------------------------------------
  Foreign currencies                                                      (726)
-------------------------------------------------------------------------------
                                                                   (13,405,684)
-------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies   (7,437,112)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (6,245,138)
-------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                              JUNE 30,
                                                                                                                2005
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $  1,191,974
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                          5,968,572
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies       (13,405,684)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                           (6,245,138)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                            --
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                           --
--------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                               --
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                   (23,078,762)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                           --
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                  (23,078,762)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                    (29,323,900)
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                        203,890,081
--------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $3,073,372 and $1,881,398, respectively)  $174,566,181
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            DECEMBER 31,
                                                                                                                2004
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $  1,889,536
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                         15,055,872
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies        (1,289,821)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                           15,655,587
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                    (1,438,311)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                          (76)
-------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                       (1,438,387)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                   (20,689,232)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                       10,076
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                  (20,679,156)
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                     (6,461,956)
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                        210,352,037
-------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $3,073,372 and $1,881,398, respectively)  $203,890,081
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Financial Services Fund, formerly INVESCO VIF-Financial Services Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                       AIM V.I. FINANCIAL SERVICES FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $2,028.

                       AIM V.I. FINANCIAL SERVICES FUND

  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $226,824 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $7,138.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $13.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                          UNREALIZED
                                 MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                               12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional
 Class                           $10,351,853  $21,727,483 $(30,325,592)      $ --       $1,753,744  $95,743     $ --
------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $1,002.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,339 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                       AIM V.I. FINANCIAL SERVICES FUND

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $8,204,690
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $23,419,155 and $37,854,931, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $5,875. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $22,366,400
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (6,921,900)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $15,444,500
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $157,937,803

NOTE 9--SHARE INFORMATION

                           CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED             YEAR ENDED
                                             JUNE 30,                DECEMBER 31,
                                               2005                      2004
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Series I                              419,542  $  5,902,685   3,650,703  $ 51,539,943
----------------------------------------------------------------------------------------
  Series II/(b)/                             --            --         741        10,000
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                   --            --      99,883     1,438,311
----------------------------------------------------------------------------------------
  Series II/(b)/                             --            --           5            76
----------------------------------------------------------------------------------------
Reacquired:
  Series I                           (2,074,276)  (28,981,447) (5,326,890)  (73,667,486)
----------------------------------------------------------------------------------------
                                     (1,654,734) $(23,078,762) (1,575,558) $(20,679,156)
----------------------------------------------------------------------------------------

/(a)/There are four entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 86% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with those entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related in the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                SERIES I
                                                                   ---------------------------------------------------------
                                                                     SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,                   YEAR ENDED DECEMBER 31,
                                                                        2005       -----------------------------------------
                                                                   ----------        2004      2003       2002       2001
--------------------------------------------------------------------               ------------------------------------------
Net asset value, beginning of period                                $  14.61       $  13.54  $  10.50  $  12.42   $  13.84
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.12           0.15      0.08      0.08       0.06
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.54)          1.02      3.02     (1.93)     (1.43)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.42)          1.17      3.10     (1.85)     (1.37)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    --          (0.10)    (0.06)    (0.07)     (0.04)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                   --             --        --        --      (0.01)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                   --          (0.10)    (0.06)    (0.07)     (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  14.19       $  14.61  $  13.54  $  10.50   $  12.42
-----------------------------------------------------------------------------------------------------------------------------
Total return/(a)/                                                      (2.88)%         8.68%    29.58%   (14.90)%    (9.88)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $174,556       $203,879  $210,352  $142,403   $183,084
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                                1.10%/(b)/     1.12%     1.09%     1.09%      1.07%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                    1.32%/(b)/     0.89%     0.87%     0.57%      0.46%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                              13%            67%       65%       72%       132%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------



                                                                   ---------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.10
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.03
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.72
----------------------------------------------------------------------------
    Total from investment operations                                   2.75
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --
----------------------------------------------------------------------------
  Distributions from net realized gains                               (0.01)
----------------------------------------------------------------------------
    Total distributions                                               (0.01)
----------------------------------------------------------------------------
Net asset value, end of period                                     $  13.84
----------------------------------------------------------------------------
Total return/(a)/                                                     24.80%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $220,316
----------------------------------------------------------------------------
Ratio of expenses to average net assets:                               1.09%
----------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.66%
----------------------------------------------------------------------------
Portfolio turnover rate/(c)/                                            114%
----------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of
     $182,265,334.
/(c)/Not annualized for periods less than one year.

                                                                              SERIES II
                                                                   -------------------------
                                                                                  APRIL 30, 2004
                                                                    SIX MONTHS     (DATE SALES
                                                                      ENDED       COMMENCED) TO
                                                                     JUNE 30,      DECEMBER 31,
                                                                       2005            2004
                                                                   ----------     --------------
--------------------------------------------------------------------
Net asset value, beginning of period                                 $14.59           $13.50
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.07             0.12
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.51)            1.07
--------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.44)            1.19
--------------------------------------------------------------------------------------------------
Less distributions from net investment income                            --            (0.10)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $14.15           $14.59
--------------------------------------------------------------------------------------------------
Total return/(a)/                                                     (3.02)%           8.85%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   11           $   11
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.35%/(b)/       1.38%/(c)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.07%/(b)/       0.63%/(c)/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                             13%              67%
--------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,422. /(c)/Annualized
/(d)/Not annualized for periods less than one year.

                       AIM V.I. FINANCIAL SERVICES FUND

NOTE 11--SUBSEQUENT EVENT

A significant shareholder of the Fund has filed an application for an SEC substitution order and notified AIM of their intent to substitute their investment selection in the Fund with another fund. It is anticipated that this substitution will occur in September 2005 and will result in a significant redemption of Fund shares. The market value of the accounts anticipated to be redeemed were 26% of the Fund's net assets as of June 30, 2005. To the extent that the redemption occurs, AIM currently intends to settle the transaction with a pro rata redemption-in-kind.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

                       AIM V.I. FINANCIAL SERVICES FUND

 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. FINANCIAL SERVICES FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                        AIM V.I FINANCIAL SERVICES FUND

                                                AIM V.I. GLOBAL HEALTH CARE FUND
                               Semiannual Report to Shareholders . June 30, 2005

       EFFECTIVE JULY 1, 2005, AFTER THE CLOSE OF THE REPORTING PERIOD, AIM V.I.
              HEALTH SCIENCES FUND WAS RENAMED AIM V.I. GLOBAL HEALTH CARE FUND.

                          AIM V.I. GLOBAL HEALTH CARE FUND seeks capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                        [YOUR GOALS. OUR SOLUTIONS.]
                                        - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE   - REGISTERED TRADEMARK -

AIM V.I. GLOBAL HEALTH CARE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Like the broad U.S. stock market, AIM V.I. Global Health Care Fund posted negative returns for the six months ended June 30, 2005. The Fund lagged the broad market by less than one half of one percentage point.

     Health care stocks as a group outperformed the broad market for the reporting period. Rising short-term interest rates led many investors to rotate out of economically sensitive sectors and into more defensive, less economically sensitive growth sectors such as health care.

     The Fund lagged its style-specific index, the Goldman Sachs Health Care Index, for the reporting period. We attribute the Fund's underperformance to poor performance of several of our biotechnology holdings, which performed poorly after a significant sell-off, which we describe later in this report.

FUND VS. INDEXES

Total returns, 12/31/04-6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                     -1.16%

Series II Shares                    -1.27

Standard & Poor's Composite Index
of 500 Stocks (S&P 500 Index)
(Broad Market Index)                -0.81

Goldman Sachs Health
Care Index (Style-specific Index)    5.95

Lipper Health/Biotech Fund Index
(Peer Group Index)                   1.20

Source: Lipper, Inc.
--------------------------------------------------------------------------------

HOW WE INVEST

We seek health care stocks of all market capitalizations that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.

     We typically invest in four segments of the health care sector: pharmaceuticals, biotechnology, medical technology and health services. We look for companies that are financially healthy and, in our opinion, likely to sustain their profitability. We assess the long-term commercial potential of each company's current and prospective products, especially products that meet otherwise unfilled market segments. We seek to manage risk by generally:

..    limiting investments in a single stock

..    diversifying across industries

..    monitoring political trends that could negatively affect a specific industry

     We may sell a holding when:

..    we identify a more attractive investment opportunity

..    we see a deterioration of a company's fundamentals

..    a company fails to capitalize on a market opportunity

..    a change in management occurs

MARKET CONDITIONS AND YOUR FUND

The market rally that began in late 2004 faded during the early months of 2005. During the first half of 2005, the market lost ground and then gained ground, finally closing not far from where it began. The market's indecision was the result of record-high energy prices and rising short-term interest rates, among other factors. In contrast with the stock market, U.S. gross domestic product, the broadest measure of the nation's overall economic activity, expanded strongly throughout the first half of 2005.

     The health care sector outperformed the broad market in both the first and second quarters of 2005. For much of the reporting period, investors worried if historically high energy prices and higher short-term interest rates might slow the overall economy or be a drag on corporate profits. Given these concerns, many investors moved out of more economically sensitive sectors of the market and into the health care sector. While the sector may be to be more defensive during periods of economic and market uncertainty, it also offered ample opportunities for continued growth. Many larger health care companies, particularly large pharmaceutical companies, paid relatively attractive dividends.

     Overall, our positioning of your Fund changed little during the reporting period. We continued to find value among pharmaceutical

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                         TOP 10 EQUITY HOLDINGS*                    TOTAL NET ASSETS           $318.2 million
By industry                                                                              TOTAL NUMBER OF HOLDINGS*              78
1. Pharmaceuticals                     48.4%   1. Roche Holding A.G. (Switzerland)  7.5%
2. Health Care Equipment               17.2    2. Pfizer Inc.                       5.9
3. Biotechnology                       14.3    3. Wyeth                             4.9
4. Managed Health Care                  6.0    4. Eisai Co., Ltd. (Japan)           4.9
5. Health Care Facilities               4.2    5. Astellas Pharma Inc. (Japan)      4.1
6. Health Care Services                 3.4    6. Amgen Inc.                        3.9
7. Health Care Supplies                 1.4    7. Sanofi-Aventis-ADR (France)       3.7
8. Electronic Equipment Manufacturers   0.5    8. St. Jude Medical, Inc.            3.6
9. Diversified Chemicals                0.2    9. Protein Design Labs, Inc.         3.3
   Money Market Funds Plus Other              10. Medtronic, Inc.                   3.0
      Assets Less Liabilities           4.4

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM V.I. GLOBAL HEALTH CARE FUND

stocks as well as compelling investment opportunities in biotechnology, medical technology and health care providers and services stocks.

     For the reporting period, health care services and health care supplies stocks had the greatest positive effect on Fund performance. As a group, such stocks have performed strongly of late because of continued pricing power and strong cost containment at many of the industry's leading companies. Also, investors recognized the positive impact of the Medicare Modernization Act on the services provided by such companies. PacifiCare and Community Health Systems were among the holdings that contributed to Fund performance during the reporting period.

     Biotechnology stocks had the greatest negative effect on Fund performance for the reporting period. The sector was very volatile in the first half of the year. Biogen Idec and Elan suspended sales of their promising new biotechnology drug for multiple sclerosis due to serious side effects. Their action prompted a widespread selloff of biotechnology stocks in the first quarter of 2005. The sector recovered in the second quarter as investors recognized the growing market potential for other newly launched biotechnology drugs. We continued to hold Biogen Idec as the company contemplates the possibility of bringing its multiple sclerosis drug back onto the market. Other biotechnology stocks that contributed to your Fund's underperformance included OSI Pharmaceuticals and QLT Phototherapeutics. The value of each of these stocks declined due to heightened competition for their products. We reduced our holding of OSI Pharmaceuticals, but maintained our position in QLT Phototherapeutics because we felt comfortable with the company's longer-term prospects.

     Other industries had only marginal effects on Fund performance. Pharmaceutical stocks, which accounted for almost half of Fund assets during the reporting period, had only a very slight negative effect on Fund performance. While pharmaceutical stocks benefited from the rotation into defensive growth stocks during the reporting period, they were hindered by concerns about product pipelines, patent expirations and pricing pressure. More importantly, however, the performance of individual pharmaceutical stocks varied widely because of company-specific news.

     Genentech (not a Fund holding) benefited from positive data on its cancer drug, Avastin(TM). Because we considered Genentech stock to be richly valued, we chose to own it indirectly through taking positions in Roche Holdings and Protein Design Labs. Roche owns 56% of Genentech and Protein Design Labs receives royalties from Genentech sales, so both gained on the news about Avastin.

     Forest Labs is a leading manufacturer of drugs to treat depression and social anxiety disorder. Its patent for its newest antidepressant, Lexapro, has been challenged by a competitor. Also, media reports about anti-social behavior caused by antidepressants have caused demand for the drugs to decline somewhat. While we reduced our position in the stock somewhat, we continued to hold it at the close of the reporting period because the company is buying back its own stock, considering it undervalued, and sales of the company's antidepressant products have rebounded from their lows.

IN CLOSING

As mandated by the Medicare Modernization Act, Medicare will begin offering insurance coverage for prescription drugs beginning in 2006. We expect this to have an impact on a number of health care industries, including pharmaceutical and biotechnology companies, which may benefit from increased drug sales, and managed care companies, which may benefit by managing these new benefits for Medicare participants.

     We remain optimistic about the potential of the health care sector, given demographic trends and people's willingness to spend whatever is required to prolong and improve the quality of their lives. As always, we thank you for your continued investment in AIM V.I. Global Health Care Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               MICHAEL YELLEN,

[YELLEN        senior portfolio manager, is lead portfolio manager of AIM V.I.
PHOTO]         Global Health Care Fund. He began his investment industry career in 1991 and joined AIM in 1998. Mr. Yellen received his B.A. from Stanford University.

               KIRK L. ANDERSON,

[ANDERSON      portfolio manager, is portfolio manager of AIM V.I. Global Health
PHOTO]         Care Fund. Mr. Anderson joined AIM in 1994 in the fund services area. He moved to portfolio administration in 1995, became an analyst in 1997, and was named a portfolio manager in 2003. Mr.
               Anderson earned a B.A. in political science from Texas A&M
               University and an M.S. in finance from the University of Houston.

               SUNAINA MURTHY,

[MURTHY        senior analyst, is a senior analyst with AIM V.I. Global Health
PHOTO]         Care Fund. Ms. Murthy began her career in cancer research at the
               University of Pennsylvania before joining a biotechnology-focused venture capital firm. Ms. Murthy worked as an analyst at AIM from 2001 to 2004, and rejoined the firm in 2005. Ms. Murthy earned a B.S. in molecular genetics from the University of Rochester and an M.S. in biotechnology from Northwestern University.

               DEREK M. TANER,

[TANER         Chartered Financial Analyst, portfolio manager, is portfolio
PHOTO]         manager of AIM V.I. Global Health Care Fund. Mr. Taner began his investment career in 1993 with another employer, where he worked as a fixed income analyst, assistant portfolio manger and manager of a health care fund. Mr. Taner assumed his current position with AIM in 2005. He holds a B.S. in accounting and an M.B.A.
               from the Haas School of Business at the University of California at Berkeley.

               BRYAN A. UNTERHALTER,

[UNTERHALTER   portfolio manager, is portfolio manager of AIM V.I. Global Health
PHOTO]         Care Fund. He began his investment career in 1995 as an equity trader. He joined AIM in 1997 and a year later became an analyst on AIM's International (Europe/Canada) investment management team. He was promoted to his current position in 2003. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A.
               from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. GLOBAL HEALTH CARE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (5/21/97)      8.49%
5 Years                 -0.30
1 Year                   2.19

SERIES II SHARES
Inception                8.22%
5 Years                 -0.56
1 Year                   1.92
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 21, 1997. The inception date of Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     Portfolio turnover may be greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

The Goldman Sachs Health Care Index is a price-only modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the health care sector. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

     The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. GLOBAL HEALTH CARE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                                                   HYPOTHETICAL
                                                                (5% ANNUAL RETURN
                                         ACTUAL                  BEFORE EXPENSES)
                              ---------------------------  ---------------------------
           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES   ENDING ACCOUNT    EXPENSES
  SHARE          VALUE             VALUE      PAID DURING       VALUE      PAID DURING
  CLASS         (1/1/05)       (6/30/05)/1/    PERIOD/2/      (6/30/05)     PERIOD/2/
---------  -----------------  --------------  -----------  --------------  -----------
Series I       $1,000.00          $988.40        $5.28        $1,019.49       $5.36
Series II       1,000.00           987.30         6.50         1,018.25        6.61

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.07% and 1.32% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

AIM V.I. GLOBAL HEALTH CARE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Global Health Care Fund (formerly known as "AIM V.I. Health Sciences Fund") (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Health/Biotech Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rates for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for the mutual fund included breakpoints; (ii) was lower than the advisory fee rate for two offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for three unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The

                                                                     (continued)

AIM V.I. GLOBAL HEALTH CARE FUND

Board also noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2006 so that total annual operating expenses are limited to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)


                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------
         DOMESTIC COMMON STOCKS-65.02%

         BIOTECHNOLOGY-12.32%
         Abgenix, Inc./(a)/                         44,800 $    384,384
         --------------------------------------------------------------
         Amgen Inc./(a)/                           205,500   12,424,530
         --------------------------------------------------------------
         Biogen Idec Inc./(a)/                     113,800    3,920,410
         --------------------------------------------------------------
         Corgentech Inc./(a)/                       67,200      174,720
         --------------------------------------------------------------
         Cubist Pharmaceuticals, Inc./(a)/         394,700    5,198,199
         --------------------------------------------------------------
         Gilead Sciences, Inc./(a)/                 15,900      699,441
         --------------------------------------------------------------
         Incyte Corp./(a)/                          22,000      157,300
         --------------------------------------------------------------
         Indevus Pharmaceuticals, Inc./(a)(b)/     337,000      862,720
         --------------------------------------------------------------
         Nabi Biopharmaceuticals/(a)/              146,000    2,223,580
         --------------------------------------------------------------
         OSI Pharmaceuticals, Inc./(a)/             17,900      731,573
         --------------------------------------------------------------
         Protein Design Labs, Inc./(a)/            520,900   10,527,389
         --------------------------------------------------------------
         Serologicals Corp./(a)/                    79,900    1,697,875
         --------------------------------------------------------------
         Tercica, Inc./(a)/                         23,900      207,691
         --------------------------------------------------------------
                                                             39,209,812
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT
          MANUFACTURERS-0.52%
         Dionex Corp./(a)/                          37,900    1,652,819
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT-17.20%
         Advanced Medical Optics, Inc./(a)/         20,500      814,875
         --------------------------------------------------------------
         ATS Medical, Inc./(a)/                    191,000      666,590
         --------------------------------------------------------------
         Bard (C.R.), Inc.                          16,900    1,124,019
         --------------------------------------------------------------
         Baxter International Inc.                  46,200    1,714,020
         --------------------------------------------------------------
         Becton, Dickinson & Co.                    16,500      865,755
         --------------------------------------------------------------
         Biomet, Inc.                               45,000    1,558,800
         --------------------------------------------------------------
         Boston Scientific Corp./(a)/               16,900      456,300
         --------------------------------------------------------------
         Cytyc Corp./(a)/                           98,400    2,170,704
         --------------------------------------------------------------
         EPIX Pharmaceuticals Inc./(a)/             54,400      481,440
         --------------------------------------------------------------
         Fisher Scientific International Inc./(a)/  64,500    4,186,050
         --------------------------------------------------------------
         Guidant Corp.                              30,500    2,052,650
         --------------------------------------------------------------
         IntraLase Corp./(a)/                       43,400      851,508
         --------------------------------------------------------------
         Kinetic Concepts, Inc./(a)/                 5,600      336,000
         --------------------------------------------------------------
         Medtronic, Inc.                           187,100    9,689,909
         --------------------------------------------------------------
         SonoSite, Inc./(a)/                       147,700    4,584,608
         --------------------------------------------------------------
         St. Jude Medical, Inc./(a)/               262,300   11,438,903
         --------------------------------------------------------------
         Thermo Electron Corp. /(a)/               124,000    3,331,880
         --------------------------------------------------------------
         Varian Inc./(a)/                           91,700    3,465,343
         --------------------------------------------------------------
         Varian Medical Systems, Inc./(a)/          48,600    1,814,238
         --------------------------------------------------------------
         Vnus Medical Technologies/(a)(b)/          67,200      808,416
         --------------------------------------------------------------
         Waters Corp./(a)/                          62,700    2,330,559
         --------------------------------------------------------------
                                                             54,742,567
         --------------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
       ------------------------------------------------------------------

       HEALTH CARE FACILITIES-4.21%
       Community Health Systems Inc./(a)/            245,600 $  9,281,224
       ------------------------------------------------------------------
       HCA Inc.                                       29,700    1,683,099
       ------------------------------------------------------------------
       Triad Hospitals, Inc./(a)/                     26,700    1,458,888
       ------------------------------------------------------------------
       Universal Health Services, Inc.-Class B        15,800      982,444
       ------------------------------------------------------------------
                                                               13,405,655
       ------------------------------------------------------------------

       HEALTH CARE SERVICES-3.45%
       Caremark Rx, Inc./(a)/                         41,900    1,865,388
       ------------------------------------------------------------------
       DaVita, Inc./(a)/                              28,200    1,282,536
       ------------------------------------------------------------------
       HMS Holdings Corp./(a)/                       196,000    1,305,360
       ------------------------------------------------------------------
       Pharmaceutical Product Development, Inc./(a)/ 139,200    6,522,912
       ------------------------------------------------------------------
                                                               10,976,196
       ------------------------------------------------------------------

       HEALTH CARE SUPPLIES-1.44%
       Cooper Cos., Inc. (The)                        18,900    1,150,254
       ------------------------------------------------------------------
       DENTSPLY International Inc.                    22,300    1,204,200
       ------------------------------------------------------------------
       Gen-Probe Inc./(a)/                             1,100       39,853
       ------------------------------------------------------------------
       Symmetry Medical Inc./(a)/                     92,400    2,175,096
       ------------------------------------------------------------------
                                                                4,569,403
       ------------------------------------------------------------------

       MANAGED HEALTH CARE-6.00%
       Aetna Inc.                                     17,400    1,441,068
       ------------------------------------------------------------------
       Health Net Inc./(a)/                           80,700    3,079,512
       ------------------------------------------------------------------
       Humana Inc./(a)/                               25,600    1,017,344
       ------------------------------------------------------------------
       PacifiCare Health Systems, Inc./(a)/          114,300    8,166,735
       ------------------------------------------------------------------
       WellPoint, Inc./(a)/                           77,500    5,397,100
       ------------------------------------------------------------------
                                                               19,101,759
       ------------------------------------------------------------------

       PHARMACEUTICALS-19.88%
       Able Laboratories, Inc./(a)(b)/                97,600      339,648
       ------------------------------------------------------------------
       Forest Laboratories, Inc./(a)/                 84,200    3,271,170
       ------------------------------------------------------------------
       IVAX Corp./(a)/                                34,300      737,450
       ------------------------------------------------------------------
       Johnson & Johnson                               6,000      390,000
       ------------------------------------------------------------------
       Lilly (Eli) & Co.                             166,200    9,259,002
       ------------------------------------------------------------------
       Medicis Pharmaceutical Corp.-Class A          133,000    4,220,090
       ------------------------------------------------------------------
       MGI Pharma, Inc./(a)(b)/                      201,200    4,378,112
       ------------------------------------------------------------------
       Pfizer Inc.                                   683,100   18,839,898
       ------------------------------------------------------------------
       Sepracor Inc./(a)/                             86,500    5,190,865
       ------------------------------------------------------------------
       Valeant Pharmaceuticals International          25,900      456,617
       ------------------------------------------------------------------
       Wyeth                                         353,200   15,717,400
       ------------------------------------------------------------------
       XenoPort, Inc./(a)/                            42,700      454,328
       ------------------------------------------------------------------
                                                               63,254,580
       ------------------------------------------------------------------
           Total Domestic Common Stocks
            (Cost $196,118,656)                               206,912,791
       ------------------------------------------------------------------

                       AIM V.I. GLOBAL HEALTH CARE FUND

                                                                    MARKET
                                                         SHARES     VALUE
  ---------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-30.62%

  CANADA-1.95%
  QLT Inc. (Biotechnology)/(a)/                          595,900 $  6,209,278
  ---------------------------------------------------------------------------

  DENMARK-1.61%
  Novo Nordisk A.S.-Class B (Pharmaceuticals)/(c)/       100,950    5,130,961
  ---------------------------------------------------------------------------

  FRANCE-3.65%
  Sanofi-Aventis-ADR (Pharmaceuticals)                   283,200   11,608,368
  ---------------------------------------------------------------------------

  GERMANY-0.51%
  Merck KGaA (Pharmaceuticals)/(c)/                       20,484    1,626,792
  ---------------------------------------------------------------------------

  ISRAEL-0.24%
  Teva Pharmaceutical Industries Ltd.-ADR
   (Pharmaceuticals)                                      24,300      756,702
  ---------------------------------------------------------------------------

  JAPAN-10.23%
  Astellas Pharma Inc. (Pharmaceuticals)/(c)/            385,000   13,112,845
  ---------------------------------------------------------------------------
  Eisai Co., Ltd. (Pharmaceuticals)/(c)/                 468,900   15,708,291
  ---------------------------------------------------------------------------
  Kyorin Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/ 132,000    1,583,775
  ---------------------------------------------------------------------------
  Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)/(c)/  22,000      499,400
  ---------------------------------------------------------------------------
  Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/   33,100    1,636,722
  ---------------------------------------------------------------------------
                                                                   32,541,033
  ---------------------------------------------------------------------------

  NETHERLANDS-0.18%
  Akzo Nobel N.V.-ADR (Diversifed Chemicals)              15,000      589,350
  ---------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
 ------------------------------------------------------------------------------

 SWITZERLAND-10.14%
 Novartis A.G.-ADR (Pharmaceuticals)                      180,000 $  8,539,200
 ------------------------------------------------------------------------------
 Roche Holding A.G. (Pharmaceuticals)/(b)(c)/             188,000   23,717,583
 ------------------------------------------------------------------------------
                                                                    32,256,783
 ------------------------------------------------------------------------------

 UNITED KINGDOM-2.11%
 Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)                                       205,000    6,724,000
 ------------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $95,387,040)                                            97,443,267
 ------------------------------------------------------------------------------
 MONEY MARKET FUNDS-4.03%
 Premier Portfolio-Institutional Class
  (Cost $12,817,435)/(d)/                              12,817,435   12,817,435
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.67%
  (excluding investments purchased with cash
  collateral from securities loaned)
  (Cost $304,323,131)                                              317,173,493
 ------------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-0.71%
 Premier Portfolio-Institutional Class/(d)(e)/          2,267,654    2,267,654
 ------------------------------------------------------------------------------
 Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost $2,267,654)               2,267,654
 ------------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.38% (Cost $306,590,785)                     319,441,147
 ------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(0.38%)                              (1,205,982)
 ------------------------------------------------------------------------------
 NET ASSETS-100.00%                                               $318,235,165
 ------------------------------------------------------------------------------

Investment Abbreviations:

ADR -AmericanDepository Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $63,016,369, which represented 19.73% of the Fund's Total Investments. See
     Note 1A.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. GLOBAL HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $291,505,696)*                  $304,356,058
--------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $15,085,089)      15,085,089
--------------------------------------------------------------------------------
    Total investments (cost $306,590,785)                           319,441,147
--------------------------------------------------------------------------------
Foreign currencies, at market value (cost $54,778)                       53,959
--------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                    1,459,541
--------------------------------------------------------------------------------
  Fund shares sold                                                      106,798
--------------------------------------------------------------------------------
  Dividends                                                             267,274
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        19,656
--------------------------------------------------------------------------------
    Total assets                                                    321,348,375
--------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                327,443
--------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     29,951
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         2,267,654
--------------------------------------------------------------------------------
Accrued administrative services fees                                    464,233
--------------------------------------------------------------------------------
Accrued distribution fees-Series II                                           6
--------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                           144
--------------------------------------------------------------------------------
Accrued operating expenses                                               23,779
--------------------------------------------------------------------------------
    Total liabilities                                                 3,113,210
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $318,235,165
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $337,407,003
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                              (76,421)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                            (31,944,996)
--------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                          12,849,579
--------------------------------------------------------------------------------
                                                                   $318,235,165
--------------------------------------------------------------------------------

NET ASSETS:
Series I                                                           $318,224,929
--------------------------------------------------------------------------------
Series II                                                          $     10,236
--------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                             17,036,614
--------------------------------------------------------------------------------
Series II                                                                 549.8
--------------------------------------------------------------------------------
Series I:
  Net asset value per share                                        $      18.68
--------------------------------------------------------------------------------
Series II:
  Net asset value per share                                        $      18.62
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $84,565)              $  1,434,353
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $9,827, after compensation to counterparties
 of $62,262)                                                            225,444
--------------------------------------------------------------------------------
    Total investment income                                           1,659,797
--------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                         1,207,647
--------------------------------------------------------------------------------
Administrative services fees                                            440,931
--------------------------------------------------------------------------------
Custodian fees                                                           20,462
--------------------------------------------------------------------------------
Distribution fees-Series II                                                  12
--------------------------------------------------------------------------------
Transfer agent fees                                                       9,392
--------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                11,155
--------------------------------------------------------------------------------
Other                                                                    35,827
--------------------------------------------------------------------------------
    Total expenses                                                    1,725,426
--------------------------------------------------------------------------------
Less:  Fees waived                                                       (6,938)
--------------------------------------------------------------------------------
    Net expenses                                                      1,718,488
--------------------------------------------------------------------------------
Net investment income (loss)                                            (58,691)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities (includes gains from securities sold to
   affiliates of $79,422)                                            10,466,943
--------------------------------------------------------------------------------
  Foreign currencies                                                     37,777
--------------------------------------------------------------------------------
  Option contracts written                                               41,207
--------------------------------------------------------------------------------
                                                                     10,545,927
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (15,443,018)
--------------------------------------------------------------------------------
  Foreign currencies                                                     (4,305)
--------------------------------------------------------------------------------
                                                                    (15,447,323)
--------------------------------------------------------------------------------
Net gain (loss) from investment securities, foreign currencies and
 option contracts                                                    (4,901,396)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (4,960,087)
--------------------------------------------------------------------------------

* At June 30, 2005, securities with an aggregate market value of $2,175,135 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. GLOBAL HEALTH CARE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                                   JUNE 30,
                                                                                                                     2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                   $    (58,691)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and option contracts                            10,545,927
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies            (15,447,323)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                (4,960,087)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                        (31,704,003)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                                --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                       (31,704,003)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                         (36,664,090)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                             354,899,255
-------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(76,421) and $(17,730), respectively)  $318,235,165
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 DECEMBER 31,
                                                                                                                     2004
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                   $   (611,410)
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies and option contracts                            49,432,894
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies            (25,351,228)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                23,470,256
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                         (9,291,803)
------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                             9,795
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                        (9,282,008)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                          14,188,248
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                             340,711,007
------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(76,421) and $(17,730), respectively)  $354,899,255
------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Health Care Fund, formerly AIM V.I. Health Sciences Fund, formerly INVESCO VIF-Health Sciences Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.


                       AIM V.I. GLOBAL HEALTH CARE FUND

     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

                       AIM V.I. GLOBAL HEALTH CARE FUND

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                            AVERAGE NET ASSETS RATE
                            ------------------------
                            First $250 million 0.75%
                            ------------------------
                            Next $250 million  0.74%
                            ------------------------
                            Next $500 million  0.73%
                            ------------------------
                            Next $1.5 billion  0.72%
                            ------------------------
                            Next $2.5 billion  0.71%
                            ------------------------
                            Next $2.5 billion  0.70%
                            ------------------------
                            Next $2.5 billion  0.69%
                            ------------------------
                            Over $10 billion   0.68%
                            ------------------------

  AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $6,938.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of

                       AIM V.I. GLOBAL HEALTH CARE FUND
purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $41,993 for accounting and fund administrative services and reimbursed $398,938 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $9,392.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $12.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $17,415,842  $70,156,011 $(74,754,418)      $ --      $12,817,435  $215,617    $ --
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $ 3,476,275  $20,282,663 $(21,491,284)      $ --      $ 2,267,654  $  9,827    $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                 $20,892,117  $90,438,674 $(96,245,702)      $ --      $15,085,089  $225,444    $ --
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $1,875,719 and sales of $318,888, which resulted in net realized gains of $79,422.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,606 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on

                       AIM V.I. GLOBAL HEALTH CARE FUND
investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                    -----------------------------------------
                                        CALL OPTION CONTRACTS
                                        --------------------
                                        NUMBER OF  PREMIUMS
                                        CONTRACTS  RECEIVED
                    -----------------------------------------
                    Beginning of period     --     $     --
                    -----------------------------------------
                    Written                369       56,755
                    -----------------------------------------
                    Closed                (169)     (20,356)
                    -----------------------------------------
                    Expired               (200)     (36,399)
                    -----------------------------------------
                    End of period           --     $     --
                    -----------------------------------------

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At June 30, 2005, securities with an aggregate value of $2,175,135 were on loan to brokers. The loans were secured by cash collateral of $2,267,654 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $9,827 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $40,282,789
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                       AIM V.I. GLOBAL HEALTH CARE FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $121,056,379 and $145,641,183, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $24,128. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 24,981,880
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (12,345,353)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 12,636,527
   --------------------------------------------------------------------------
   Cost of investments for tax purposes is $306,804,620.

NOTE 11--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(A)/
     ----------------------------------------------------------------------
                           SIX MONTHS ENDED              YEAR ENDED
                             JUNE 30, 2005           DECEMBER 31, 2004
                       ------------------------  -------------------------
                         SHARES       AMOUNT       SHARES        AMOUNT
     ----------------------------------------------------------------------
     Sold:
       Series I           810,712  $ 14,844,285   5,818,123  $ 105,377,219
     ----------------------------------------------------------------------
       Series II/(b)/          --            --         550          9,795
     ----------------------------------------------------------------------
     Reacquired:
       Series I        (2,553,622)  (46,548,288) (6,430,438)  (114,669,022)
     ----------------------------------------------------------------------
                       (1,742,910) $(31,704,003)   (611,765) $  (9,282,008)
     ----------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 73% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                   ---------------------------
                                                                     SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,
                                                                        2005        ----------
                                                                   ----------          2004
--------------------------------------------------------------------                -----------
Net asset value, beginning of period                                $  18.90        $  17.57
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.00)          (0.03)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.22)           1.36
-----------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.22)           1.33
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    --              --
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                                   --              --
-----------------------------------------------------------------------------------------------
    Total distributions                                                   --              --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  18.68        $  18.90
-----------------------------------------------------------------------------------------------
Total return/(b)/                                                      (1.16)%          7.57%
-----------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $318,225        $354,889
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 1.07%/(c)/      1.11%
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.04)%/(c)/    (0.17)%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                              39%            175%
-----------------------------------------------------------------------------------------------

                                                                           SERIES I
                                                                   --------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                      2003         2002           2001        2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.75   $  18.20       $  20.89       $  16.02
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)     (0.00)/(a)/    (0.01)/(a)/     0.05
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.85      (4.45)         (2.62)          4.84
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.82      (4.45)         (2.63)          4.89
---------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --         --          (0.06)         (0.00)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --         --             --          (0.02)
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --         --          (0.06)         (0.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.57   $  13.75       $  18.20       $  20.89
---------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     27.78%    (24.45)%       (12.59)%        30.54%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $340,711   $232,681       $343,304       $353,398
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%      1.07%          1.06%          1.07%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.20)%    (0.43)%        (0.38)%         0.68%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                            114%       130%            88%           145%
---------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of
     $324,698,145.
/(d)/Not annualized for periods less than one year.

                       AIM V.I. GLOBAL HEALTH CARE FUND

                                                                               SERIES II
                                                                   --------------------------
                                                                                   APRIL 30, 2004
                                                                    SIX MONTHS      (DATE SALES
                                                                      ENDED        COMMENCED) TO
                                                                     JUNE 30,       DECEMBER 31,
                                                                       2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $18.86            $18.19
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.03)            (0.05)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.21)             0.72
----------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.24)             0.67
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $18.62            $18.86
----------------------------------------------------------------------------------------------------
Total return/(a)/                                                     (1.27)%            3.68%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   10            $   10
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.32%/(b)/        1.36%/(c)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.29)%/(b)/      (0.42)%/(c)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                             39%              175%
----------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,018. /(c)/Annualized.
/(d)/Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENT

A significant shareholder of the Fund has filed an application for an SEC substitution order and notified AIM of their intent to substitute their investment selection in the Fund with another fund. It is anticipated that this substitution will occur in September 2005 and will result in a significant redemption of Fund shares. The market value of the accounts anticipated to be redeemed were 24.2% of the Fund's net assets as of June 30, 2005. To the extent that the redemption occurs, AIM currently intends to settle the transaction with a pro rata redemption-in-kind.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and

                       AIM V.I. GLOBAL HEALTH CARE FUND
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. GLOBAL HEALTH CARE FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                       AIM V.I. GLOBAL HEALTH CARE FUND

                                                           AIM V.I. LEISURE FUND
                               Semiannual Report to Shareholders . June 30, 2005

                                     AIM V.I. LEISURE FUND seeks capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                    [YOUR GOALS. OUR SOLUTIONS.]
                                    - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GAURANTEE   - REGISTERED TRADEMARK -

AIM V.I. LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

AIM V.I. Leisure Fund--and the broad U.S. stock market, as represented by the S&P 500 Index--delivered negative returns for the six months ended June 30, 2005. The consumer discretionary sector of the S&P 500 Index--the sector in which the Fund invests the bulk of its assets--significantly underperformed the broad market for the reporting period. While we maintained a long-term perspective and continued to invest in attractively valued, well-managed companies that profit from consumer spending on leisure activities over the long term, the market was more focused on how rising interest rates and continuing high energy prices might affect profits of consumer discretionary companies in the short term.

FUND VS. INDEXES

Total returns, 12/31/04--6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                -2.10%

Series II Shares               -2.18

Standard & Poor's Composite
Index of 500 Stocks (S&P 500
Index) (Broad Market Index /
Style-specific Index)          -0.81

Source: Lipper, Inc.
--------------------------------------------------------------------------------

HOW WE INVEST

We focus on companies that profit from consumer spending on leisure activities (products and/or services purchased with consumers' discretionary dollars) that are growing their market share, cash flow and earnings at rates greater than the broad market.

     We perform fundamental and valuation analysis.

.. Fundamental research includes interviews with company managements, buyers, customers and competitors. We ask company managements to detail their three- to five-year strategic plans and corresponding financial goals. We then evaluate whether the company has the right management in place, appropriate competitive position and adequate resources to realize its plan.

.. Valuation analysis involves building financial models for each company in an effort to estimate its fair valuation over the next two to three years based primarily on our expectations for free cash flow growth.

     Just as we look for managements with long-term visions, we maintain a long-term investment horizon, resulting in relatively low portfolio turnover. We manage risk by diversifying the Fund's holdings across leisure-related industries that include cable TV, satellite programming, publishing, cruise lines, advertising agencies, hotels, casinos, electronic games and toys, and entertainment companies.

     We consider selling or trimming a stock when:

.. there is a change in the company's fundamental business prospects

.. a stock reaches its target price

MARKET CONDITIONS AND YOUR FUND

The market rally that began in late 2004 faded during the early months of 2005. During the first half of 2005, the market lost ground and then gained ground, finally closing not far from where it began. The market's indecision was the result of record-high energy prices and rising short-term interest rates, among other factors. In contrast with the stock market, U.S. gross domestic product, the broadest measure of the nation's overall economic activity, expanded strongly throughout the first half of 2005.

     The consumer discretionary sector was the second weakest-performing sector of the S&P 500 Index for the six-month reporting period. The sector returned -6.63% while the S&P 500 Index (which consists of 10 distinct sectors) returned -0.81%. While consumer discretionary stocks were weak during the first quarter of 2005, they recovered somewhat during the second quarter. Some investors that rising short-term interest rates (which often mean higher credit card interest rates and higher

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                   TOP 10 INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*
By sector
1. Consumer Discretionary         78.9%  1. Broadcasting & Cable TV         16.6%  1. Harrah's Entertainment, Inc.             6.4%
2. Consumer Staples                5.2   2. Hotels, Resorts & Cruise Lines  14.2   2. Omnicom Group Inc.                       5.6
3. Financials                      4.0   3. Casinos & Gaming                11.5   3. News Corp.-Class A                       3.7
4. Information Technology          1.9   4. Movies & Entertainment           9.0   4. Liberty Media Corp.-Class A              3.4
5. Industrials                     1.9   5. Advertising                      8.5   5. International Game Technology            3.0
   Exchange-Traded Funds           3.4   6. Publishing                       7.0   6. Carnival Corp. (Panama)                  3.0
   Money Market Funds Plus               7. Brewers                          4.1   7. Groupe Bruxelles Lambert S.A.
   Other Assets Less Liabilities   4.7   8. Multi-Sector Holdings            4.0      (Belgium)                                2.9
                                         9. Apparel, Accessories & Luxury          8. Cablevision Systems Corp.-
                                            Goods                            4.0      Class A                                  2.9
                                        10. Restaurants                      2.0   9. Starwood Hotels & Resorts
                                                                                      Worldwide, Inc.                          2.8
                                                                                  10. Polo Ralph Lauren Corp.                  2.2

                                                                                  TOTAL NET ASSETS                   $51.6 million
                                                                                  TOTAL NUMBER OF HOLDINGS*                     79

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM V.I. LEISURE FUND

adjustable rate mortgage payments) and rising gasoline prices might crimp consumer spending. That appears not to have been the case.

     While we monitored energy prices regularly during the reporting period, we did not make our investment decisions on the basis of macro-economic predictions or assumptions. We continued to seek attractively valued stocks of companies in leisure-related industries that we believe have the potential to appreciate over the coming two or three years. In keeping with our long-term investment horizon, we made few changes to the Fund during the reporting period. Three changes of note that we did make to the Fund were:

.. we added to the Fund's cruise line holdings, namely Carnival and Royal Caribbean

.. we eliminated Allied Domecq from the portfolio

.. we reduced our holdings in Cablevision

     Carnival and Royal Caribbean are two of the biggest names in the cruise line industry. We added to our cruise line holdings because, while their business appears to be growing robustly, their stock prices have been depressed as many investors overestimated the degree to which they are affected by rising oil prices.

     British wine and spirits company Allied Domecq agreed in April to be taken over by French rival Pernod Ricard (not a Fund holding) at a substantial premium. We decided to take our profits and sold our position in Allied Domecq. As with Cablevision, we bought Allied Domecq several years ago not because we anticipated that the company might be involved in a future merger, but because we viewed the company as a market leader whose stock price did not fully reflect the value of the company. Our view was justified when Pernod Ricard acquired Allied Domecq.

     The family that controls Cablevision announced plans in June to take the company private and spin off its Rainbow Media subsidiary--owner of the New York Knicks basketball team, the New York Rangers hockey team, Madison Square Garden and Radio City Music Hall--as a separate entertainment company. We have long believed that Cablevision's assets were not fully reflected in the company's stock price; that's one of the factors that led us to purchase Cablevision for the Fund several years ago. The deal proposed in June caused the stock to jump, and we used the opportunity to reduce our position and take profits.

     Stocks hindering Fund performance included Omnicom Group and Wynn Resorts.

     Omnicom, a diversified advertising, marketing and communications company, was the Fund's second-largest holding at the close of the reporting period. While the company recently won new business and reported rising earnings, it seems that few on Wall Street are interested in advertising firms not strictly tied to the Internet. We believe that kind of thinking is short-sighted, and we continued to hold the stock at the close of the reporting period.

         We continued to seek attractively valued stocks of companies in leisure-related industries that we believe have the potential to appreciate over the coming two or three years.

     Wynn Resorts is a stock we bought in 2002 that contributed to Fund performance in calendar years 2003 and 2004. But the stock declined in value after the company opened its new Las Vegas casino in April. To us, this was a classic example of the old Wall Street adage, "Buy on the rumor, sell on the news." Despite the stock's short-term decline, we see plenty of expansion opportunities ahead for Wynn, including the lucrative Macau market, and that is why we continued to hold the stock at the close of the reporting period.

IN CLOSING

At the close of the reporting period, the Fund held a diversified portfolio of leisure-related stocks that we believed represented attractive, long-term investments. While your Fund's returns were negative for the six months covered by this report, we continued to take a long-term perspective with all our holdings, remembering that through up markets and down markets, spending on leisure-related activities has grown faster than the overall market over the last four decades.

     As always, we thank you for your continued investment in AIM V.I. Leisure Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               MARK D. GREENBERG,

[GREENBERG     Chartered Financial Analyst, senior portfolio manager, is
PHOTO]         portfolio manager of AIM V.I. Leisure Fund. Mr. Greenberg began his career in 1980, and media and entertainment stocks became his focus in 1983. He joined the Fund's advisor in 1996. Mr.
               Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (4/30/02)   6.39%
1 Year                9.42

SERIES II SHARES
Inception             6.17%
1 Year                9.24
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of Series I shares is April 30, 2002. The inception date of Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Leisure Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock marketperformance.

     The Fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes"on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                              HYPOTHETICAL
                                                           (5% ANNUAL RETURN
                                       ACTUAL               BEFORE EXPENSES)
                          ---------------------------   ------------------------
              BEGINNING       ENDING                      ENDING      EXPENSES
               ACCOUNT       ACCOUNT       EXPENSES      ACCOUNT        PAID
                VALUE         VALUE       PAID DURING     VALUE        DURING
SHARE CLASS   (1/1/05)    (6/30/05)/1/   PERIOD/2, 3/   (6/30/05)   PERIOD/2, 4/
-----------   ---------   ------------   ------------   ---------   ------------
Series I      $1,000.00      $979.00         $6.38      $1,018.35      $6.51
Series II      1,000.00       978.20          7.11       1,017.60       7.25

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes"on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the advisor contractually agreed to limit operating expenses to 1.01% and 1.26% for Series I and Series II shares, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.01% and 1.26% for Series I and Series II shares, respectively.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.96 and $6.18 for Series I and Series II shares, respectively.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $5.06 and $6.31 for Series I and Series II shares, respectively.
--------------------------------------------------------------------------------

AIM V.I. LEISURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Leisure Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and two calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one year period was above the median performance of such comparable funds and below the median performance for the two year period. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one calendar year against the performance of the S&P 500 Index. The Board noted that the Fund's performance in such period was above the performance of such Index. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was (i) the same as the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for the mutual fund included breakpoints; and (ii) was lower than the advisory fee rates for two offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM V.I. LEISURE FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates'investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                MARKET
                                                     SHARES     VALUE
      -------------------------------------------------------------------
      DOMESTIC COMMON STOCKS & OTHER EQUITY
       INTERESTS-76.22%

      ADVERTISING-6.45%
      Harte-Hanks, Inc.                               15,177 $    451,212
      -------------------------------------------------------------------
      Omnicom Group Inc.                              36,024    2,876,877
      -------------------------------------------------------------------
                                                                3,328,089
      -------------------------------------------------------------------

      APPAREL, ACCESSORIES & LUXURY
       GOODS-3.17%
      Carter's, Inc./(a)/                              3,800      221,844
      -------------------------------------------------------------------
      Columbia Sportswear Co./(a)/                     5,400      266,706
      -------------------------------------------------------------------
      Polo Ralph Lauren Corp.                         26,619    1,147,545
      -------------------------------------------------------------------
                                                                1,636,095
      -------------------------------------------------------------------

      BREWERS-1.72%
      Anheuser-Busch Cos., Inc.                       19,390      887,092
      -------------------------------------------------------------------

      BROADCASTING & CABLE TV-15.32%
      Cablevision Systems Corp.-Class A/(a)/          46,370    1,493,114
      -------------------------------------------------------------------
      Clear Channel Communications, Inc.              18,215      563,390
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                      26,334      808,454
      -------------------------------------------------------------------
      EchoStar Communications Corp.-Class A           21,940      661,491
      -------------------------------------------------------------------
      Gray Television, Inc.                           35,385      426,743
      -------------------------------------------------------------------
      Liberty Global, Inc.-Class A/(a)/               13,599      634,665
      -------------------------------------------------------------------
      Liberty Media Corp.-Class A/(a)/               170,893    1,741,400
      -------------------------------------------------------------------
      Liberty Media Corp.-Class B/(a)/                11,500      121,670
      -------------------------------------------------------------------
      NTL Inc./(a)/                                    3,630      248,365
      -------------------------------------------------------------------
      Scripps Co. (E.W.) (The)-Class A                 9,550      466,040
      -------------------------------------------------------------------
      Sinclair Broadcast Group, Inc.-Class A          33,838      307,249
      -------------------------------------------------------------------
      Spanish Broadcasting System, Inc.-Class A/(a)/  15,233      152,178
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/      10,214      281,396
      -------------------------------------------------------------------
                                                                7,906,155
      -------------------------------------------------------------------

      CASINOS & GAMING-11.47%
      Aztar Corp./(a)/                                 7,700      263,725
      -------------------------------------------------------------------
      Harrah's Entertainment, Inc.                    45,770    3,298,644
      -------------------------------------------------------------------
      International Game Technology                   55,800    1,570,770
      -------------------------------------------------------------------
      MGM MIRAGE/(a)/                                 13,678      541,375
      -------------------------------------------------------------------
      Wynn Resorts, Ltd./(a)/                          5,223      246,891
      -------------------------------------------------------------------
                                                                5,921,405
      -------------------------------------------------------------------

      DIVERSIFIED COMMERCIAL & PROFESSIONAL
       SERVICES-1.90%
      Cendant Corp.                                   43,911      982,289
      -------------------------------------------------------------------

      FOOTWEAR-0.72%
      NIKE, Inc.-Class B                               4,277      370,388
      -------------------------------------------------------------------

      GENERAL MERCHANDISE STORES-1.01%
      Target Corp.                                     9,620      523,424
      -------------------------------------------------------------------

                                                                MARKET
                                                     SHARES     VALUE
      -------------------------------------------------------------------

      HOME ENTERTAINMENT SOFTWARE-0.41%
      Electronic Arts Inc./(a)/                        3,722 $    210,702
      -------------------------------------------------------------------

      HOTELS, RESORTS & CRUISE LINES-6.52%
      Hilton Hotels Corp.                             41,526      990,395
      -------------------------------------------------------------------
      Marriott International, Inc.-Class A            13,551      924,449
      -------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc./(b)/  24,767    1,450,603
      -------------------------------------------------------------------
                                                                3,365,447
      -------------------------------------------------------------------

      INTERNET RETAIL-1.41%
      Blue Nile, Inc./(a)/                            10,000      326,900
      -------------------------------------------------------------------
      IAC/InterActiveCorp/(a)/                        16,610      399,471
      -------------------------------------------------------------------
                                                                  726,371
      -------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES-1.54%
      Yahoo! Inc./(a)/                                23,000      796,950
      -------------------------------------------------------------------

      INVESTMENT COMPANIES-EXCHANGE TRADED
       FUNDS-3.37%
      iShares Russell 3000 Index Fund                  8,000      548,160
      -------------------------------------------------------------------
      iShares S&P 500 Index Fund                       4,559      543,022
      -------------------------------------------------------------------
      S&P 500 Depositary Receipts Trust-Series 1       5,420      645,630
      -------------------------------------------------------------------
                                                                1,736,812
      -------------------------------------------------------------------

      LEISURE FACILITIES-0.35%
      Cedar Fair, L.P.                                 5,577      179,524
      -------------------------------------------------------------------

      LEISURE PRODUCTS-1.60%
      Hasbro, Inc.                                    20,095      417,775
      -------------------------------------------------------------------
      Marvel Enterprises, Inc./(a)/                    6,920      136,462
      -------------------------------------------------------------------
      Mattel, Inc.                                    14,870      272,121
      -------------------------------------------------------------------
                                                                  826,358
      -------------------------------------------------------------------

      MOTORCYCLE MANUFACTURERS-0.18%
      Harley-Davidson, Inc.                            1,900       94,240
      -------------------------------------------------------------------

      MOVIES & ENTERTAINMENT-8.98%
      News Corp.-Class A                             117,179    1,895,956
      -------------------------------------------------------------------
      Pixar/(a)/                                       4,264      213,413
      -------------------------------------------------------------------
      Regal Entertainment Group-Class A               10,037      189,499
      -------------------------------------------------------------------
      Time Warner Inc./(a)/                           67,960    1,135,612
      -------------------------------------------------------------------
      Viacom Inc.-Class A                              8,763      282,344
      -------------------------------------------------------------------
      Viacom Inc.-Class B                              8,962      286,963
      -------------------------------------------------------------------
      Walt Disney Co. (The)                           25,070      631,263
      -------------------------------------------------------------------
                                                                4,635,050
      -------------------------------------------------------------------

      PERSONAL PRODUCTS-0.45%
      NBTY, Inc./(a)/                                  9,000      233,460
      -------------------------------------------------------------------

      PUBLISHING-7.01%
      Belo Corp.-Class A                              20,516      491,769
      -------------------------------------------------------------------
      Gannett Co., Inc.                                8,990      639,459
      -------------------------------------------------------------------

                             AIM V.I. LEISURE FUND

                                                                     MARKET
                                                            SHARES    VALUE
 -----------------------------------------------------------------------------

 PUBLISHING-(CONTINUED)
 Knight-Ridder, Inc.                                        13,161 $   807,296
 -----------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                                 9,496     621,418
 -----------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                                9,698     429,137
 -----------------------------------------------------------------------------
 Tribune Co.                                                17,900     629,722
 -----------------------------------------------------------------------------
                                                                     3,618,801
 -----------------------------------------------------------------------------

 RESTAURANTS-2.03%
 CBRL Group, Inc.                                           19,498     757,692
 -----------------------------------------------------------------------------
 Yum! Brands, Inc.                                           5,589     291,075
 -----------------------------------------------------------------------------
                                                                     1,048,767
 -----------------------------------------------------------------------------

 SPECIALTY STORES-0.61%
 PETsMART, Inc.                                             10,400     315,640
 -----------------------------------------------------------------------------
     Total Domestic Common Stocks & Other Equity
      Interests (Cost $35,647,313)                                  39,343,059
 -----------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.09%

 BELGIUM-3.75%
 Compagnie Nationale a Portefeuille
  (Multi-Sector Holdings)/(c)/                                 692     158,052
 -----------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(c)/ 17,384   1,502,938
 -----------------------------------------------------------------------------
 InBev N.V. (Brewers)/(c)/                                   8,169     276,034
 -----------------------------------------------------------------------------
                                                                     1,937,024
 -----------------------------------------------------------------------------

 BRAZIL-0.88%
 Companhia de Bebidas das Americas-ADR (Brewers)             2,366      60,238
 -----------------------------------------------------------------------------
 Companhia de Bebidas das Americas-Pfd.-ADR (Brewers)       12,730     393,357
 -----------------------------------------------------------------------------
                                                                       453,595
 -----------------------------------------------------------------------------

 CANADA-0.99%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)           21,222     511,026
 -----------------------------------------------------------------------------

 DENMARK-0.97%
 Carlsberg A.S.-Class B (Brewers)/(c)/                       9,760     500,060
 -----------------------------------------------------------------------------

 FRANCE-2.01%
 Accor S.A. (Hotels, Resorts & Cruise Lines)/(c)/           14,748     689,627
 -----------------------------------------------------------------------------
 JC Decaux S.A. (Advertising)/(a)(c)/                       13,723     347,200
 -----------------------------------------------------------------------------
                                                                     1,036,827
 -----------------------------------------------------------------------------

                                                                     MARKET
                                                           SHARES     VALUE
 -----------------------------------------------------------------------------

 HONG KONG-0.15%
 Television Broadcasts Ltd.-ADR (Broadcasting
  & Cable TV)/(d)/                                           6,976 $    78,794
 -----------------------------------------------------------------------------

 JAPAN-0.31%
 Jupiter Telecommunications Co., Ltd. (Broadcasting &
  Cable TV) (Acquired 03/14/05; Cost $17,686)/(a)(e)/           23      19,431
 -----------------------------------------------------------------------------
 Sony Corp.-ADR (Consumer Electronics)                       4,141     142,616
 -----------------------------------------------------------------------------
                                                                       162,047
 -----------------------------------------------------------------------------

 LIBERIA-1.42%
 Royal Carribbean Cruises Ltd.
  (Hotels, Resorts & Cruise Lines)                          15,142     732,267
 -----------------------------------------------------------------------------

 NETHERLANDS-1.13%
 Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(c)/        36,033     584,215
 -----------------------------------------------------------------------------

 PANAMA-3.04%
 Carnival Corp. (Hotels, Resorts & Cruise Lines)/(f)/       28,713   1,566,294
 -----------------------------------------------------------------------------

 SWITZERLAND-1.54%
 Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)/(a)(c)/             12,114     406,123
 -----------------------------------------------------------------------------
 Pargesa Holding A.G.-Class B (Multi-Sector Holdings)/(c)/     106     386,987
 -----------------------------------------------------------------------------
                                                                       793,110
 -----------------------------------------------------------------------------

 UNITED KINGDOM-2.90%
 Diageo PLC (Distillers & Vintners)/(c)/                    23,473     345,311
 -----------------------------------------------------------------------------
 InterContinental Hotels Group PLC
  (Hotels, Resorts & Cruise Lines)/(c)/                     35,634     448,734
 -----------------------------------------------------------------------------
 WPP Group PLC (Advertising)/(c)/                           68,607     702,733
 -----------------------------------------------------------------------------
                                                                     1,496,778
 -----------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $7,723,103)                                              9,852,037
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-1.79%
 Premier Portfolio-Institutional Class
  (Cost $921,218)/(g)/                                     921,218     921,218
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-97.10% (Cost $44,291,634)                        50,116,314
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-2.90%                                 1,498,512
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                                $51,614,826
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR - AmericanDepositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one Class B share.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $6,348,014, which represented 12.67% of the Fund's Total Investments. See
     Note 1A.
/(d)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at June 30, 2005 represented 0.16% of the Fund's Total Investments. See Note 1A.
/(e)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at June 30, 2005 represented 0.04% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
/(f)/Each unit represents one common share and one trust share.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.


See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

 ASSETS:
 Investments, at market value (cost $43,370,416)                   $49,195,096
 -----------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $921,218)          921,218
 -----------------------------------------------------------------------------
     Total investments (cost $44,291,634)                           50,116,314
 -----------------------------------------------------------------------------
 Foreign currencies, at market value (cost $1,303,478)               1,292,003
 -----------------------------------------------------------------------------
 Receivables for:
   Investments sold                                                    191,017
 -----------------------------------------------------------------------------
   Fund shares sold                                                    195,756
 -----------------------------------------------------------------------------
   Dividends                                                           151,683
 -----------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans       3,759
 -----------------------------------------------------------------------------
 Other assets                                                              115
 -----------------------------------------------------------------------------
     Total assets                                                   51,950,647
 -----------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Investments purchased                                               230,451
 -----------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                    4,308
 -----------------------------------------------------------------------------
 Accrued administrative services fees                                   63,038
 -----------------------------------------------------------------------------
 Accrued distribution fees-Series II                                         4
 -----------------------------------------------------------------------------
 Accrued trustees' and officer's fees and benefits                         113
 -----------------------------------------------------------------------------
 Accrued transfer agent fees                                               130
 -----------------------------------------------------------------------------
 Accrued operating expenses                                             37,777
 -----------------------------------------------------------------------------
     Total liabilities                                                 335,821
 -----------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $51,614,826
 -----------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $42,067,004
 -----------------------------------------------------------------------------
 Undistributed net investment income                                     5,244
 -----------------------------------------------------------------------------
 Undistributed net realized gain from investment securities
  and foreign currencies                                             3,728,671
 -----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                                             5,813,907
 -----------------------------------------------------------------------------
                                                                   $51,614,826
 -----------------------------------------------------------------------------

 NET ASSETS:
 Series I                                                          $51,603,871
 -----------------------------------------------------------------------------
 Series II                                                         $    10,955
 -----------------------------------------------------------------------------

 SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:
 Series I                                                            4,257,446
 -----------------------------------------------------------------------------
 Series II                                                                 905
 -----------------------------------------------------------------------------
 Series I:
   Net asset value per share                                       $     12.12
 -----------------------------------------------------------------------------
 Series II:
   Net asset value per share                                       $     12.10
 -----------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $17,094)                   $   398,741
------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                 16,832
------------------------------------------------------------------------------------
    Total investment income                                                 415,573
------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                               189,278
------------------------------------------------------------------------------------
Administrative services fees                                                 87,833
------------------------------------------------------------------------------------
Custodian fees                                                               11,931
------------------------------------------------------------------------------------
Distribution fees-Series II                                                      13
------------------------------------------------------------------------------------
Interest                                                                      1,719
------------------------------------------------------------------------------------
Transfer agent fees                                                             558
------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                     7,187
------------------------------------------------------------------------------------
Professional services fees                                                   24,429
------------------------------------------------------------------------------------
Other                                                                         8,471
------------------------------------------------------------------------------------
    Total expenses                                                          331,419
------------------------------------------------------------------------------------
Less: Fees waived and expenses reimbursed                                    (1,264)
------------------------------------------------------------------------------------
    Net expenses                                                            330,155
------------------------------------------------------------------------------------
Net investment income                                                        85,418
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities (includes gains (losses) on securities sold to
   affiliates of $(1,391))                                                2,790,392
------------------------------------------------------------------------------------
  Foreign currencies                                                        (10,492)
------------------------------------------------------------------------------------
                                                                          2,779,900
------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                  (4,059,711)
------------------------------------------------------------------------------------
  Foreign currencies                                                        (11,354)
------------------------------------------------------------------------------------
                                                                         (4,071,065)
------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies        (1,291,165)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $(1,205,747)
------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                             AIM V.I. LEISURE FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                                JUNE 30,
                                                                                                                  2005
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                       $    85,418
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                           2,779,900
---------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies         (4,071,065)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                            (1,205,747)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                             --
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions from net investment income                                                                       --
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                                                             --
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions from net realized gains                                                                          --
---------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                     (3,157,984)
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            --
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                    (3,157,984)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                      (4,363,731)
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                          55,978,557
---------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $5,244 and $(80,174), respectively)  $51,614,826
---------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                       $       490
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                           1,181,600
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies          5,083,955
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                             6,266,045
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                       (165,844)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                           (34)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions from net investment income                                                                 (165,878)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                                                        (44,667)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            (9)
--------------------------------------------------------------------------------------------------------------------------
  Total distributions from net realized gains                                                                     (44,676)
--------------------------------------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                                                            (210,554)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                     15,488,580
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        10,043
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                    15,498,623
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                      21,554,114
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                          34,424,443
--------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $5,244 and $(80,174), respectively)  $55,978,557
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Leisure Fund, formerly INVESCO VIF-Leisure Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.


                             AIM V.I. LEISURE FUND

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

                             AIM V.I. LEISURE FUND

   Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $1,259.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $63,038 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $558.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $8 after ADI waived Plan fees of $5.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

                             AIM V.I. LEISURE FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                             UNREALIZED
                                      MARKET VALUE PURCHASES    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04    AT COST    FROM SALES  (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $1,397,060  $7,487,399 $(7,963,241)      $ --        $921,218   $16,832     $ --
---------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in purchases and sales of securities of $0 and $43,650, respectively, which resulted in net realized gains (losses) of $(1,391).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,051 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended June 30, 2005, the average interfund borrowings for the 5 days the borrowings were outstanding was $4,737,380 with a weighted average interest rate of 2.65% and interest expense of $1,719.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  The Fund did not have a capital loss carryforward as of December 31, 2004.

                             AIM V.I. LEISURE FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $6,398,002 and $10,614,787, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $1,632. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 6,764,417
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,588,690)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 5,175,727
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $44,940,587.

NOTE 9--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING/(A)/
-----------------------------------------------------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                         JUNE 30, 2005         DECEMBER 31, 2004
                                     ---------------------  ----------------------
                                      SHARES      AMOUNT      SHARES      AMOUNT
-----------------------------------------------------------------------------------
Sold:
  Series I                            417,072  $ 5,025,752  1,824,898  $20,387,248
-----------------------------------------------------------------------------------
  Series II/(b)/                           --           --        902       10,000
-----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                 --           --     17,426      210,511
-----------------------------------------------------------------------------------
  Series II/(b)/                           --           --          3           43
-----------------------------------------------------------------------------------
Reacquired:
  Series I                           (678,903)  (8,183,736)  (463,174)  (5,109,179)
-----------------------------------------------------------------------------------
                                     (261,831) $(3,157,984) 1,380,055  $15,498,623
-----------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 99% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity can sell units of interest in separate accounts funding variable products that are invested in the Fund. The fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

                             AIM V.I. LEISURE FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                                   -----------------------------------------------------
                                                                      SIX MONTHS                              APRIL 30, 2002
                                                                        ENDED        YEAR ENDED DECEMBER 31, (DATE OPERATIONS
                                                                       JUNE 30,      -----------------------  COMMENCED) TO
                                                                         2005          2004        2003        DECEMBER 31,
--------------------------------------------------------------------                 ------------------------
Net asset value, beginning of period                                $ 12.38          $ 10.96     $  8.52         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.02             0.00       (0.00)          (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.28)            1.47        2.44           (1.48)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.26)            1.47        2.44           (1.48)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --            (0.04)         --              --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            (0.01)         --              --
-------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --            (0.05)         --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.12          $ 12.38     $ 10.96         $  8.52
-------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (2.10)%          13.40%      28.64%         (14.80)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $51,604          $55,967     $34,424         $ 6,097
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.31%/(c)(d)/    1.29%       1.26%           1.29%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.31%/(c)(d)/    1.34%       1.64%           3.96%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.34%/(c)/       0.00%      (0.14)%         (0.30)%/(e)/
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             13%              15%         22%             15%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $50,881,429. /(d)/Ratio includes interest expense of 0.01%.
/(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                             AIM V.I. LEISURE FUND

                                                                                SERIES II
                                                                   ----------------------------
                                                                                     APRIL 30, 2004
                                                                     SIX MONTHS       (DATE SALES
                                                                       ENDED         COMMENCED) TO
                                                                      JUNE 30,        DECEMBER 31,
                                                                        2005              2004
--------------------------------------------------------------------
Net asset value, beginning of period                                 $12.37              $11.09
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.01               (0.02)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.28)               1.35
------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.27)               1.33
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --               (0.04)
------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --               (0.01)
------------------------------------------------------------------------------------------------------
    Total distributions                                                  --               (0.05)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $12.10              $12.37
------------------------------------------------------------------------------------------------------
Total return/(a)/                                                     (2.18)%             11.98%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   11              $   11
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.46%/(b)(c)/       1.45%/(d)/
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.56%/(b)(c)/       1.60%/(d)/
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            0.19%/(b)/         (0.16)%/(d)/
------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             13%                 15%
------------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,889. /(c)/Ratio includes interest expense of 0.01%.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

                             AIM V.I. LEISURE FUND

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             AIM V.I. LEISURE FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                             AIM V.I LEISURE FUND

                                              AIM V.I. Small Company Growth Fund
                               Semiannual Report to Shareholders . June 30, 2005

              AIM V.I. SMALL COMPANY GROWTH FUND seeks long-term capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                       [YOUR GOALS. OUR SOLUTIONS.]
                                       - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE     - REGISTERED TRADEMARK -

AIM V.I. SMALL COMPANY GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Despite a market rally at the close of the reporting period, stock indexes generally posted lackluster returns for the half year, amid investor concerns about higher oil prices and rising interest rates.

These trends also adversely affected the Fund's performance.

     The Fund underperformed the S&P 500 Index, which includes value stocks. Value Stocks generally outperformed growth stocks during the period. The Fund fared better than the Russell 2000 Growth Index as its holdings in industrials and financials generally held up better than those in the index.

FUND VS. INDEXES

Total returns, 12/31/04-6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                        -1.17%

Series II Shares                       -1.30

Standard & Poor's Composite Index of
500 Stocks (S&P 500 Index) (Broad
Market Index)                          -0.81

Russell 2000 Growth Index
(Style-specific Index)                 -3.58

Lipper Small-Cap Growth Fund Index
(Peer Group Index)                     -1.21

Source: Lipper, Inc.
--------------------------------------------------------------------------------

HOW WE INVEST

We select stocks based on analysis of individual companies, focusing on small-cap growth companies with high growth potential as demonstrated by consistent and accelerating earnings growth. We use a three-step process that includes quantitative, fundamental and valuation analysis:

1. Our proprietary quantitative models and screening tools reduce an investment universe of thousands of companies to a more manageable list of investment candidates.

2. Our fundamental research includes financial statement analysis and meetings with company management teams to define a company's key drivers of success and to assess their durability. The goal is to ascertain the level, quality and duration of a company's growth prospects, and to gain confidence in the management team.

3. Our valuation analysis assesses the degree to which expected future growth is discounted in the stock price seeking to determine the worth of the business and future return potential.

     A stock that successfully passes this selection process is a viable candidate for the portfolio.

     We also carefully scrutinize the risk/reward of each of our holdings to ensure a continued fit.

     We consider selling or trimming a stock when it no longer meets our investment criteria, including when:

.. a company experiences decelerating or disappointing earnings

.. a stock approaches or hits its target price

.. the company's fundamental business prospects deteriorate

.. a more attractive opportunity presents itself

MARKET CONDITIONS AND YOUR FUND

The S&P 500 Index declined at the beginning of reporting period amid concerns about increasing oil prices and rising interest rates. The Federal Reserve (the
Fed) continued raising interest rates to slow economic growth and curb potential inflation. The market generally rebounded in the last two months of the period as oil prices fell in May--before rising again in June--and many companies in the S&P 500 Index reported strong earnings.

     During the reporting period, the Fund was generally more defensively positioned in response to uncertain market conditions. Over the reporting period, we generally reduced the portfolio's holdings in more cyclical sectors, such as information technology, while increasing it in more defensive sectors, such as energy. Cyclical sectors tend to be more sensitive to economic and market trends while defensive sectors tend to be less sensitive to these trends.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                  TOP 10 EQUITY HOLDINGS*                                  TOP 5 INDUSTRIES*
By sector
1. Health Care                  18.9%   1. Alliance Data Systems Corp.                    1.9%  1. Health Care Equipment   6.3%
2. Information Technology       17.9    2. Investors Financial Services Corp.             1.6   2. Application Software    4.7
3. Consumer Discretionary       16.4    3. Regal Entertainment Group-Class A              1.5   3. Biotechnology           4.6
4. Industrials                  14.5    4. Cytyc Corp.                                    1.3   4. Asset Management &
5. Financials                   12.2    5. Henry (Jack) & Associates, Inc.                1.3      Custody Banks           4.1
6. Energy                        7.0    6. Aeroflex Inc.                                  1.3   5. Regional Banks          3.9
7. Consumer Staples              2.7    7. Rowan Cos., Inc.                               1.2
8. Telecommunication Services    1.5    8. Advanced Medical Optics, Inc.                  1.2
9. Materials                     1.4    9. Jackson Hewitt Tax Service Inc.                1.1
   Money Market Funds                  10. Medicis Pharmaceutical Corp.-
   Plus Other Assets Less                  Class A                                        1.1
   Liabilities                   7.5
                                       TOTAL NET ASSETS                         $47.0 million
                                       TOTAL NUMBER OF HOLDINGS*                          136

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM V.I. SMALL COMPANY GROWTH FUND

This strategy provided the Fund with some downside protection during the first half of the reporting period, when stocks were struggling. The Fund continued to be well represented in the more cyclical sectors, however, including consumer discretionery, and this helped performance when the market rallied at the close of the period.

     The sector that had the most positive impact on Fund performance was energy. Stocks in this sector benefited from rising oil prices because of increased demand from the industrializing economies of China and to a lesser extent India. Within this sector, our oil and gas stocks performed particularly well.

     Industrials was the best-performing sector for the Fund relative to the Russell 2000 Growth Index. The Fund benefited from strong stock selection in aerospace and defense and trading companies and distributors. Collectively, industrials stocks provided positive returns for the portfolio even though a stock in this sector, Sirva, detracted the most from Fund performance. Sirva, a global relocation services firm, saw its stock decline when it announced it would not meet its previously issued earnings guidance for the fourth quarter of 2004.

     Over the period, we increased our holdings in financials stocks as we found them attractively valued and observed improving fundamentals in this sector. This sector provided positive returns for the Fund, and our financials holdings generally outperformed those of the Russell 2000 Growth Index by a wide margin. A financials stock that had a positive impact on Fund performance was Amegy Bancorp, which provides consumer and commercial banking services in the Houston and Dallas areas. We bought the stock based on our research, which indicated that the company was well positioned relative its competitors. Its stock rose when it was announced that the company would be acquired by a Utah-based bank chain.

     Information technology detracted the most from Fund performance as concerns about the strength of the economy adversely affected stocks in this sector. Aeroflex, a maker of aerospace and communications components and one of our information technology holdings, recently reported earnings that company officials described as disappointing. We continued to hold the stock because the company has a solid record of revenue growth.

     Health care also detracted from performance as our biotechnology stocks, such as Eyetech Pharmaceuticals, generally posted negative returns. Eyetech Pharmaceuticals specializes in the development and commercialization of therapeutics to treat eye diseases. The stock declined due to concerns about a competitor's experimental drug, which produced positive results in late-stage trials in treating blindness in older adults. Given the lack of concrete evidence of Eyetech's earnings growth, we sold the stock.

IN CLOSING

As always, we remain committed to our bottom-up stock selection process, and we constantly review each security's fundamentals and price target to ensure a continued fit. We believe our strategy of focusing our investments in companies that show sustainable, above-average earnings growth while avoiding high risk stocks will provide shareholders with consistent risk-adjusted return over a long-term investment horizon. As such, we believe that your Fund continues to be an attractive option for investors looking for a small-cap growth fund for their diversified long-term portfolio. We thank you for your continued participation in AIM V.I. Small Company Growth Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

          JAY K. RUSHIN,

[RUSHIN   Chartered Financial Analyst and portfolio manager, became lead
PHOTO]    portfolio manager of AIM V.I. Aggressive Growth Fund in 2004.

          He began his investment career in 1994 when he joined AIM as a portfolio administrator. In 1996, he left AIM to work as an associate equity analyst at another firm. He returned to AIM as an equity analyst on AIM's small-cap funds in 1998 and was promoted to senior analyst in 2000. He was promoted to portfolio manager in 2001. A native of Gaithersburg, MD, Mr. Rushin holds a B.A. in English from Florida State University.

          Assisted by the Aggressive Growth Team.

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. SMALL COMPANY GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (8/22/97)    5.99%
5 Years               -7.84
1 Year                 8.24

SERIES II SHARES
Inception              5.74%
5 Years               -8.05
1 Year                 8.03
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to the Series II shares. The inception date of Series I shares is August 22,1997. The inception date of Series II shares is April 30, 2004.

     The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Small Company Growth Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in micro and small companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

     Portfolio turnover is greater than that of most funds, which may affect performance.

     The prices of IPO (initial public offering) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P
500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

The unmanaged Russell 2000 --registered trademark-- Growth Index is a subset of the unmanaged Russell 2000 --registered trademark-- Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in the Management's Discussion of Fund Performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset value for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. SMALL COMPANY GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                            HYPOTHETICAL
                                                      (5% ANNUAL RETURN BEFORE
                                  ACTUAL                      EXPENSES)
                        ---------------------------   ------------------------
            BEGINNING      ENDING                       ENDING
             ACCOUNT       ACCOUNT       EXPENSES      ACCOUNT      EXPENSES
  SHARE       VALUE         VALUE      PAID DURING      VALUE     PAID DURING
  CLASS      (1/1/05)   (6/30/05)/1/   PERIOD/2, 3/   (6/30/05)   PERIOD/2, 4/
---------   ---------   ------------   ------------   ---------   ------------
Series I    $1,000.00      $988.30         $6.41      $1,018.35       $6.51
Series II    1,000.00       987.00          7.14       1,017.60        7.25

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the advisor contractually agreed to limit operating expenses to 1.20% and 1.45% for Series I and Series II shares, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.20% and 1.45% for Series I and Series II shares, respectively.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $5.92 and $7.14 for Series I and Series II shares, respectively.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.01 and $7.25 for Series I and Series II shares, respectively.
--------------------------------------------------------------------------------

AIM V.I. SMALL COMPANY GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Small Company Growth Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period and below such median performance for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Growth Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period and below such Index for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was the same as the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the mutual fund included breakpoints. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/ expense limitation and noted that it remains in effect until June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on

                                                                     (continued)

AIM V.I. SMALL COMPANY GROWTH FUND

the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                             MARKET
                                                   SHARES    VALUE
         --------------------------------------------------------------
         COMMON STOCKS-92.46%

         AEROSPACE & DEFENSE-2.15%
         Ceradyne, Inc./(a)(b)/                    19,800 $     476,586
         --------------------------------------------------------------
         Engineered Support Systems, Inc./(b)/      6,100       218,563
         --------------------------------------------------------------
         Essex Corp./(a)(b)/                       13,800       315,744
         --------------------------------------------------------------
                                                              1,010,893
         --------------------------------------------------------------

         AGRICULTURAL PRODUCTS-0.71%
         Corn Products International, Inc./(b)/    14,000       332,640
         --------------------------------------------------------------

         ALTERNATIVE CARRIERS-0.71%
         Cogent Communications Group, Inc./(a)(b)/ 50,100       332,664
         --------------------------------------------------------------

         APPAREL RETAIL-1.78%
         Aeropostale, Inc./(a)/                     8,700       292,320
         --------------------------------------------------------------
         DSW Inc.-Class A/(a)/                      2,200        54,890
         --------------------------------------------------------------
         Gymboree Corp. (The)/(a)(b)/              13,600       185,776
         --------------------------------------------------------------
         Hot Topic, Inc./(a)(b)/                   15,800       302,096
         --------------------------------------------------------------
                                                                835,082
         --------------------------------------------------------------

         APPLICATION SOFTWARE-4.67%
         Catapult Communications Corp./(a)(b)/     11,500       196,190
         --------------------------------------------------------------
         Henry (Jack) & Associates, Inc.           33,900       620,709
         --------------------------------------------------------------
         Hyperion Solutions Corp./(a)(b)/           5,600       225,344
         --------------------------------------------------------------
         Open Solutions Inc./(a)(b)/               17,000       345,270
         --------------------------------------------------------------
         Sonic Solutions/(a)(b)/                   13,800       256,680
         --------------------------------------------------------------
         TIBCO Software Inc./(a)(b)/               24,500       160,230
         --------------------------------------------------------------
         Ulticom, Inc./(a)(b)/                     36,800       390,448
         --------------------------------------------------------------
                                                              2,194,871
         --------------------------------------------------------------

         ASSET MANAGEMENT & CUSTODY
          BANKS-4.07%
         Affiliated Managers Group, Inc./(a)(b)/    5,175       353,608
         --------------------------------------------------------------
         Investors Financial Services Corp./(b)/   19,800       748,836
         --------------------------------------------------------------
         National Financial Partners Corp.          7,900       309,206
         --------------------------------------------------------------
         Nuveen Investments-Class A/(b)/           13,300       500,346
         --------------------------------------------------------------
                                                              1,911,996
         --------------------------------------------------------------

         AUTO PARTS & EQUIPMENT-1.24%
         Keystone Automotive Industries, Inc./(a)/ 15,500       383,315
         --------------------------------------------------------------
         Midas, Inc./(a)/                           8,600       197,800
         --------------------------------------------------------------
                                                                581,115
         --------------------------------------------------------------

         BIOTECHNOLOGY-4.57%
         Amylin Pharmaceuticals, Inc./(a)(b)(c)/   12,500       261,625
         --------------------------------------------------------------
         CV Therapeutics, Inc./(a)(b)/              8,500       190,570
         --------------------------------------------------------------
         Digene Corp./(a)(c)/                      13,000       359,840
         --------------------------------------------------------------
         Incyte Corp./(a)(b)/                      23,400       167,310
         --------------------------------------------------------------
         Martek Biosciences Corp./(a)(b)/           3,700       140,415
         --------------------------------------------------------------

                                                              MARKET
                                                    SHARES    VALUE
       -----------------------------------------------------------------

       BIOTECHNOLOGY-(CONTINUED)
       Neurocrine Biosciences, Inc./(a)(b)/          5,600 $     235,536
       -----------------------------------------------------------------
       Nuvelo, Inc./(a)(b)/                         22,900       177,017
       -----------------------------------------------------------------
       QLT Inc. (Canada)/(a)(b)/                    37,600       391,792
       -----------------------------------------------------------------
       Rigel Pharmaceuticals, Inc./(a)(b)/          11,300       225,096
       -----------------------------------------------------------------
                                                               2,149,201
       -----------------------------------------------------------------

       BROADCASTING & CABLE TV-1.29%
       New Frontier Media, Inc./(a)(b)/             42,400       281,960
       -----------------------------------------------------------------
       Radio One, Inc.-Class D/(a)(b)/              25,500       325,635
       -----------------------------------------------------------------
                                                                 607,595
       -----------------------------------------------------------------

       BUILDING PRODUCTS-0.88%
       Quixote Corp./(b)/                           14,500       284,345
       -----------------------------------------------------------------
       York International Corp./(b)/                 3,400       129,200
       -----------------------------------------------------------------
                                                                 413,545
       -----------------------------------------------------------------

       CASINOS & GAMING-0.53%
       Multimedia Games, Inc./(a)(b)/               22,600       248,826
       -----------------------------------------------------------------

       COMPUTER STORAGE & PERIPHERALS-0.33%
       Brocade Communications Systems, Inc./(a)(b)/ 39,600       153,648
       -----------------------------------------------------------------

       CONSTRUCTION & ENGINEERING-1.30%
       Infrasource Services Inc./(a)/               18,500       192,770
       -----------------------------------------------------------------
       Perini Corp./(a)/                            25,500       418,710
       -----------------------------------------------------------------
                                                                 611,480
       -----------------------------------------------------------------

       CONSTRUCTION & FARM MACHINERY & HEAVY
        TRUCKS-1.59%
       Astec Industries, Inc./(a)/                  19,300       447,567
       -----------------------------------------------------------------
       Terex Corp./(a)/                              7,600       299,440
       -----------------------------------------------------------------
                                                                 747,007
       -----------------------------------------------------------------

       CONSUMER FINANCE-0.46%
       ACE Cash Express, Inc./(a)/                   8,500       217,260
       -----------------------------------------------------------------

       DATA PROCESSING & OUTSOURCED
        SERVICES-3.35%
       Alliance Data Systems Corp./(a)/             22,600       916,656
       -----------------------------------------------------------------
       Infocrossing, Inc./(a)(b)/                   19,800       246,906
       -----------------------------------------------------------------
       iPayment Holdings, Inc./(a)/                 11,300       412,676
       -----------------------------------------------------------------
                                                               1,576,238
       -----------------------------------------------------------------

       DISTRIBUTORS-1.59%
       Design Within Reach Inc./(a)(b)/             18,100       327,610
       -----------------------------------------------------------------
       Source Interlink Cos., Inc./(a)/             33,900       419,343
       -----------------------------------------------------------------
                                                                 746,953
       -----------------------------------------------------------------

       DIVERSIFIED COMMERCIAL & PROFESSIONAL
        SERVICES-2.81%
       CoStar Group Inc./(a)(b)/                    11,300       492,680
       -----------------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                            MARKET
                                                  SHARES    VALUE
          ------------------------------------------------------------

          DIVERSIFIED COMMERCIAL & PROFESSIONAL
           SERVICES-(CONTINUED)
          G & K Services, Inc.-Class A/(b)/        8,500 $     320,705
          ------------------------------------------------------------
          Navigant Consulting, Inc./(a)/          13,700       241,942
          ------------------------------------------------------------
          Sirva Inc./(a)(b)/                      31,100       264,661
          ------------------------------------------------------------
                                                             1,319,988
          ------------------------------------------------------------

          ELECTRICAL COMPONENTS &
           EQUIPMENT-1.54%
          EnerSys/(a)(b)/                         24,000       327,120
          ------------------------------------------------------------
          Ultralife Batteries, Inc./(a)(b)/       24,500       395,675
          ------------------------------------------------------------
                                                               722,795
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT
           MANUFACTURERS-3.74%
          Aeroflex Inc./(a)/                      70,720       594,048
          ------------------------------------------------------------
          Cogent Inc./(a)(b)/                     13,800       393,990
          ------------------------------------------------------------
          Lipman (Israel)/(a)/                    13,600       418,472
          ------------------------------------------------------------
          Photon Dynamics, Inc./(a)(b)/           17,000       350,370
          ------------------------------------------------------------
                                                             1,756,880
          ------------------------------------------------------------

          ELECTRONIC MANUFACTURING SERVICES-0.46%
          Staktek Holdings Inc./(a)(b)/           71,900       215,700
          ------------------------------------------------------------

          ENVIRONMENTAL & FACILITIES
           SERVICES-0.77%
          Standard Parking Corp./(a)/             22,300       363,156
          ------------------------------------------------------------

          GENERAL MERCHANDISE STORES-0.76%
          Tuesday Morning Corp./(b)/              11,300       356,176
          ------------------------------------------------------------

          HEALTH CARE EQUIPMENT-6.32%
          Advanced Medical Optics, Inc./(a)/      14,000       556,500
          ------------------------------------------------------------
          Cantel Medical Corp./(a)(b)/            13,300       217,588
          ------------------------------------------------------------
          Conceptus Inc./(a)/                     25,313       143,018
          ------------------------------------------------------------
          Cytyc Corp./(a)/                        28,300       624,298
          ------------------------------------------------------------
          IntraLase Corp./(a)(b)/                  9,800       192,276
          ------------------------------------------------------------
          Kyphon Inc./(a)(b)/                     14,100       490,539
          ------------------------------------------------------------
          PerkinElmer, Inc.                        9,900       187,110
          ------------------------------------------------------------
          Vnus Medical Technologies/(a)(b)/       21,900       263,457
          ------------------------------------------------------------
          Wright Medical Group, Inc./(a)/         11,100       296,370
          ------------------------------------------------------------
                                                             2,971,156
          ------------------------------------------------------------

          HEALTH CARE FACILITIES-0.93%
          AmSurg Corp./(a)(b)/                     9,600       265,824
          ------------------------------------------------------------
          HealthSouth Corp./(a)/                  31,100       174,160
          ------------------------------------------------------------
                                                               439,984
          ------------------------------------------------------------

          HEALTH CARE SERVICES-2.13%
          DaVita, Inc./(a)/                        5,700       259,236
          ------------------------------------------------------------
          Eclipsys Corp./(a)(b)/                  10,700       150,549
          ------------------------------------------------------------
          Gentiva Health Services, Inc./(a)/      15,800       282,188
          ------------------------------------------------------------
          HealthExtras, Inc./(a)/                 15,500       311,085
          ------------------------------------------------------------
                                                             1,003,058
          ------------------------------------------------------------

                                                           MARKET
                                                 SHARES    VALUE
          -----------------------------------------------------------

          HEALTH CARE SUPPLIES-1.12%
          Align Technology, Inc./(a)(b)/         26,600 $     196,042
          -----------------------------------------------------------
          Gen-Probe Inc./(a)/                     9,200       333,316
          -----------------------------------------------------------
                                                              529,358
          -----------------------------------------------------------

          HOMEFURNISHING RETAIL-1.18%
          Cost Plus, Inc./(a)(b)/                11,300       281,822
          -----------------------------------------------------------
          Linens 'n Things, Inc./(a)/            11,600       274,456
          -----------------------------------------------------------
                                                              556,278
          -----------------------------------------------------------

          HOUSEHOLD APPLIANCES-1.00%
          Blount International, Inc./(a)(b)/     28,300       472,327
          -----------------------------------------------------------

          HUMAN RESOURCE & EMPLOYMENT
           SERVICES-0.38%
          Hudson Highland Group, Inc./(a)(b)/    11,400       177,726
          -----------------------------------------------------------

          INDUSTRIAL GASES-0.56%
          Airgas, Inc.                           10,700       263,969
          -----------------------------------------------------------

          INDUSTRIAL MACHINERY-0.92%
          Kadant Inc./(a)/                       19,800       434,214
          -----------------------------------------------------------

          INTEGRATED TELECOMMUNICATION
           SERVICES-0.83%
          Iowa Telecommunications Services Inc.  16,900       316,875
          -----------------------------------------------------------
          NeuStar, Inc.-Class A/(a)/              2,800        71,680
          -----------------------------------------------------------
                                                              388,555
          -----------------------------------------------------------

          INTERNET RETAIL-1.15%
          Blue Nile, Inc./(a)(b)/                 7,900       258,251
          -----------------------------------------------------------
          FTD Group, Inc./(a)(b)/                24,900       282,615
          -----------------------------------------------------------
                                                              540,866
          -----------------------------------------------------------

          INTERNET SOFTWARE & SERVICES-0.85%
          CyberSource Corp./(a)(b)/              28,600       209,066
          -----------------------------------------------------------
          Kintera Inc./(a)(b)/                   56,400       192,324
          -----------------------------------------------------------
                                                              401,390
          -----------------------------------------------------------

          IT CONSULTING & OTHER SERVICES-1.42%
          Perot Systems Corp.-Class A/(a)(b)/    18,600       264,492
          -----------------------------------------------------------
          TNS Inc./(a)(b)/                       17,200       401,964
          -----------------------------------------------------------
                                                              666,456
          -----------------------------------------------------------

          LEISURE FACILITIES-0.79%
          Speedway Motorsports, Inc.             10,200       372,912
          -----------------------------------------------------------

          LEISURE PRODUCTS-0.61%
          K2 Inc./(a)/                           22,600       286,568
          -----------------------------------------------------------

          METAL & GLASS CONTAINERS-0.51%
          Crown Holdings, Inc./(a)/              17,000       241,910
          -----------------------------------------------------------

          MOVIES & ENTERTAINMENT-1.48%
          Regal Entertainment Group-Class A/(b)/ 36,900       696,672
          -----------------------------------------------------------

          OFFICE SERVICES & SUPPLIES-0.86%
          Mine Safety Appliances Co.              8,800       406,560
          -----------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                             MARKET
                                                   SHARES    VALUE
        ---------------------------------------------------------------
        OIL & GAS DRILLING-3.49%
        Atwood Oceanics, Inc./(a)(b)(c)/            6,300 $     387,828
        ---------------------------------------------------------------
        Rowan Cos., Inc.                           18,800       558,548
        ---------------------------------------------------------------
        Todco-Class A/(a)(c)/                      11,400       292,638
        ---------------------------------------------------------------
        Unit Corp./(a)/                             9,200       404,892
        ---------------------------------------------------------------
                                                              1,643,906
        ---------------------------------------------------------------
        OIL & GAS EQUIPMENT & SERVICES-1.79%
        Input/Output, Inc./(a)(b)/                 59,400       373,032
        ---------------------------------------------------------------
        Key Energy Services, Inc./(a)/             25,600       309,760
        ---------------------------------------------------------------
        Maverick Tube Corp./(a)(b)/                 5,300       157,940
        ---------------------------------------------------------------
                                                                840,732
        ---------------------------------------------------------------
        OIL & GAS EXPLORATION & PRODUCTION-1.67%
        Barrett (Bill) Corp./(a)(b)/               17,000       502,860
        ---------------------------------------------------------------
        Spinnaker Exploration Co./(a)(c)/           8,000       283,920
        ---------------------------------------------------------------
                                                                786,780
        ---------------------------------------------------------------
        PACKAGED FOODS & MEATS-1.94%
        Premium Standard Farms, Inc./(b)/          30,500       408,700
        ---------------------------------------------------------------
        Sanderson Farms, Inc./(b)/                  6,900       313,536
        ---------------------------------------------------------------
        TreeHouse Foods, Inc./(a)/                  6,700       191,017
        ---------------------------------------------------------------
                                                                913,253
        ---------------------------------------------------------------
        PHARMACEUTICALS-3.78%
        Medicis Pharmaceutical Corp.-Class A/(b)/  16,200       514,026
        ---------------------------------------------------------------
        MGI Pharma, Inc./(a)(b)/                   22,100       480,896
        ---------------------------------------------------------------
        Par Pharmaceutical Cos. Inc./(a)(b)/        7,600       241,756
        ---------------------------------------------------------------
        Salix Pharmaceuticals, Ltd./(a)(b)/        13,600       240,176
        ---------------------------------------------------------------
        Valeant Pharmaceuticals International/(b)/ 17,000       299,710
        ---------------------------------------------------------------
                                                              1,776,564
        ---------------------------------------------------------------
        REGIONAL BANKS-3.93%
        Amegy Bancorp., Inc.                       19,500       436,410
        ---------------------------------------------------------------
        East West Bancorp, Inc.                    12,500       419,875
        ---------------------------------------------------------------
        Nara Bancorp, Inc./(b)/                    18,400       270,112
        ---------------------------------------------------------------
        South Financial Group, Inc. (The)/(b)/     12,500       355,250
        ---------------------------------------------------------------
        UCBH Holdings, Inc./(b)/                   22,700       368,648
        ---------------------------------------------------------------
                                                              1,850,295
        ---------------------------------------------------------------
        RESTAURANTS-0.64%
        Ruby Tuesday, Inc./(b)/                    11,600       300,440
        ---------------------------------------------------------------
        SEMICONDUCTOR EQUIPMENT-1.58%
        Cascade Microtech, Inc./(a)(b)/             8,700       127,020
        ---------------------------------------------------------------
        Mattson Technology, Inc./(a)/              51,800       370,888
        ---------------------------------------------------------------
        Rudolph Technologies, Inc./(a)(b)/         17,000       243,610
        ---------------------------------------------------------------
                                                                741,518
        ---------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
 --------------------------------------------------------------------------------
 SEMICONDUCTORS-0.88%
 Integrated Device Technology, Inc./(a)/                  16,700 $     179,525
 --------------------------------------------------------------------------------
 Semtech Corp./(a)(b)/                                    14,000       233,100
 --------------------------------------------------------------------------------
                                                                       412,625
 --------------------------------------------------------------------------------
 SPECIALIZED CONSUMER SERVICES-1.14%
 Jackson Hewitt Tax Service Inc./(b)/                     22,600       534,264
 --------------------------------------------------------------------------------
 SPECIALIZED FINANCE-1.28%
 Marlin Business Services Inc./(a)/                       13,700       275,370
 --------------------------------------------------------------------------------
 Primus Guaranty, Ltd. (Bermuda)/(a)(b)/                  22,600       327,248
 --------------------------------------------------------------------------------
                                                                       602,618
 --------------------------------------------------------------------------------
 SPECIALTY CHEMICALS-0.38%
 Nalco Holding Co./(a)(b)/                                 9,100       178,633
 --------------------------------------------------------------------------------
 SPECIALTY STORES-1.21%
 Gander Mountain Co./(a)(b)/                              14,100       160,740
 --------------------------------------------------------------------------------
 PETCO Animal Supplies, Inc./(a)/                         14,000       410,480
 --------------------------------------------------------------------------------
                                                                       571,220
 --------------------------------------------------------------------------------
 TECHNOLOGY DISTRIBUTORS-0.61%
 PC Connection, Inc./(a)/                                 46,200       287,364
 --------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE-2.45%
 BankUnited Financial Corp.-Class A/(b)/                  12,800       346,112
 --------------------------------------------------------------------------------
 Commercial Capital Bancorp, Inc./(b)/                    19,600       327,516
 --------------------------------------------------------------------------------
 Franklin Bank Corp./(a)/                                 25,500       478,380
 --------------------------------------------------------------------------------
                                                                     1,152,008
 --------------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS-1.35%
 Watsco, Inc./(b)/                                         6,800       289,680
 --------------------------------------------------------------------------------
 WESCO International, Inc./(a)/                           11,000       345,180
 --------------------------------------------------------------------------------
                                                                       634,860
 --------------------------------------------------------------------------------
     Total Common Stocks
      (Cost $42,094,715)                                            43,482,748
 --------------------------------------------------------------------------------
 MONEY MARKET FUNDS-6.55%
 Premier Portfolio-Institutional Class
  (Cost $3,080,705)/(d)/                               3,080,705     3,080,705
 --------------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.01% (excluding investments
  purchased with cash collateral from securities
  loaned) (Cost $45,175,420)                                        46,563,453
 --------------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-24.21%
 Premier Portfolio-Institutional Class/(d)(e)/        11,383,215    11,383,215
 --------------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $11,383,215)                                            11,383,215
 --------------------------------------------------------------------------------
 TOTAL INVESTMENTS-123.22% (Cost $56,558,635)                       57,946,668
 --------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(23.22%)                            (10,919,178)
 --------------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $  47,027,490
 --------------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
/(c)/A portion of this security is subject to call options written. See Note 1F and Note 9.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                      AIM V.I. SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)


ASSETS:
Investments, at market value (cost $42,094,715)*                      $43,482,748
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $14,463,920)        14,463,920
----------------------------------------------------------------------------------
    Total investments (cost $56,558,635)                               57,946,668
----------------------------------------------------------------------------------
Cash                                                                      143,691
----------------------------------------------------------------------------------
Receivables for:
 Investments sold                                                       1,396,232
----------------------------------------------------------------------------------
  Fund shares sold                                                         10,678
----------------------------------------------------------------------------------
  Dividends                                                                24,011
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           5,765
----------------------------------------------------------------------------------
Other assets                                                                2,860
----------------------------------------------------------------------------------
    Total assets                                                       59,529,905
----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   757,927
----------------------------------------------------------------------------------
  Investments purchased from affiliates                                   142,680
----------------------------------------------------------------------------------
  Fund shares reacquired                                                   74,421
----------------------------------------------------------------------------------
  Options written, at market value (premiums received $33,943)             23,448
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        6,495
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                          11,383,215
----------------------------------------------------------------------------------
Accrued administrative services fees                                       57,293
----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             112
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                   681
----------------------------------------------------------------------------------
Accrued operating expenses                                                 56,143
----------------------------------------------------------------------------------
    Total liabilities                                                  12,502,415
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $47,027,490
----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $47,927,699
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (237,882)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 futures contracts and option contracts                                (2,060,855)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts   1,398,528
----------------------------------------------------------------------------------
                                                                      $47,027,490
----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $47,016,163
----------------------------------------------------------------------------------
Series II                                                             $    11,327
----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                3,087,629
----------------------------------------------------------------------------------
Series II                                                                     745
----------------------------------------------------------------------------------
Series I:
 Net asset value per share                                            $     15.23
----------------------------------------------------------------------------------
Series II:
 Net asset value per share                                            $     15.20
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)


INVESTMENT INCOME:
Dividends                                                                $    76,436
-------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $2,391 after compensation to counterparties of
 $2,016)                                                                      41,647
-------------------------------------------------------------------------------------
    Total investment income                                                  118,083
-------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                166,679
-------------------------------------------------------------------------------------
Administrative services fees                                                  80,310
-------------------------------------------------------------------------------------
Custodian fees                                                                20,899
-------------------------------------------------------------------------------------
Distribution fees-Series II                                                       13
-------------------------------------------------------------------------------------
Transfer agent fees                                                            4,069
-------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                      7,026
-------------------------------------------------------------------------------------
Professional services fees                                                    25,933
-------------------------------------------------------------------------------------
Other                                                                         13,875
-------------------------------------------------------------------------------------
    Total expenses                                                           318,804
-------------------------------------------------------------------------------------
Less: Fees waived and expense offset arrangement                             (29,746)
-------------------------------------------------------------------------------------
    Net expenses                                                             289,058
-------------------------------------------------------------------------------------
Net investment income (loss)                                                (170,975)
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FUTURES CONTRACTS AND
 OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to
   affiliates of $24,565)                                                  3,384,000
-------------------------------------------------------------------------------------
  Futures contracts                                                         (199,507)
-------------------------------------------------------------------------------------
  Option contracts written                                                    49,172
-------------------------------------------------------------------------------------
                                                                           3,233,665
-------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                   (3,664,053)
-------------------------------------------------------------------------------------
  Option contracts written                                                    28,859
-------------------------------------------------------------------------------------
                                                                          (3,635,194)
-------------------------------------------------------------------------------------
Net gain (loss) from investment securities, futures contracts and option
 contracts                                                                  (401,529)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $  (572,504)
-------------------------------------------------------------------------------------

* At June 30, 2005, securities with an aggregate market value of $11,045,318 were on loan to brokers.
See accompanying notes which are an integral part of the financial statements.

                      AIM V.I. SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                                    JUNE 30,
                                                                                                                      2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                    $  (170,975)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                              3,233,665
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts               (3,635,194)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  (572,504)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                           (215,950)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                                --
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                          (215,950)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                            (788,454)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                              47,815,944
-------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(237,882) and $(66,907), respectively)  $47,027,490
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  DECEMBER 31,
                                                                                                                      2004
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                     $  (432,598)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                               8,781,174
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts                (2,316,154)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                  6,032,422
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                          (7,824,302)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                             10,000
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                         (7,814,302)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                           (1,781,880)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                               49,597,824
-------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income (loss) of $(237,882) and $(66,907), respectively)   $47,815,944
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Company Growth Fund, formerly INVESCO VIF-Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                      AIM V.I. SMALL COMPANY GROWTH FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.745%
                           -------------------------
                           Next $250 million  0.73%
                           -------------------------
                           Next $500 million  0.715%
                           -------------------------
                           Next $1.5 billion  0.70%
                           -------------------------
                           Next $2.5 billion  0.685%
                           -------------------------
                           Next $2.5 billion  0.67%
                           -------------------------
                           Next $2.5 billion  0.655%
                           -------------------------
                           Over $10 billion   0.64%
                           -------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

  Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.20% and Series II shares to 1.45% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $29,634.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $55,515 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $4,069.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $8 after ADI waived Plan fees of $5.
     Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market fund. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $6,346,809  $18,610,521 $(21,876,625)      $ --       $3,080,705  $39,256     $ --
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $  163,764  $14,686,617 $ (3,467,166)      $ --      $11,383,215  $ 2,391     $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                  $6,510,573  $33,297,138 $(25,343,791)      $ --      $14,463,920  $41,647     $ --
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $46,200 and sales of $289,364, which resulted in net realized gains of $24,565.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $107.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,043 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At June 30, 2005, securities with an aggregate value of $11,045,318 were on loan to brokers. The loans were secured by cash collateral of $11,383,215 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $2,391 for securities lending transactions, which are net of compensation to counterparties.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 9--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                    -----------------------------------------
                                        CALL OPTION CONTRACTS
                                        --------------------
                                        NUMBER OF  PREMIUMS
                                        CONTRACTS  RECEIVED
                    -----------------------------------------
                    Beginning of period    521     $ 51,840
                    -----------------------------------------
                    Written                387       48,231
                    -----------------------------------------
                    Closed                (150)     (18,100)
                    -----------------------------------------
                    Expired               (504)     (48,028)
                    -----------------------------------------
                    End of period          254     $ 33,943
                    -----------------------------------------

                         OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------
                                                                      MARKET
                                  CONTRACT STRIKE NUMBER OF PREMIUMS  VALUE    UNREALIZED
                                   MONTH   PRICE  CONTRACTS RECEIVED 06/30/05 APPRECIATION
------------------------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.       Aug-05  $22.5      29    $ 2,860  $ 2,610    $   250
------------------------------------------------------------------------------------------
Atwood Oceanics, Inc.              Sep-05   70.0      33      5,511    4,290      1,221
------------------------------------------------------------------------------------------
Digene Corp.                       Aug-05   30.0      70     10,642    6,300      4,342
------------------------------------------------------------------------------------------
Spinnaker Exploration Co.          Sep-05   40.0      79     12,443    8,098      4,345
------------------------------------------------------------------------------------------
Todco-Class A                      Sep-05   30.0      43      2,487    2,150        337
------------------------------------------------------------------------------------------
Total outstanding options written                    254    $33,943  $23,448    $10,495
------------------------------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010    $5,164,190
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $50,084,658 and $47,928,298, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $5,035. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 3,085,348
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,750,172)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 1,335,176
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $56,611,492.

                      AIM V.I. SMALL COMPANY GROWTH FUND

NOTE 12--SHARE INFORMATION

                      CHANGES IN SHARES OUTSTANDING/(A)/
       ------------------------------------------------------------------
                            SIX MONTHS ENDED           YEAR ENDED
                             JUNE 30, 2005          DECEMBER 31, 2004
                         ---------------------  ------------------------
                          SHARES      AMOUNT      SHARES       AMOUNT
       ------------------------------------------------------------------
       Sold:
        Series I          207,366  $ 3,027,402     797,111  $ 10,996,485
       ------------------------------------------------------------------
         Series II/(b)/        --           --         745        10,000
       ------------------------------------------------------------------
       Reacquired:
        Series I         (221,652)  (3,243,352) (1,362,554)  (18,820,787)
       ------------------------------------------------------------------
                          (14,286) $  (215,950)   (564,698) $ (7,814,302)
       ------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                   -------------------------
                                                                     SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,
                                                                        2005       ---------
                                                                   ----------        2004
--------------------------------------------------------------------               ----------
Net asset value, beginning of period                                $ 15.41        $ 13.52
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)         (0.14)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.12)          2.03
---------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.18)          1.89
---------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --             --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 15.23        $ 15.41
---------------------------------------------------------------------------------------------
Total return/(b)/                                                     (1.17)%        13.98%
---------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $47,016        $47,804
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.30%/(c)/     1.28%
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.43%/(c)/     1.36%
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.77)%/(c)/   (0.96)%
---------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                            115%           198%
---------------------------------------------------------------------------------------------

                                                                            SERIES I
                                                                   ----------------------------------------------


                                                                             YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------
                                                                     2003        2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.14   $ 14.72       $ 18.07       $ 22.01
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)    (0.00)/(a)/   (0.00)/(a)/   (0.00)/(a)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     3.46     (4.58)        (3.35)        (3.35)
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  3.38     (4.58)        (3.35)        (3.35)
----------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                              --        --            --         (0.59)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.52   $ 10.14       $ 14.72       $ 18.07
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    33.33%   (31.11)%      (18.54)%      (14.98)%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $49,598   $32,990       $39,211       $24,765
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.25%     1.25%         1.25%         1.37%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.30%     1.31%         1.29%         1.43%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.75)%   (0.87)%       (0.48)%       (0.64)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                           133%       95%           88%          155%
----------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09), $(0.06) and $(0.08) for the years ended December 31, 2002, 2001 and 2000 respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $44,805,106. /(d)/Not annualized for periods less than one year.

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                                               SERIES II
                                                                   --------------------------
                                                                                   APRIL 30, 2004
                                                                    SIX MONTHS      (DATE SALES
                                                                      ENDED        COMMENCED) TO
                                                                     JUNE 30,       DECEMBER 31,
                                                                       2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $15.40            $13.42
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)            (0.10)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.13)             2.08
----------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.20)             1.98
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $15.20            $15.40
----------------------------------------------------------------------------------------------------
Total return/(a)/                                                     (1.30)%           14.75%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   11            $   11
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                       1.45%/(b)/        1.45%/(c)/
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.68%/(b)/        1.61%/(c)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.92)%/(b)/      (1.13)%/(c)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                            115%              198%
----------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are annualized and based on average daily net assets of $10,849. /(c)/Annualized.
/(d)/Not annualized for periods less than one year.

NOTE 14--SUBSEQUENT EVENT

A significant shareholder of the Fund has filed an application for an SEC substitution order and notified AIM of their intent to substitute their investment selection in the Fund with another fund. It is anticipated that this substitution will occur in September 2005 and will result in a significant redemption of Fund shares. The market value of the accounts anticipated to be redeemed were 30% of the Fund's net assets as of June 30, 2005. To the extent that the redemption occurs, AIM currently intends to settle the transaction with a pro rata redemption-in-kind.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

                      AIM V.I. SMALL COMPANY GROWTH FUND

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                      AIM V.I. SMALL COMPANY GROWTH FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                       AIM V.I SMALL COMPANY GROWTH FUND

                                                        AIM V.I. TECHNOLOGY FUND
                               Semiannual Report to Shareholders o June 30, 2005

                                  AIM V.I. TECHNOLOGY FUND seeks capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

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THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

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                                        [YOUR GOALS. OUR SOLUTIONS.]
                                        - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE       - REGISTERED TRADEMARK -

AIM V.I. TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

For the six months ended June 30, 2005, performance of AIM V.I. Technology Fund was hindered by two trends in the broad market:

.. first, information technology was the third weakest-performing sector of the overall U.S. stock market

.. second, value stocks as a group outperformed growth stocks, which include information technology stocks

     As a result of these trends, AIM V.I. Technology Fund delivered negative returns and lagged the broad market, which includes other sectors and both value and growth stocks. The Fund outperformed its style-specific index by slightly more than one percentage point. That small performance variation was due to differences in the Fund's individual holdings and industry weightings relative to its index.

FUND VS. INDEXES

TOTAL RETURNS, 12/31/04-6/30/05, EXCLUDING VARIABLE PRODUCT ISSUER CHARGES. IF VARIABLE PRODUCT ISSUER CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Series I Shares                                         -6.28%
Series II Shares                                        -6.30
Standard & Poor's Composite Index of 500 Stocks
(S&P 500 Index) (Broad Market Index)                    -0.81
Goldman Sachs Technology Composite Index
(Style-specific Index)                                  -7.55
Lipper Science and Technology Fund Index (Peer
Group Index)                                            -5.24

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We seek attractively valued, well-managed companies with the potential to deliver attractive returns.

     We first identify technology industries we believe may benefit over the next 12 to 24 months from strong fundamentals: increased demand, a new product cycle or greater visibility among investors and the public. We weight these industries according to our assessment of the fundamentals and the perception of the industry among investors and analysts.

     Within each industry, we look for:

.. market leaders expected to demonstrate above-average earnings growth .. strong management teams
.. large and growing markets that can support continued growth
.. proprietary content or products that provide a competitive advantage

     We then apply our proprietary valuation analysis, comparing a stock's current valuation to its historical valuations and the valuations of its competitors.

     Depending on market conditions, we may invest up to 80% of your Fund's assets in strategic, or core, holdings--companies we expect to hold for two or more years. We normally invest 20% to 50% of your Fund's assets in tactical, or non-core, holdings we believe have compelling near-term appreciation potential. We generally prefer mid- and large-cap companies as they tend to be more financially stable.

     We manage risk through diversification within the technology sector, by allocating a portion of the portfolio to core holdings, which are generally more predictable, and by avoiding smaller companies. We also rely on internal controls and proprietary software to identify and manage risk.

     We may reduce or eliminate exposure to a stock when:

.. we identify a more attractive investment opportunity
.. a company's fundamentals change (product failure, reduced pricing power, margin compression, etc.)
.. a company's earnings disappoint
.. management's strategic direction shifts or unfavorable changes occur

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                            TOP 10 EQUITY HOLDINGS*                      TOTAL NET ASSETS      $173.4 million
By industry                                                                                   TOTAL NUMBER OF HOLDINGS*         95
1. Semiconductors                         19.4    1. Cisco Systems, Inc.               3.9%
2. Communications Equipment               17.2    2. EMC Corp.                         3.5
3. Internet Software & Services           10.4    3. Yahoo! Inc.                       3.4
4. Systems Software                        6.3    4. Intel Corp.                       3.3
5. Computer Storage & Peripherals          6.1    5. Microsoft Corp.                   2.8
6. Computer Hardware                       5.7    6. VeriSign, Inc.                    2.2
7. Wireless Telecommunication Services     3.6    7. Texas Instruments Inc.            2.0
8. IT Consulting & Other Services          3.5    8. Google Inc.--Class A              2.0
9. Application Software                    3.4    9. Motorola, Inc.                    2.0
   14 other industries, each less
   than 3% of total net assets            20.6   10. Dell Inc.                         2.0
   Money Market Funds Plus Other
    Assets Less Liabilities                3.8

--------------------------------------------------------------------------------

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

AIM V.I. TECHNOLOGY FUND

MARKET CONDITIONS AND YOUR FUND

The market rally that began in late 2004 faded during the early months of 2005. During the first half of 2005, the market lost ground and then gained ground, finally closing not far from where it began. The market's indecision was the result of record-high energy prices and rising short-term interest rates, among other factors. In contrast with the stock market, U.S. gross domestic product, the broadest measure of the nation's overall economic activity, expanded strongly throughout the first half of 2005.

     For the reporting period, information technology was the third weakest-performing sector of the S&P 500 Index, returning -5.70% to the index's -0.81%. Also, value stocks consistently outperformed growth stocks across all capitalization levels. Your Fund invests the bulk of its assets in stocks of growth companies within the information technology sector, and that strategy had a negative effect on performance for the reporting period. For the reporting period, we noted that:

.. beginning in May, information technology stocks began to outperform the broad market, something they had not done since late 2004
.. declining inventories and stronger-than-expected demand for cell phones and personal computers, particularly notebook computers, helped semiconductor-related stocks do relatively well for the reporting period
.. valuations of information technology stocks are reasonable; as a group, they are not particularly inexpensive, but we do not consider them overvalued, either

     While the Internet software and services industry was marginally negative, one holding in the group--Google--was the Fund's top-performing stock for the reporting period. Google maintains the world's largest online searchable index of Internet sites, generating revenue through online advertising. Internet advertising currently accounts for just five percent of total ad spending in the U.S., but we believe that will expand significantly as advertisers seek to reach consumers who increasingly are not reachable by network television commercials. Given its dominant market position, we continued to own Google at the close of the reporting period.

     In the communications equipment industry, Corning was a top performer for the reporting period. The company formerly best known for manufacturing cookware remade itself in the 1990s into a leading provider of fiber optic cable, capitalizing on the rush to build out the nation's broadband network. More recently, the company has become a leading provider of advanced glass used in displays for laptop computers, flat-panel monitors and high-definition liquid crystal display televisions. We believe Corning's management has shown itself adept at finding new markets for the company's products. We continued to hold the stock at the close of the reporting period.

     The performance of your Fund relative to its style-specific index was helped by our stock selection and underweight position in the computer and peripherals industry, although stocks within that industry were negative both for the Fund and the index. For example, we were underweight in IBM for the reporting period, and we sold all of our holdings in the stock before its close. Following the company's disappointing first quarter earnings announcement, IBM's stock price declined significantly, and the Fund benefited in a relative sense from being underweight in the stock.

     The Fund's Internet and catalog retail holdings hindered Fund performance, but again, the Fund benefited from being underweight in the industry relative to its style-specific index. eBay was our primary holding in the industry, and its stock price decline hindered Fund performance for the reporting period. The company rattled investors in January when it missed profit estimates and forecast slowing growth. Later, the company increased the fees it charges individuals to list items for auction, prompting threats of a boycott from once loyal eBay sellers. Because the company took quick action to ingratiate itself with its key sellers, and because it remains the dominant player in the online auction market, we continued to hold the stock.

IN CLOSING

Despite a relatively strong economy, the information technology sector underperformed the broad market during the first half of 2005. We have continued to position your Fund in such a way as to benefit when technology-related capital spending recovers, something we believe will occur later in the year. As always, we thank you for your continued investment in AIM V.I. Technology Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or your Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               WILLIAM R. KEITHLER,

[KEITHLER      Chartered Financial Analyst, senior portfolio manager, is lead
PHOTO]         portfolio manager of AIM V.I. Technology Fund. He began his career in the investment industry in 1982 and joined the Fund's advisor in 1986, where he managed several funds for the company until 1993. He rejoined the Fund's advisor in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an M.A. in finance from the University of Wisconsin-Madison.

               MICHELLE ESPELIEN FENTON,

[ESPELIEN      Chartered Financial Analyst, portfolio manager, is a portfolio
PHOTO]         manager of AIM V.I. Technology Fund. She began her investment career in 1995. Before joining the Fund's advisor in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A.
               in finance from Montana State University.

Assisted by the Technology Team

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05
SERIES I SHARES
Inception (5/20/97)           2.00%
5 Years                     -22.94
1 Year                       -1.52

SERIES II SHARES
Inception                     1.73%
5 Years                     -23.15
1 Year                       -1.69
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of Series I shares is May 20, 1997. The inception date of Series II shares is April 30, 2004. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

     The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                            HYPOTHETICAL
                                                          (5% ANNUAL RETURN
                                     ACTUAL                BEFORE EXPENSES)

               BEGINNING      ENDING                     ENDING     EXPENSES
                ACCOUNT       ACCOUNT     EXPENSES       ACCOUNT      PAID
                 VALUE         VALUE     PAID DURING      VALUE      DURING
SHARE CLASS    (1/1/05)    (6/30/05)/1/   PERIOD/2/     (6/30/05)   PERIOD/2/

Series I      $ 1,000.00     $ 937.20     $  5.38      $ 1,019.24    $ 5.61
Series II       1,000.00       937.00        6.58        1,018.00      6.85

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.12% and 1.37% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

AIM V.I. TECHNOLOGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Technology Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one-year period. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Science & Technology Fund Index. The Board noted that the Fund's performance was comparable to the performance of such Index for the one year period and below the Index performance for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for the mutual fund included breakpoints; (ii) was lower than the advisory fee rate for four offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under

                                                                     (continued)
                                        6

AIM V.I. TECHNOLOGY FUND

the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                 MARKET
                                                      SHARES     VALUE
     ----------------------------------------------------------------------
     COMMON STOCKS & OTHER EQUITY
      INTERESTS-96.22%

     AEROSPACE & DEFENSE-1.04%
     Boeing Co. (The)/(a)/                             27,300 $   1,801,800
     ----------------------------------------------------------------------

     APPLICATION SOFTWARE-3.44%
     Amdocs Ltd. (United Kingdom)/(b)/                 97,630     2,580,361
     ----------------------------------------------------------------------
     Macromedia, Inc./(b)/                             52,300     1,998,906
     ----------------------------------------------------------------------
     Quest Software, Inc./(b)/                         64,000       872,320
     ----------------------------------------------------------------------
     SAP A.G.-ADR (Germany)/(a)/                       11,700       506,610
     ----------------------------------------------------------------------
                                                                  5,958,197
     ----------------------------------------------------------------------

     BIOTECHNOLOGY-1.95%
     Amgen Inc./(b)/                                   28,400     1,717,064
     ----------------------------------------------------------------------
     Genzyme Corp./(b)/                                27,800     1,670,502
     ----------------------------------------------------------------------
                                                                  3,387,566
     ----------------------------------------------------------------------

     BROADCASTING & CABLE TV-1.94%
     Cablevision Systems Corp.-Class A/(b)/            16,600       534,520
     ----------------------------------------------------------------------
     Comcast Corp.-Class A/(b)/                        54,221     1,664,585
     ----------------------------------------------------------------------
     Jupiter Telecommunications Co., Ltd. (Japan)
      (Acquired 03/14/05; Cost $67,666)/(b)(c)/            88        74,345
     ----------------------------------------------------------------------
     Liberty Global, Inc.-Class A/(a)(b)/               3,547       165,538
     ----------------------------------------------------------------------
     XM Satellite Radio Holdings Inc.-Class A/(a)(b)/  27,400       922,284
     ----------------------------------------------------------------------
                                                                  3,361,272
     ----------------------------------------------------------------------

     COMMUNICATIONS EQUIPMENT-17.16%
     ADTRAN, Inc.                                      84,000     2,082,360
     ----------------------------------------------------------------------
     Cisco Systems, Inc./(b)/                         356,100     6,805,071
     ----------------------------------------------------------------------
     Comverse Technology, Inc./(a)(b)/                138,760     3,281,674
     ----------------------------------------------------------------------
     Corning Inc./(b)/                                166,400     2,765,568
     ----------------------------------------------------------------------
     F5 Networks, Inc./(b)/                            19,500       921,082
     ----------------------------------------------------------------------
     Juniper Networks, Inc./(b)/                       72,771     1,832,374
     ----------------------------------------------------------------------
     Motorola, Inc.                                   190,500     3,478,530
     ----------------------------------------------------------------------
     NICE Systems Ltd.-ADR (Israel)/(b)/                8,700       343,389
     ----------------------------------------------------------------------
     Nokia Oyj-ADR (Finland)                          195,763     3,257,496
     ----------------------------------------------------------------------
     QUALCOMM Inc.                                     38,980     1,286,730
     ----------------------------------------------------------------------
     Research In Motion Ltd. (Canada)/(a)(b)/          18,400     1,357,000
     ----------------------------------------------------------------------
     SafeNet, Inc./(b)/                                18,000       613,080
     ----------------------------------------------------------------------
     Scientific-Atlanta, Inc.                          52,000     1,730,040
     ----------------------------------------------------------------------
                                                                 29,754,394
     ----------------------------------------------------------------------

     COMPUTER HARDWARE-5.68%
     Apple Computer, Inc./(a)(b)(d)/                   48,200     1,774,242
     ----------------------------------------------------------------------
     Avid Technology, Inc./(a)(b)/                     45,600     2,429,568
     ----------------------------------------------------------------------
     Dell Inc./(b)/                                    87,400     3,453,174
     ----------------------------------------------------------------------
     Hewlett-Packard Co./(a)/                          93,200     2,191,132
     ----------------------------------------------------------------------
                                                                  9,848,116
     ----------------------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
    ------------------------------------------------------------------------

    COMPUTER STORAGE & PERIPHERALS-6.13%
    EMC Corp./(b)/                                     443,900 $   6,085,869
    ------------------------------------------------------------------------
    Emulex Corp./(b)/                                   68,000     1,241,680
    ------------------------------------------------------------------------
    Network Appliance, Inc./(a)(b)/                     59,600     1,684,892
    ------------------------------------------------------------------------
    Storage Technology Corp./(b)/                       44,700     1,622,163
    ------------------------------------------------------------------------
                                                                  10,634,604
    ------------------------------------------------------------------------

    DATA PROCESSING & OUTSOURCED
     SERVICES-2.75%
    Automatic Data Processing, Inc./(a)/                42,100     1,766,937
    ------------------------------------------------------------------------
    DST Systems, Inc./(b)/                              36,700     1,717,560
    ------------------------------------------------------------------------
    Fiserv, Inc./(b)/                                   29,900     1,284,205
    ------------------------------------------------------------------------
                                                                   4,768,702
    ------------------------------------------------------------------------

    ELECTRONIC EQUIPMENT
     MANUFACTURERS-1.17%
    Amphenol Corp.-Class A/(a)/                         50,400     2,024,568
    ------------------------------------------------------------------------

    ELECTRONIC MANUFACTURING SERVICES-2.03%
    Flextronics International Ltd. (Singapore)/(a)(b)/ 104,000     1,373,840
    ------------------------------------------------------------------------
    Jabil Circuit, Inc./(a)(b)/                         30,200       928,046
    ------------------------------------------------------------------------
    Trimble Navigation Ltd./(a)(b)/                     31,300     1,219,761
    ------------------------------------------------------------------------
                                                                   3,521,647
    ------------------------------------------------------------------------

    HEALTH CARE EQUIPMENT-0.49%
    Medtronic, Inc.                                     16,400       849,356
    ------------------------------------------------------------------------

    HEALTH CARE SERVICES-1.00%
    Quest Diagnostics Inc.                              17,600       937,552
    ------------------------------------------------------------------------
    WebMD Corp./(b)/                                    76,900       789,763
    ------------------------------------------------------------------------
                                                                   1,727,315
    ------------------------------------------------------------------------

    HOME ENTERTAINMENT SOFTWARE-0.97%
    Activision, Inc./(b)/                              101,333     1,674,021
    ------------------------------------------------------------------------

    INTEGRATED TELECOMMUNICATION
     SERVICES-2.38%
    ALLTEL Corp./(a)/                                   15,100       940,428
    ------------------------------------------------------------------------
    Sprint Corp./(a)/                                   88,455     2,219,336
    ------------------------------------------------------------------------
    Telus Corp. (Canada)                                27,500       966,456
    ------------------------------------------------------------------------
                                                                   4,126,220
    ------------------------------------------------------------------------

    INTERNET RETAIL-1.14%
    eBay Inc./(b)/                                      59,800     1,973,998
    ------------------------------------------------------------------------

    INTERNET SOFTWARE & SERVICES-10.38%
    Akamai Technologies, Inc./(a)(b)/                   62,500       820,625
    ------------------------------------------------------------------------
    Google Inc.-Class A/(b)/                            11,900     3,500,385
    ------------------------------------------------------------------------
    NetEase.com Inc.-ADR (Cayman Islands)/(a)(b)/        4,600       262,706
    ------------------------------------------------------------------------
    Niku Corp./(a)(b)/                                  21,000       435,330
    ------------------------------------------------------------------------
    Openwave Systems Inc./(b)/                         151,600     2,486,240
    ------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------

 INTERNET SOFTWARE & SERVICES-(CONTINUED)
 VeriSign, Inc./(b)/                                     132,050 $   3,797,758
 -----------------------------------------------------------------------------
 WebEx Communications, Inc./(a)(b)/                       33,200       876,812
 -----------------------------------------------------------------------------
 Yahoo! Inc./(b)/                                        167,660     5,809,419
 -----------------------------------------------------------------------------
                                                                    17,989,275
 -----------------------------------------------------------------------------

 IT CONSULTING & OTHER SERVICES-3.53%
 Anteon International Corp./(a)(b)/                       33,100     1,510,022
 -----------------------------------------------------------------------------
 CACI International Inc.-Class A/(a)(b)/                   6,400       404,224
 -----------------------------------------------------------------------------
 Cognizant Technology Solutions Corp.-Class A/(b)/        60,900     2,870,217
 -----------------------------------------------------------------------------
 Sapient Corp./(a)(b)/                                    13,500       107,055
 -----------------------------------------------------------------------------
 Wipro Ltd.-ADR (India)/(a)/                              59,000     1,230,740
 -----------------------------------------------------------------------------
                                                                     6,122,258
 -----------------------------------------------------------------------------

 MOVIES & ENTERTAINMENT-0.50%
 Time Warner Inc./(a)(b)/                                 52,000       868,920
 -----------------------------------------------------------------------------

 OTHER DIVERSIFIED FINANCIAL
  SERVICES-0.60%
 BlueStream Ventures L.P. (Acquired 08/03/00-06/14/05;
  Cost $2,474,655)/(b)(c)(e)(f)(g)(h)/                 2,598,750     1,042,826
 -----------------------------------------------------------------------------

 SEMICONDUCTOR EQUIPMENT-2.67%
 ATMI, Inc./(a)(b)/                                       43,000     1,247,430
 -----------------------------------------------------------------------------
 KLA-Tencor Corp.                                         37,200     1,625,640
 -----------------------------------------------------------------------------
 Lam Research Corp./(a)(b)/                               34,900     1,010,006
 -----------------------------------------------------------------------------
 Photronics, Inc./(b)/                                    31,600       737,544
 -----------------------------------------------------------------------------
                                                                     4,620,620
 -----------------------------------------------------------------------------

 SEMICONDUCTORS-19.37%
 Altera Corp./(b)/                                       102,800     2,037,496
 -----------------------------------------------------------------------------
 Analog Devices, Inc.                                     60,200     2,246,062
 -----------------------------------------------------------------------------
 Broadcom Corp.-Class A/(b)/                              42,500     1,509,175
 -----------------------------------------------------------------------------
 Cypress Semiconductor Corp./(a)(b)/                      70,400       886,336
 -----------------------------------------------------------------------------
 Freescale Semiconductor Inc.-Class A/(b)/                29,500       619,795
 -----------------------------------------------------------------------------
 Freescale Semiconductor Inc.-Class B/(b)/                43,930       930,437
 -----------------------------------------------------------------------------
 Integrated Device Technology, Inc./(b)/                  49,600       533,200
 -----------------------------------------------------------------------------
 Intel Corp.                                             217,700     5,673,262
 -----------------------------------------------------------------------------
 Intersil Corp.-Class A/(a)/                              92,100     1,728,717
 -----------------------------------------------------------------------------
 Linear Technology Corp./(a)/                             46,600     1,709,754
 -----------------------------------------------------------------------------
 Marvell Technology Group Ltd. (Bermuda)/(a)(b)/          87,500     3,328,500
 -----------------------------------------------------------------------------
 Maxim Integrated Products, Inc./(a)/                     45,300     1,730,913
 -----------------------------------------------------------------------------
 Microchip Technology Inc.                                65,575     1,942,332
 -----------------------------------------------------------------------------
 Microsemi Corp./(a)(b)/                                  31,200       586,560
 -----------------------------------------------------------------------------
 National Semiconductor Corp.                            107,000     2,357,210
 -----------------------------------------------------------------------------
 Power Integrations, Inc./(a)(b)/                         31,100       670,827
 -----------------------------------------------------------------------------
 Sigmatel Inc./(a)(b)/                                    11,100       190,476
 -----------------------------------------------------------------------------
 Taiwan Semiconductor Manufacturing Co. Ltd.-ADR
  (Taiwan)                                               148,628     1,355,489
 -----------------------------------------------------------------------------
 Texas Instruments Inc.                                  125,970     3,535,978
 -----------------------------------------------------------------------------
                                                                    33,572,519
 -----------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
-------------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.31%
Microsoft Corp.                                          198,300 $   4,925,772
-------------------------------------------------------------------------------
Oracle Corp./(b)/                                        212,000     2,798,400
-------------------------------------------------------------------------------
Symantec Corp./(b)/                                       20,800       452,192
-------------------------------------------------------------------------------
VERITAS Software Corp./(b)/                              113,400     2,766,960
-------------------------------------------------------------------------------
                                                                    10,943,324
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
 SERVICES-3.59%
America Movil S.A. de C.V.-Series L-ADR (Mexico)/(a)/     23,430     1,396,662
-------------------------------------------------------------------------------
Nextel Partners, Inc.-Class A/(a)(b)/                     91,620     2,306,075
-------------------------------------------------------------------------------
NII Holdings Inc./(b)/                                    24,100     1,540,954
-------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Japan)/(i)/                                159       234,263
-------------------------------------------------------------------------------
Syniverse Holdings Inc./(b)/                              53,500       749,000
-------------------------------------------------------------------------------
                                                                     6,226,954
-------------------------------------------------------------------------------
    Total Common Stocks & Other Equity Interests
     (Cost $149,546,440)                                           166,798,472
-------------------------------------------------------------------------------
MONEY MARKET FUNDS-4.54%
Premier Portfolio-Institutional Class
 (Cost $7,871,623)/(j)/                                7,871,623     7,871,623
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.76% (excluding
 investments purchased with cash collateral from
 securities loaned) (Cost $157,418,063)                            174,670,095
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-11.68%
Premier Portfolio-Institutional Class/(j)(k)/         20,248,252    20,248,252
-------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $20,248,252)                                             20,248,252
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-112.44% (Cost $177,666,315)                      194,918,347
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(12.44%)                             (21,564,144)
-------------------------------------------------------------------------------
NET ASSETS-100.00%                                               $ 173,354,203
-------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

Investment Abbreviations:

ADR - AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
/(b)/Non-income producing security.
/(c)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $1,117,171, which represented 0.64% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
/(d)/A portion of this security is subject to call options written. See Note 1H and Note 9.
/(e)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at June 30, 2005 represented 0.54% of the Fund's Total Investments. See Note 1A.
/(f)/The Fund has a remaining commitment of $776,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(g)/Security is considered venture capital. See Note 1J.
/(h)/Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The market value of this security considered illiquid at June 30, 2005 represented 0.60% of the Fund's Net Assets.
/(i)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at June 30, 2005 represented 0.12% of the Fund's Total Investments. See Note 1A.
/(j)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(k)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $149,546,440)*                    $ 166,798,472
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $28,119,875)         28,119,875
-----------------------------------------------------------------------------------
    Total investments (cost $177,666,315)                              194,918,347
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       5,182,666
-----------------------------------------------------------------------------------
  Investments sold to affiliates                                           197,115
-----------------------------------------------------------------------------------
  Dividends                                                                102,503
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           36,172
-----------------------------------------------------------------------------------
Other assets                                                                 1,472
-----------------------------------------------------------------------------------
    Total assets                                                       200,438,275
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  6,194,489
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                   283,650
-----------------------------------------------------------------------------------
  Options written, at market value (premiums received $67,515)               2,092
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        43,090
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           20,248,252
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       263,223
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             96
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              127
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  1,782
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  47,271
-----------------------------------------------------------------------------------
    Total liabilities                                                   27,084,072
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $ 173,354,203
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $ 673,386,836
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (532,706)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                              (516,817,413)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies
 and option contracts                                                   17,317,486
-----------------------------------------------------------------------------------
                                                                     $ 173,354,203
-----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                             $ 173,198,354
-----------------------------------------------------------------------------------
Series II                                                            $     155,849
-----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                14,874,820
-----------------------------------------------------------------------------------
Series II                                                                   13,438
-----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                          $       11.64
-----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                          $       11.60
-----------------------------------------------------------------------------------

* At June 30, 2005, securities with an aggregate market value of $19,568,766 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $15,661)              $    388,931
--------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $14,193 after compensation to counterparties of
 $9,674)                                                                 99,407
--------------------------------------------------------------------------------
    Total investment income                                             488,338
--------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                           658,645
--------------------------------------------------------------------------------
Administrative services fees                                            240,840
--------------------------------------------------------------------------------
Custodian fees                                                           13,234
--------------------------------------------------------------------------------
Distribution fees-Series II                                                 193
--------------------------------------------------------------------------------
Transfer agent fees                                                      13,299
--------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                 9,123
--------------------------------------------------------------------------------
Other                                                                    50,690
--------------------------------------------------------------------------------
    Total expenses                                                      986,024
--------------------------------------------------------------------------------
Less:  Fees waived and expense offset arrangement                        (1,580)
--------------------------------------------------------------------------------
    Net expenses                                                        984,444
--------------------------------------------------------------------------------
Net investment income (loss)                                           (496,106)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities (includes gains from securities sold to
   affiliates of $113,991)                                            2,338,506
--------------------------------------------------------------------------------
  Foreign currencies                                                      4,711
--------------------------------------------------------------------------------
  Option contracts written                                              139,960
--------------------------------------------------------------------------------
                                                                      2,483,177
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (14,640,072)
--------------------------------------------------------------------------------
  Foreign currencies                                                          6
--------------------------------------------------------------------------------
  Option contracts written                                               65,423
--------------------------------------------------------------------------------
                                                                    (14,574,643)
--------------------------------------------------------------------------------
Net gain (loss) from investment securities, foreign currencies and
 option contracts                                                   (12,091,466)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(12,587,572)
--------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                   JUNE 30,    DECEMBER 31,
                                                                                     2005          2004
------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                    $   (496,106) $   (715,172)
------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and option
   contracts                                                                        2,483,177    18,354,333
------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities,
   foreign currencies and option contracts                                        (14,574,643)   (7,898,979)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (12,587,572)    9,740,182
------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                         (14,901,689)   19,407,886
------------------------------------------------------------------------------------------------------------
 Series II                                                                                322       148,977
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions        (14,901,367)   19,556,863
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (27,488,939)   29,297,045
------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                              200,843,142   171,546,097
------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of
   $(532,706) and $(36,600), respectively)                                       $173,354,203  $200,843,142
------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Technology Fund, formerly INVESCO VIF-Technology Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                           AIM V.I. TECHNOLOGY FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

                           AIM V.I. TECHNOLOGY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $1,422.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,794 for accounting and fund administrative services and reimbursed $216,046 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $13,299.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $193.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $2,875,986  $41,844,297 $(36,848,660)      $ --       $7,871,623  $85,214     $ --
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $  898,697  $36,788,526 $(17,438,971)      $ --      $20,248,252  $14,193     $ --
-----------------------------------------------------------------------------------------------------------------------------
Total                                  $3,774,683  $78,632,823 $(54,287,631)      $ --      $28,119,875  $99,407     $ --
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

                           AIM V.I. TECHNOLOGY FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $1,865,164 and sales of $408,233, which resulted in net realized gains of $113,991.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $158.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,322 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                           AIM V.I. TECHNOLOGY FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At June 30, 2005, securities with an aggregate value of $19,568,766 were on loan to brokers. The loans were secured by cash collateral of $20,248,252 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $14,193 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                    -----------------------------------------
                                        CALL OPTION CONTRACTS
                                        --------------------
                                        NUMBER OF  PREMIUMS
                                        CONTRACTS  RECEIVED
                                        ---------  --------
                    Beginning of period      --    $     --
                    -----------------------------------------
                    Written               2,242     250,807
                    -----------------------------------------
                    Closed                 (414)    (79,475)
                    -----------------------------------------
                    Exercised              (284)    (25,269)
                    -----------------------------------------
                    Expired              (1,265)    (78,548)
                    -----------------------------------------
                    End of period           279    $ 67,515
                    -----------------------------------------

                    OPEN CALL OPTIONS WRITTEN AT PERIOD END
 -----------------------------------------------------------------------------
                                                          MARKET
                      CONTRACT STRIKE NUMBER OF PREMIUMS  VALUE   APPRECIATION
                       MONTH   PRICE  CONTRACTS RECEIVED 06/30/05  UNREALIZED
 -----------------------------------------------------------------------------
 Apple Computer, Inc.  Jul-05  $47.5     279    $67,515   $2,092    $65,423
 -----------------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $509,581,788 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2007               $ 67,963,141
                 ---------------------------------------------
                 December 31, 2008                262,485,932
                 ---------------------------------------------
                 December 31, 2009                153,547,080
                 ---------------------------------------------
                 December 31, 2010                 33,793,498
                 ---------------------------------------------
                 Total capital loss carryforward $517,789,651
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                           AIM V.I. TECHNOLOGY FUND

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $100,515,031 and $119,344,555, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the the six months ended June 30, 2005, in the amount of $30,990. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $20,890,995
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,500,667)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $17,390,328
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $177,528,019.

NOTE 12--SHARE INFORMATION

                               CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED
                                                     JUNE 30,                DECEMBER 31,
                                                       2005                      2004
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Sold:
  Series I                                    2,108,824  $ 24,681,189   3,614,575  $ 42,139,572
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 11,862       141,624       2,057        20,311
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                           --            --   4,598,616    52,226,205
------------------------------------------------------------------------------------------------
  Series II/(b)/                                     --            --      13,169       149,420
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (3,388,173)  (39,582,878) (6,509,875)  (74,957,891)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                (11,828)     (141,302)     (1,822)      (20,754)
------------------------------------------------------------------------------------------------
                                             (1,279,315) $(14,901,367)  1,716,720  $ 19,556,863
------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 65% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund pursuant to a plan of reorganization approved by the Directors/Trustees of the Fund on December 9, 2003 and by the shareholders of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund on April 2, 2004. The acquisition was accomplished by a tax free exchange of 4,611,785 shares of the Fund for 5,656,964 shares of AIM V.I. New Technology Fund outstanding and 9,244,509 shares of INVESCO VIF-Telecommunications Fund outstanding as of the close of business on April 29, 2004. AIM V.I. New Technology Fund's net assets at that date of $19,064,848, including $2,583,733 of unrealized appreciation, and INVESCO VIF-Telecommunications Fund's net assets at that date of $33,310,776, including $3,626,227 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $153,042,987.

                           AIM V.I. TECHNOLOGY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                    ---------------
                                                                     SIX MONTHS
                                                                       ENDED
                                                                      JUNE 30,      ---------------
                                                                        2005             2004
--------------------------------------------------------------------                ----------------
Net asset value, beginning of period                                $  12.42        $  11.87
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.03)          (0.04)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.75)           0.59
----------------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.78)           0.55
----------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                --              --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  11.64        $  12.42
----------------------------------------------------------------------------------------------------
Total return/(d)/                                                      (6.28)%          4.63%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $173,198        $200,556
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 1.12%/(e)/      1.15%
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.56)%/(e)/    (0.39)%/(a)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              58%            137%
----------------------------------------------------------------------------------------------------

                                                                                     SERIES I
                                                                   -----------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                      2003         2002            2001             2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.17   $  15.37       $  28.37          $  37.13
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.08)     (0.00)/(b)/    (0.12)/(b)(c)/    (0.01)/(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      3.78      (7.20)        (12.88)            (8.68)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   3.70      (7.20)        (13.00)            (8.69)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                               --         --             --             (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.87   $   8.17       $  15.37          $  28.37
-----------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                     45.29%    (46.84)%       (45.82)%          (23.42)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $171,546   $105,508       $240,253          $443,773
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.10%      1.11%          1.07%             1.02%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.85)%    (0.96)%        (0.66)%           (0.34)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             89%        92%            88%               82%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12), $(0.12) and $(0.09) for the years ended December 31, 2002, 2001 and 2000, respectively.
/(c)/Calculated using average shares outstanding.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(e)/Ratios are annualized and based on average daily net assets of
    $176,938,991.
/(f)/Not annualized for periods less than one year.

                                                                                SERIES II
                                                                   --------------------------
                                                                                    APRIL 30, 2004
                                                                    SIX MONTHS       (DATE SALES
                                                                      ENDED         COMMENCED) TO
                                                                     JUNE 30,        DECEMBER 31,
                                                                       2005              2004
                                                                   ----------      --------------
-                                                                  -
Net asset value, beginning of period                                 $12.39            $11.09
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.05)            (0.05)/(a)/
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.74)             1.35
-------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.79)             1.30
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.60            $12.39
-------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (6.38)%           11.72%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  156            $  166
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.37%/(c)/        1.40%/(d)/
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.81)%/(c)/      (0.64)%/(a)(d)/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             58%              137%
-------------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $155,307. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                           AIM V.I. TECHNOLOGY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds'

                           AIM V.I. TECHNOLOGY FUND
advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. TECHNOLOGY FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                            AIM V.I TECHNOLOGY FUND

                                                      AIM V.I. Total Return Fund
                               Semiannual Report to Shareholders . June 30, 2005

                   AIM V.I. TOTAL RETURN FUND seeks to provide high total return through both growth and current income.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 1-800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                        [YOUR GOALS. OUR SOLUTIONS.]
                                        - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GAURANTEE   - REGISTERED TRADEMARK -

AIM V.I. TOTAL RETURN FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

AIM V.I. Total Return Fund produced negative returns for the six-month period ended June 30, 2005. The Fund underperformed both the S&P 500 Index and our style-specific index in the period. Long-term Fund performance information appears on the page following this discussion.

     We underperformed both the S&P 500 Index and our style-specific index during the period due to the weak returns of the Fund's equity holdings. A double-digit decline in the financial sector and lower sector weights in energy and utilities, the two best-performing sectors of the market, led to the relative underperformance.

FUND VS. INDEXES

Total returns, 12/31/04-6/30/05, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares                       -1.62%

Series II Shares                      -1.63

Standard & Poor's Composite
Index of 500 Stocks (S&P 500 Index)
(Broad Market Index)                  -0.81

Custom Total Return Index
(Style-specific Index)                 0.63

Lipper Balanced Fund Index
(Peer Group Index)                     0.50

Source: Lipper, Inc.
--------------------------------------------------------------------------------

HOW WE INVEST

On June 1, 2005, several changes were made to the Fund's management team. The Fund's equity component is now managed by AIM's Basic Value Team, utilizing a strategy that will continue to focus on the long-term growth of capital, but with a greater emphasis on capital preservation. Fixed-income assets are now managed by AIM's Taxable Investment Grade Bond Team, with an emphasis on intermediate-maturity investment-grade bonds. We describe the investment strategies utilized by both teams in the paragraphs that follow.

     Our investment strategy is to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value--a value that is based on the estimated future cash flows generated by the business. The Fund's philosophy is based on two elements that we believe have empirical support:

.. Companies have a measurable intrinsic value. Importantly, this fair value estimate is independent of the company's stock price.

.. Market prices are more volatile than intrinsic business values, partly because we believe investors regularly overreact to negative news.

     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the goal of our investment strategy is designed to help preserve your capital while seeking to grow it at above-market rates over the long term. Second, we have little portfolio commonality with popular benchmarks and most of our peers. (Commonality measures the similarity of holdings between two portfolios.) Third, short-term performance will differ from the benchmarks and have little information value because our investments are materially different from benchmark constituents.

     Our fixed-income investment process is accomplished through the use of strategies involving duration management, yield-curve position and sector allocation. (Duration is the measure of a debt security's sensitivity to interest rate changes, expressed in terms of years. Longer duration securities are usually more sensitive to interest rate movements. The yield curve traces the yields on debt securities of the same quality but different maturities from the shortest to the longest available.) In addition, we use strategies involving credit analysis and selection of specific securities. By combining perspectives from both the portfolio and security level, we seek to consistently add value over time while minimizing portfolio risk.

     We believe the single most important indication of achieving the Fund's objective in the future resides in the difference between the

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                       TOP 10 EQUITY HOLDINGS*                     TOP 10 FIXED INCOME ISSUERS*
By type of security
1. Common Stocks & Other                     1. Cardinal Health, Inc.              2.1%  1. U.S. Treasury Securities           13.7%
   Equity Interests                   58.9%  2. Pfizer Inc.                        2.1   2. Federal National Mortgage
2. U.S. Treasury Securities           13.7   3. Tyco International Ltd.                     Association (FNMA)                 10.1
3. U.S. Mortgage-Backed Securities     8.9      (Bermuda)                          2.0   3. Federal Home Loan Mortgage Corp.
4. Bonds & Notes                       6.2   4. General Electric Co.               1.8      (FHLMC)                             1.9
5. U.S. Government Agency Securities   3.1   5. First Data Corp.                   1.8   4. Credit Suisse First Boston
6. Asset-Backed Securities             2.5   6. Wal-Mart Stores, Inc.              1.7      Mortgage Securities Corp.           0.9
   Money Market Funds Plus                   7. Citigroup Inc.                     1.7   5. Master Asset Securitization Trust   0.5
   Other Assets Less Liabilities       6.7   8. Fannie Mae                         1.7   6. Structured Asset Securities Corp.   0.5
                                             9. HCA Inc.                           1.6   7. Sprint Capital Corp.                0.3
                                            10. Texas Instruments Inc.             1.6   8. Countrywide Home Loans, Inc.        0.3
                                                                                         9. BellSouth Corp.                     0.3
                                            TOTAL NET ASSETS             $13.0 million  10. Capital One Multi-Asset
                                            TOTAL NUMBER OF HOLDING *              119      Execution Trust                     0.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM V.I. TOTAL RETURN FUND

portfolio's current market price and our estimate of intrinsic value. Since we estimate the intrinsic value of each holding in the portfolio, we can also estimate the intrinsic value of the entire Fund. The difference between market price and our estimate of portfolio intrinsic value was attractive for a balanced portfolio of stocks and bonds. While there is no assurance that market value will ever reflect our estimate of portfolio intrinsic value, this is the primary metric we use in assessing and managing the portfolio.

CURRENT PERIOD ANALYSIS

Equity market returns were modestly negative during the period, as investors were preoccupied with the impact that high energy prices and rising interest rates might have on continued economic growth. These concerns translated directly into muted or negative returns in most broad equity market sectors with the exception of energy and utilities. Double-digit gains in the energy sector were fueled by the continued strength in oil prices, which posted new record highs in the period.

     The Fund's equity returns were driven largely by declines in the financial, industrial and consumer discretionary sectors. American International Group, MBNA Corp., Eaton Corp., International Business Machines and Fannie Mae were among the biggest detractors to performance.

.. We exited our positions in AIG, MBNA and Eaton due to these declines.

.. We retained IBM's stock in the portfolio at the close of the reporting period because we remained confident in the company's long-term prospects.

.. Fannie Mae continued to make progress toward restating its historical financials and rebuilding its capital base. However, recent concerns have focused on the company's regulatory structure, generating a steady flow of news and speculation. While this holding was initiated by the previous management team, we continued to hold the stock as we believed that Fannie Mae was one of the Fund's most attractive opportunities.

     The health care sector made the biggest positive contribution to Fund performance in the period. Shares in biotech company Genentech moved sharply higher on news that Avastin, a drug used in the treatment of colorectal cancer, had proven effective against other forms of cancer; we sold the stock after it had rallied more than 80% above its March lows. Energy was the Fund's best-performing sector, led by offshore driller Transocean. Among other significant contributors, we retained Texas Instruments and Intel but sold Walgreen to take profits.

     Fixed-income returns were modestly positive in the period. With long-term interest rates falling in the period, the Fund benefited from an overweight position in longer maturity securities. However, the Fund was managed with a bias toward higher interest rates, which was a detriment to relative performance given the overall decline in rates. Additionally, the Fund was negatively impacted by an overweight position in corporate bonds, one of the worse performing segments of the fixed-income market.

     Significant changes were made to the Fund throughout the period, many of which occurred after the new management team assumed control on June 1, 2005. Most of these changes were made in the Fund's equity holdings, and we expect that there will be further changes as we continue to transition both the equity and fixed-income holdings in the coming months. Importantly, we will continue the ongoing effort to maximize the total return of your investment.

IN CLOSING

We know that it can be unsettling for investors when changes are made to a fund's management teams. We hope that you take comfort in both the experience and historical success that your new teams bring to the Fund. Given sufficient time, we believe that our investment discipline has the potential to turn market volatility and investor overreaction into capital appreciation. In the meantime, we thank you for your investment and for sharing our long-term horizon.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               BRET W. STANLEY,

[STANLEY       Chartered Financial Analyst, senior portfolio manager, is lead
PHOTO]         portfolio manager of AIM V.I. Total Return Fund. He began his investment career in 1988 and joined AIM in 1998. He received a B.B.A. in finance from The University of Texas at Austin and an M.S. in finance from the University of Houston.

               R. CANON COLEMAN II,

[COLEMAN       Chartered Financial Analyst, portfolio manager, is a portfolio
PHOTO]         manager of AIM V.I. Total Return Fund. He joined AMVESCAP in 1999 and joined AIM in 2000. He earned a B.S. and M.S. in accounting from the University of Florida and an M.B.A. from The Wharton
               School at the University of Pennsylvania.

               JAN H. FRIEDLI,

[FRIEDLI       senior portfolio manager, is a portfolio manager of AIM V.I.
PHOTO]         Total Return Fund. He began his investment career in 1990 and joined AIM in 1999. Mr. Friedli graduated cum laude from Villanova University with a B.S. in computer science and earned an M.B.A. with honors from the University of Chicago.

               SCOT W. JOHNSON,

[JOHNSON       Chartered Financial Analyst, senior portfolio manager, is a
PHOTO]         portfolio manager of AIM V.I. Total Return Fund. He joined AIM in
               1994. He received both his bachelor's degree in economics and an M.B.A. in finance from Vanderbilt University.

               MATTHEW W. SEINSHEIMER,

[SEINSHEIMER   Chartered Financial Analyst, senior portfolio manager, is a
PHOTO]         portfolio manager of AIM V.I. Total Return Fund. He began his investment career in 1992. He joined AIM as a senior analyst in 1998 and assumed his current responsibilities in 2000. Mr.
               Seinsheimer received a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.

               MICHAEL J. SIMON,

[SIMON         Chartered Financial Analyst, senior portfolio manager, is a
PHOTO]         portfolio manager of AIM V.I. Total Return Fund. Mr. Simon started his investment career in 1989 and joined AIM in 2001. He received a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Chicago.

               Assisted by Basic Value Team and Taxable Investment Grade Bond
               Team

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. TOTAL RETURN FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (6/1/94)             5.88%
10 Years                       5.16
5 Years                        1.46
1 Year                         2.05

SERIES II SHARES
10 Years                       4.92%
5 Years                        1.23
1 Year                         1.89
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of the Fund's Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Total Return Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

PRINCIPAL RISKS OF INVESTING IN THE FUND

At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

     The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     The Fund invests in securities issued or backed by the U.S. government, its agencies or instrumentalities. They offer a high degree of safety and, in the case of government securities, are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value or yield will vary with market conditions.

     The Fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index)is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The custom index used in this report is composed of 60% Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) and 40% Lehman U.S. Aggregate Bond Index. The unmanaged S&P 500 Index is an index of common stocks frequently used as a general measure of U.S. stock market performance. The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

     The unmanaged Lipper Balanced Fund Index represents an average of the 30 largest balanced funds tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily, with adjustments for distributions as of the ex-dividend dates.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. TOTAL RETURN FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                              HYPOTHETICAL
                                                           (5% ANNUAL RETURN
                                     ACTUAL                 BEFORE EXPENSES)
                          ---------------------------   ------------------------
              BEGINNING      ENDING                       ENDING      EXPENSES
               ACCOUNT       ACCOUNT       EXPENSES      ACCOUNT        PAID
                VALUE         VALUE      PAID DURING      VALUE        DURING
SHARE CLASS    (1/1/05)   (6/30/05)/1/   PERIOD/2, 3/   (6/30/05)   PERIOD/2, 4/
-----------   ---------   ------------   ------------   ---------   ------------
Series I      $1,000.00      $983.80        $6.39       $1,018.35       $6.51
Series II      1,000.00       983.70         7.13        1,017.60        7.25

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the advisor contractually agreed to limit operating expenses to 0.91% and 1.16% for Series I and Series II shares, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 0.91% and 1.16% for Series I and Series II shares, respectively.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.48 and $5.71 for Series I and Series II shares, respectively.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $4.56 and $5.81 for Series I and Series II shares, respectively.
--------------------------------------------------------------------------------

AIM V.I. TOTAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Total Return Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Balanced Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was the same as the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for such mutual fund included numerous breakpoints. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board also noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

AIM V.I. TOTAL RETURN FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                   MARKET
                                                         SHARES    VALUE
   -------------------------------------------------------------------------
   COMMON STOCKS & OTHER EQUITY
    INTERESTS-58.92%

   ADVERTISING-2.20%
   Interpublic Group of Cos., Inc. (The)/(a)/            6,500  $     79,170
   -------------------------------------------------------------------------
   Omnicom Group Inc.                                    2,600       207,636
   -------------------------------------------------------------------------
                                                                     286,806
   -------------------------------------------------------------------------

   AEROSPACE & DEFENSE-1.12%
   Honeywell International Inc.                          3,990       146,154
   -------------------------------------------------------------------------

   ALUMINUM-0.69%
   Alcoa Inc.                                            3,450        90,148
   -------------------------------------------------------------------------

   APPAREL RETAIL-0.62%
   Gap, Inc. (The)                                       4,100        80,975
   -------------------------------------------------------------------------

   ASSET MANAGEMENT & CUSTODY
    BANKS-0.83%
   Bank of New York Co., Inc. (The)                      3,750       107,925
   -------------------------------------------------------------------------

   COMPUTER HARDWARE-0.68%
   International Business Machines Corp.                 1,200        89,040
   -------------------------------------------------------------------------

   CONSTRUCTION & FARM MACHINERY & HEAVY
    TRUCKS-0.73%
   Deere & Co.                                           1,460        95,615
   -------------------------------------------------------------------------

   CONSUMER ELECTRONICS-1.36%
   Koninklijke (Royal) Philips Electronics N.V.-New York
    Shares (Netherlands)                                 1,400        35,266
   -------------------------------------------------------------------------
   Sony Corp.-ADR (Japan)                                4,100       141,204
   -------------------------------------------------------------------------
                                                                     176,470
   -------------------------------------------------------------------------

   DATA PROCESSING & OUTSOURCED
    SERVICES-1.81%
   First Data Corp.                                      5,870       235,622
   -------------------------------------------------------------------------

   DIVERSIFIED BANKS-1.28%
   Bank of America Corp.                                 3,640       166,020
   -------------------------------------------------------------------------

   DIVERSIFIED COMMERCIAL & PROFESSIONAL
    SERVICES-1.31%
   Cendant Corp.                                         7,600       170,012
   -------------------------------------------------------------------------

   ELECTRICAL COMPONENTS & EQUIPMENT-
    0.94%
   Emerson Electric Co.                                  1,955       122,442
   -------------------------------------------------------------------------

   ENVIRONMENTAL & FACILITIES SERVICES-1.26%
   Waste Management, Inc.                                5,800       164,372
   -------------------------------------------------------------------------

   FOOD RETAIL-1.50%
   Kroger Co. (The)/(a)/                                 4,200        79,926
   -------------------------------------------------------------------------
   Safeway Inc.                                          5,100       115,209
   -------------------------------------------------------------------------
                                                                     195,135
   -------------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
       -----------------------------------------------------------------

       FOREST PRODUCTS-0.79%
       Weyerhaeuser Co.                              1,610  $    102,476
       -----------------------------------------------------------------

       GENERAL MERCHANDISE STORES-0.91%
       Target Corp.                                  2,170       118,070
       -----------------------------------------------------------------

       HEALTH CARE DISTRIBUTORS-3.39%
       Cardinal Health, Inc.                         4,700       270,626
       -----------------------------------------------------------------
       McKesson Corp.                                3,800       170,202
       -----------------------------------------------------------------
                                                                 440,828
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT-1.44%
       Baxter International Inc.                     3,600       133,560
       -----------------------------------------------------------------
       Boston Scientific Corp./(a)/                  2,010        54,270
       -----------------------------------------------------------------
                                                                 187,830
       -----------------------------------------------------------------

       HEALTH CARE FACILITIES-1.61%
       HCA Inc.                                      3,700       209,679
       -----------------------------------------------------------------

       HYPERMARKETS & SUPER CENTERS-1.71%
       Wal-Mart Stores, Inc.                         4,630       223,166
       -----------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES-3.85%
       General Electric Co.                          6,890       238,738
       -----------------------------------------------------------------
       Tyco International Ltd. (Bermuda)             9,000       262,800
       -----------------------------------------------------------------
                                                                 501,538
       -----------------------------------------------------------------

       INDUSTRIAL MACHINERY-1.26%
       Illinois Tool Works Inc.                      2,050       163,344
       -----------------------------------------------------------------

       INTEGRATED OIL & GAS-1.23%
       Exxon Mobil Corp.                             2,790       160,341
       -----------------------------------------------------------------

       INVESTMENT BANKING & BROKERAGE-3.53%
       Goldman Sachs Group, Inc. (The)               1,490       152,010
       -----------------------------------------------------------------
       Merrill Lynch & Co., Inc.                     2,670       146,877
       -----------------------------------------------------------------
       Morgan Stanley                                3,050       160,034
       -----------------------------------------------------------------
                                                                 458,921
       -----------------------------------------------------------------

       MANAGED HEALTH CARE-1.28%
       WellPoint, Inc./(a)/                          2,400       167,136
       -----------------------------------------------------------------

       MOVIES & ENTERTAINMENT-2.03%
       Viacom Inc.-Class B                           3,680       117,834
       -----------------------------------------------------------------
       Walt Disney Co. (The)                         5,800       146,044
       -----------------------------------------------------------------
                                                                 263,878
       -----------------------------------------------------------------

       MULTI-LINE INSURANCE-1.03%
       Hartford Financial Services Group, Inc. (The) 1,800       134,604
       -----------------------------------------------------------------

       OIL & GAS DRILLING-1.41%
       Transocean Inc. (Cayman Islands)/(a)/         3,390       182,958
       -----------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                                    MARKET
                                                        SHARES      VALUE
   --------------------------------------------------------------------------

   OIL & GAS EQUIPMENT & SERVICES-2.19%
   Halliburton Co.                                        3,200  $    153,024
   --------------------------------------------------------------------------
   Schlumberger Ltd. (Netherlands)                        1,730       131,376
   --------------------------------------------------------------------------
                                                                      284,400
   --------------------------------------------------------------------------

   OTHER DIVERSIFIED FINANCIAL SERVICES-2.43%
   Citigroup Inc.                                         4,813       222,505
   --------------------------------------------------------------------------
   JPMorgan Chase & Co.                                   2,640        93,245
   --------------------------------------------------------------------------
                                                                      315,750
   --------------------------------------------------------------------------

   PACKAGED FOODS & MEATS-0.90%
   Kraft Foods Inc.-Class A                               3,700       117,697
   --------------------------------------------------------------------------

   PHARMACEUTICALS-5.02%
   Johnson & Johnson                                      2,540       165,100
   --------------------------------------------------------------------------
   Lilly (Eli) & Co.                                      2,150       119,777
   --------------------------------------------------------------------------
   Pfizer Inc.                                            9,680       266,974
   --------------------------------------------------------------------------
   Wyeth                                                  2,290       101,905
   --------------------------------------------------------------------------
                                                                      653,756
   --------------------------------------------------------------------------

   PROPERTY & CASUALTY INSURANCE-1.07%
   ACE Ltd. (Cayman Islands)                              3,100       139,035
   --------------------------------------------------------------------------

   SEMICONDUCTORS-3.14%
   Intel Corp.                                            7,650       199,359
   --------------------------------------------------------------------------
   Texas Instruments Inc.                                 7,460       209,402
   --------------------------------------------------------------------------
                                                                      408,761
   --------------------------------------------------------------------------

   SYSTEMS SOFTWARE-0.70%
   Computer Associates International, Inc.                3,300        90,684
   --------------------------------------------------------------------------

   THRIFTS & MORTGAGE FINANCE-1.67%
   Fannie Mae                                             3,710       216,664
   --------------------------------------------------------------------------
       Total Common Stocks & Other Equity Interests
        (Cost $7,823,656)                                           7,668,252
   --------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
   U.S. TREASURY SECURITIES-13.74%

   U.S. TREASURY BONDS-4.13%
   7.25%, 05/15/16/(b)/                                $ 80,000       102,513
   --------------------------------------------------------------------------
   6.00%, 02/15/26/(b)/                                 295,000       363,956
   --------------------------------------------------------------------------
   6.25%, 05/15/30/(b)/                                  55,000        71,723
   --------------------------------------------------------------------------
                                                                      538,192
   --------------------------------------------------------------------------

   U.S. TREASURY INFLATION-INDEXED
    BONDS-0.27%
   0.88%, 04/15/10/(c)/                                  35,944        35,068
   --------------------------------------------------------------------------

   U.S. TREASURY NOTES-9.34%
   1.88%, 11/30/05/(b)/                                 230,000       228,643
   --------------------------------------------------------------------------
   3.25%, 08/15/07/(b)/                                 375,000       372,071
   --------------------------------------------------------------------------
   3.38%, 11/15/08/(b)/                                 595,000       589,145
   --------------------------------------------------------------------------
   4.25%, 11/15/13/(b)/                                  25,000        25,641
   --------------------------------------------------------------------------
                                                                    1,215,500
   --------------------------------------------------------------------------
       Total U.S. Treasury Securities
        (Cost $1,767,384)                                           1,788,760
   --------------------------------------------------------------------------

                                                        PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
  ----------------------------------------------------------------------------
  U.S. MORTGAGE-BACKED SECURITIES-8.94%

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)-8.94%
  Pass Through Ctfs.,
   5.00%, 01/01/17 to 02/01/19/(b)/                     $313,598  $    317,650
  ----------------------------------------------------------------------------
   4.50%, 05/01/18/(b)/                                  707,582       705,095
  ----------------------------------------------------------------------------
   5.50%, 10/01/34/(b)/                                  138,445       140,600
  ----------------------------------------------------------------------------
      Total U.S. Mortgage-Backed Securities
       (Cost $1,172,936)                                             1,163,345
  ----------------------------------------------------------------------------
  BONDS & NOTES-6.19%

  AEROSPACE & DEFENSE-0.06%
  Lockheed Martin Corp., Bonds, 8.50%, 12/01/29/(b)/       5,000         7,225
  ----------------------------------------------------------------------------

  BROADCASTING & CABLE TV-0.37%
  Comcast Cable Communications, Inc., Sr. Unsec. Unsub.
   Notes, 6.75%, 01/30/11/(b)/                            30,000        33,078
  ----------------------------------------------------------------------------
  Unsec. Global Notes,
   4.63%, 01/15/10/(b)/                                   15,000        14,959
  ----------------------------------------------------------------------------
                                                                        48,037
  ----------------------------------------------------------------------------

  COMMUNICATIONS EQUIPMENT-0.13%
  Motorola, Inc., Unsec. Unsub. Putable Deb.,
   6.50%, 09/01/05/(b)/                                   15,000        16,732
  ----------------------------------------------------------------------------

  CONSUMER FINANCE-0.13%
  Capital One Bank, Sub. Notes, 6.50%, 06/13/13/(b)/      15,000        16,585
  ----------------------------------------------------------------------------

  DEPARTMENT STORES-0.27%
  Federated Department Stores, Inc., Sr. Unsec. Deb.,
   6.90%, 04/01/29/(b)/                                   30,000        34,818
  ----------------------------------------------------------------------------

  DIVERSIFIED BANKS-0.08%
  Wachovia Bank N.A., Sub. Global Notes,
   4.80%, 11/01/14/(b)/                                   10,000        10,176
  ----------------------------------------------------------------------------

  DIVERSIFIED CAPITAL MARKETS-0.25%
  Credit Suisse First Boston U.S.A., Inc.,
   Global Notes, 6.13%, 11/15/11/(b)/                     10,000        10,903
  ----------------------------------------------------------------------------
  JPMorgan Chase & Co,. Sub. Global Notes,
   6.75%, 02/01/11/(b)/                                   20,000        22,196
  ----------------------------------------------------------------------------
                                                                        33,099
  ----------------------------------------------------------------------------

  ELECTRIC UTILITIES-0.25%
  Appalachian Power Co.-Series I, Sr. Unsec. Notes,
   4.95%, 02/01/15/(b)/                                   10,000        10,064
  ----------------------------------------------------------------------------
  Ohio Power Co.-Series G, Sr. Unsec. Global Notes,
   6.60%, 02/15/33/(b)/                                    5,000         5,903
  ----------------------------------------------------------------------------
  Pacific Gas & Electric Co., Unsec. Bonds,
   6.05%, 03/01/34/(b)/                                   10,000        11,113
  ----------------------------------------------------------------------------
  PPL Energy Supply LLC, Sr. Unsec. Notes,
   5.40%, 08/15/14/(b)/                                    5,000         5,195
  ----------------------------------------------------------------------------
                                                                        32,275
  ----------------------------------------------------------------------------

  HOUSEWARES & SPECIALTIES-0.20%
  American Greetings Corp., Unsec. Putable Deb.,
   6.10%, 08/01/08/(b)/                                   25,000        25,769
  ----------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                        PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
 --------------------------------------------------------------------------------

 INTEGRATED OIL & GAS-0.39%
 Duke Energy Field Services, LLC, Sr. Unsec. Notes,
  7.88%, 08/16/10/(b)/                                  $ 20,000  $     22,993
 --------------------------------------------------------------------------------
 Husky Oil Ltd. (Canada), Yankee Bonds,
  8.90%, 08/15/28/(b)/                                    25,000        28,094
 --------------------------------------------------------------------------------
                                                                        51,087
 --------------------------------------------------------------------------------

 INTEGRATED TELECOMMUNICATION SERVICES-
  1.54%
 BellSouth Corp.,
  Bonds, 6.55%, 06/15/34/(b)/                             20,000        22,831
 --------------------------------------------------------------------------------
  Global Bonds, 5.20%, 09/15/14/(b)/                      15,000        15,480
 --------------------------------------------------------------------------------
 British Telecommunications PLC (United Kingdom),
  Global Bonds, 8.88%, 12/15/30/(b)/                      10,000        14,178
 --------------------------------------------------------------------------------
 CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05/(b)/                                    30,000        30,316
 --------------------------------------------------------------------------------
 Koninklijke (Royal) KPN N.V. (Netherlands),
  Sr. Unsub. Global Notes, 8.00%, 10/01/10/(b)/           20,000        23,098
 --------------------------------------------------------------------------------
 SBC Communications Inc., Global Notes,
  5.10%, 09/15/14/(b)/                                    20,000        20,463
 --------------------------------------------------------------------------------
  6.15%, 09/15/34/(b)/                                    10,000        10,924
 --------------------------------------------------------------------------------
 Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28/(b)/       5,000         5,760
 --------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
  8.38%, 03/15/12/(b)/                                    30,000        36,228
 --------------------------------------------------------------------------------
 Sprint Corp., Deb., 9.25%, 04/15/22/(b)/                 15,000        20,513
 --------------------------------------------------------------------------------
                                                                       199,791
 --------------------------------------------------------------------------------

 INVESTMENT BANKING & BROKERAGE-0.35%
 Goldman Sachs Group, Inc. (The),
  Global Notes, 4.75%, 07/15/13/(b)/                      15,000        15,055
 --------------------------------------------------------------------------------
 Lehman Brothers Holdings Inc., Unsec. Unsub. Global
  Notes, 3.50%, 08/07/08/(b)/                             10,000         9,805
 --------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.-Series B, Medium Term Notes,
  5.30%, 09/30/15/(b)/                                     5,000         5,243
 --------------------------------------------------------------------------------
 Morgan Stanley, Sr. Unsec. Unsub. Global Notes,
  5.30%, 03/01/13/(b)/                                    15,000        15,566
 --------------------------------------------------------------------------------
                                                                        45,669
 --------------------------------------------------------------------------------

 MUNICIPALITIES-0.23%
 Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20/(b)(d)/                                  5,000         5,016
 --------------------------------------------------------------------------------
 Oregon (State of) Community College Districts; Taxable
  Pension Limited Tax Series 2005 GO,
  4.64%, 06/30/20/(b)(d)/                                 10,000        10,002
 --------------------------------------------------------------------------------
  4.83%, 06/30/28/(b)(d)/                                 15,000        15,001
 --------------------------------------------------------------------------------
                                                                        30,019
 --------------------------------------------------------------------------------

 OTHER DIVERSIFIED FINANCIAL SERVICES-0.28%
 General Electric Capital Corp.-Series A, Medium Term
  Global Notes, 3.75%, 12/15/09/(b)/                      15,000        14,731
 --------------------------------------------------------------------------------
 HSBC Finance Corp., Sr. Unsec. Global Notes,
  6.75%, 05/15/11/(b)/                                    20,000        22,240
 --------------------------------------------------------------------------------
                                                                        36,971
 --------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
 ---------------------------------------------------------------------------------

 PHARMACEUTICALS-0.16%
 Wyeth, Unsec. Unsub. Notes, 5.50%, 02/01/14/(b)/        $ 20,000  $     21,036
 ---------------------------------------------------------------------------------

 PROPERTY & CASUALTY INSURANCE-0.20%
 Oil Insurance Ltd. (Bermuda), Unsec. Sub. Deb., 5.15%,
  08/15/33 (Acquired 06/09/05; Cost $25,357)/(b)(e)/       25,000        25,429
 ---------------------------------------------------------------------------------

 PUBLISHING-0.17%
 News America Inc., Sr. Unsec. Gtd. Global Notes,
  6.55%, 03/15/33/(b)/                                     20,000        22,293
 ---------------------------------------------------------------------------------

 RAILROADS-0.23%
 Burlington Northern Santa Fe Railway Co. (The), Unsec.
  Notes, 4.88%, 01/15/15/(b)/                              30,000        30,513
 ---------------------------------------------------------------------------------

 REAL ESTATE-0.16%
 Developers Diversified Realty Corp., Sr. Notes,
  5.50%, 05/01/15/(b)/                                     20,000        20,385
 ---------------------------------------------------------------------------------

 SOVEREIGN DEBT-0.12%
 United Mexican States (Mexico)-Series A, Medium Term
  Global Notes, 6.75%, 09/27/34/(b)/                       15,000        15,937
 ---------------------------------------------------------------------------------

 SPECIALIZED FINANCE-0.27%
 National Rural Utilities Cooperative Finance Corp.-
  Series C, Medium Term Global Notes,
  7.25%, 03/01/12/(b)/                                     30,000        34,792
 ---------------------------------------------------------------------------------

 THRIFTS & MORTGAGE FINANCE-0.30%
 Countrywide Home Loans, Inc.,-Series M, Gtd. Medium
  Term Global Notes, 4.13%, 09/15/09/(b)/                  40,000        39,437
 ---------------------------------------------------------------------------------

 WIRELESS TELECOMMUNICATION
  SERVICES-0.05%
 New Cingular Wireless Services Inc., Sr. Unsec. Unsub.
  Global Notes, 8.75%, 03/01/31/(b)/                        5,000         7,030
 ---------------------------------------------------------------------------------
     Total Bonds & Notes (Cost $783,368)                                805,105
 ---------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES-
  3.07%

 FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.89%
 Unsec. Global Notes,
  2.88%, 09/15/05/(b)/                                    150,000       149,844
 ---------------------------------------------------------------------------------
  2.38%, 02/15/07/(b)/                                     40,000        39,120
 ---------------------------------------------------------------------------------
  6.25%, 07/15/32/(b)/                                     45,000        56,556
 ---------------------------------------------------------------------------------
                                                                        245,520
 ---------------------------------------------------------------------------------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.18%
 Unsec. Global Notes, 5.25%, 04/15/07/(b)/                150,000       153,721
 ---------------------------------------------------------------------------------
     Total U.S. Government Agency Securities
      (Cost $390,674)                                                   399,241
 ---------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES-2.47%

 COLLATERALIZED MORTGAGE
  OBLIGATIONS-2.47%
 Capital One Multi-Asset Execution Trust-Series 2003-B4,
  Class B4, Floating Rate Pass Through Ctfs.,
  4.02%, 07/15/11/(b)(f)/                                  35,000        35,611
 ---------------------------------------------------------------------------------

                          AIM V.I. TOTAL RETURN FUND

                                                         PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR3, Class 5A1, Floating Rate Pass
 Through Ctfs., 4.78%, 04/25/34/(b)(f)/                  $ 33,684  $     34,029
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-AR7, Class 2A1, Floating Rate Pass
 Through Ctfs., 4.81%, 11/25/34/(b)(f)/                    38,523        38,716
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.-
 Series 2004-C4, Class A6, Pass Through Ctfs.,
 4.69%, 10/15/39/(b)/                                      50,000        50,518
-------------------------------------------------------------------------------
Master Asset Securitization Trust-Series 2003-8, Class
 1A1, Pass Through Ctfs., 5.50%, 09/25/33/(b)/             69,403        69,859
-------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust-Series 2004-6AR,
 Class 2A2, Floating Rate Pass Through Ctfs.,
 4.14%, 08/25/34/(b)(f)/                                   15,241        15,267
-------------------------------------------------------------------------------
Structured Asset Securities Corp.-Series 2004-2AC, Class
 A1, Floating Rate Pass Through Ctfs.,
 5.03%, 02/25/34/(b)(f)/                                   61,510        61,885
-------------------------------------------------------------------------------
Vanderbilt Mortgage and Finance, Inc.-Series 2002-B,
 Class A4, Pass Through Ctfs., 5.84%, 02/07/26/(b)/        15,000        15,493
-------------------------------------------------------------------------------
                                                                        321,378
-------------------------------------------------------------------------------
    Total Asset-Backed Securities
     (Cost $323,116)                                                    321,378
-------------------------------------------------------------------------------

                                                               MARKET
                                                    SHARES     VALUE
        ----------------------------------------------------------------
        MONEY MARKET FUNDS-5.58%
        Premier Portfolio-Institutional Class
         (Cost $726,970)/(g)/                       726,970 $    726,970
        ----------------------------------------------------------------
        TOTAL INVESTMENTS-98.91% (Cost $12,988,104)           12,873,051
        ----------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-1.09%                      141,423
        ----------------------------------------------------------------
        NET ASSETS-100.00%                                  $ 13,014,474
        ----------------------------------------------------------------

Investment Abbreviations:

ADR    -AmericanDepositary Receipt
Ctfs.  -Certificates
Deb.   -Debentures
GO     -GeneralObligation Bonds
Gtd.   -Guaranteed
Sr.    -Senior
Sub.   -Subordinated
Unsec. -Unsecured
Unsub. -Unsubordinated

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at June 30, 2005 was $4,442,761, which represented 34.51% of the Fund's Total Investments. See Note 1A.
/(c)/Principal amount of security and interest payments are adjusted for inflation.
/(d)/Principal and/or interest payments are secured by bond insurance provided by Ambac Assurance Corp.
/(e)/Security not registered under the Securities Act of 1933, as amended
    (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at June 30, 2005 represented 0.20% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
/(f)/Interest rate is redetermined monthly. Rate shown is the rate in effect on
    June 30, 2005.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

 ASSETS:
 Investments, at market value (cost $12,261,134)                   $12,146,081
 ------------------------------------------------------------------------------
 Investments in affiliated money market funds (cost $726,970)          726,970
 ------------------------------------------------------------------------------
     Total investments (cost $12,988,104)                           12,873,051
 ------------------------------------------------------------------------------
 Receivables for:
   Investments sold                                                  1,498,750
 ------------------------------------------------------------------------------
   Fund shares sold                                                      8,251
 ------------------------------------------------------------------------------
   Dividends and interest                                               47,554
 ------------------------------------------------------------------------------
 Investment for trustee deferred compensation and retirement plans       5,638
 ------------------------------------------------------------------------------
 Other assets                                                              115
 ------------------------------------------------------------------------------
     Total assets                                                   14,433,359
 ------------------------------------------------------------------------------

 LIABILITIES:
 Payables for:
   Investments purchased                                             1,364,989
 ------------------------------------------------------------------------------
   Fund shares reacquired                                                3,092
 ------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans                    6,151
 ------------------------------------------------------------------------------
 Accrued administrative services fees                                   16,113
 ------------------------------------------------------------------------------
 Accrued distribution fees-Series II                                         4
 ------------------------------------------------------------------------------
 Accrued trustees' and officer's fees and benefits                         109
 ------------------------------------------------------------------------------
 Accrued transfer agent fees                                               188
 ------------------------------------------------------------------------------
 Accrued operating expenses                                             28,239
 ------------------------------------------------------------------------------
     Total liabilities                                               1,418,885
 ------------------------------------------------------------------------------
 Net assets applicable to shares outstanding                       $13,014,474
 ------------------------------------------------------------------------------

 NET ASSETS CONSIST OF:
 Shares of beneficial interest                                     $14,294,449
 ------------------------------------------------------------------------------
 Undistributed net investment income                                   253,357
 ------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities  (1,418,279)
 ------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment securities      (115,053)
 ------------------------------------------------------------------------------
                                                                   $13,014,474
 ------------------------------------------------------------------------------

 NET ASSETS:
 Series I                                                          $13,004,058
 ------------------------------------------------------------------------------
 Series II                                                         $    10,416
 ------------------------------------------------------------------------------

 SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:
 Series I                                                            1,022,320
 ------------------------------------------------------------------------------
 Series II                                                               820.4
 ------------------------------------------------------------------------------
 Series I:
  Net asset value per share                                        $     12.72
 ------------------------------------------------------------------------------
 Series II:
  Net asset value per share                                        $     12.70
 ------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

   INVESTMENT INCOME:
   Interest                                                        $  93,009
   --------------------------------------------------------------------------
   Dividends                                                          61,201
   --------------------------------------------------------------------------
   Dividends from affiliated money market funds                        7,908
   --------------------------------------------------------------------------
       Total investment income                                       162,118
   --------------------------------------------------------------------------

   EXPENSES:
   Advisory fees                                                      49,739
   --------------------------------------------------------------------------
   Administrative services fees                                       40,927
   --------------------------------------------------------------------------
   Custodian fees                                                      4,238
   --------------------------------------------------------------------------
   Distribution fees-Series II                                            13
   --------------------------------------------------------------------------
   Transfer agent fees                                                 1,086
   --------------------------------------------------------------------------
   Trustees' and officer's fees and benefits                           6,673
   --------------------------------------------------------------------------
   Professional services fees                                         22,533
   --------------------------------------------------------------------------
   Other                                                               3,676
   --------------------------------------------------------------------------
       Total expenses                                                128,885
   --------------------------------------------------------------------------
   Less:Fees waived and expenses reimbursed                          (42,649)
   --------------------------------------------------------------------------
       Net expenses                                                   86,236
   --------------------------------------------------------------------------
   Net investment income                                              75,882
   --------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS) FROM
    INVESTMENT SECURITIES:
   Net realized gain from investment securities                      499,998
   --------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of
    investment securities                                           (810,784)
   --------------------------------------------------------------------------
   Net gain (loss) from investment securities                       (310,786)
   --------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations $(234,904)
   --------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                          JUNE 30,   DECEMBER 31,
                                                                                                            2005         2004
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                 $    75,882  $   174,948
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                                                              499,998      742,157
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities                            (810,784)    (440,964)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                        (234,904)     476,141
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                       --     (243,375)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --         (179)
---------------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                          --     (243,554)
---------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                               (1,111,284)  (1,557,609)
---------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      --       10,179
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                              (1,111,284)  (1,547,430)
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                (1,346,188)  (1,314,843)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                    14,360,662   15,675,505
---------------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $253,357 and $177,475, respectively)  $13,014,474  $14,360,662
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                          AIM V.I. TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Total Return Fund, formerly INVESCO VIF-Total Return Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                          AIM V.I. TOTAL RETURN FUND

     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million  0.62%
                           -------------------------
                           Next $250 million  0.605%
                           -------------------------
                           Next $500 million   0.59%
                           -------------------------
                           Next $1.5 billion  0.575%
                           -------------------------
                           Next $2.5 billion   0.56%
                           -------------------------
                           Next $2.5 billion  0.545%
                           -------------------------
                           Next $2.5 billion   0.53%
                           -------------------------
                           Over $10 billion   0.515%
                           -------------------------

  Prior to June 1, 2005, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO"), whereby AIM paid INVESCO 40% of the amount of AIM's compensation on the sub-advised assets. Effective June 1, 2005, the sub-advisory agreement between AIM and INVESCO was terminated.
  Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate

                          AIM V.I. TOTAL RETURN FUND
comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees and/or reimbursed expenses of $42,644.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $16,132 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $1,086.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005 ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $8 after ADI waived Plan fees of $5.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                             UNREALIZED
                                      MARKET VALUE PURCHASES    PROCEEDS    APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    12/31/04    AT COST    FROM SALES  (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $1,098,425  $4,521,879 $(4,893,334)      $ --        $726,970    $7,908     $ --
---------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $1,993 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

                          AIM V.I. TOTAL RETURN FUND

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $  729,218
                 ---------------------------------------------
                 December 31, 2010                 1,172,978
                 ---------------------------------------------
                 Total capital loss carryforward  $1,902,196
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $10,255,466 and $11,024,767, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

              UNREALIZED APPRECIATION (DEPRECIATION) OF
                INVESTMENT SECURITIES ON A TAX BASIS
 ------------------------------------------------------------------------------
 Aggregate unrealized appreciation of investment securities          $ 390,730
 ------------------------------------------------------------------------------
 Aggregate unrealized (depreciation) of investment securities         (519,996)
 ------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) of investment securities $(129,266)
 ------------------------------------------------------------------------------
 Cost of investments for tax purposes is $13,002,317.

                          AIM V.I. TOTAL RETURN FUND

NOTE 8--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING/(A)/
----------------------------------------------------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                            JUNE 30,             DECEMBER 31,
                                              2005                   2004
                                     ---------------------  ---------------------
                                      SHARES      AMOUNT     SHARES      AMOUNT
----------------------------------------------------------------------------------
Sold:
  Series I                             42,566  $   540,211   145,373  $ 1,836,849
----------------------------------------------------------------------------------
  Series II/(b)/                           --           --       807       10,000
----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                 --           --    18,880      243,375
----------------------------------------------------------------------------------
  Series II/(b)/                           --           --        14          179
----------------------------------------------------------------------------------
Reacquired:
  Series I                           (130,156)  (1,651,495) (290,904)  (3,637,833)
----------------------------------------------------------------------------------
                                      (87,590) $(1,111,284) (125,830) $(1,547,430)
----------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 95% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                SERIES I
                                                                   ---------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED
                                                                     JUNE 30,                   YEAR ENDED DECEMBER 31,
                                                                       2005       ------------------------------------------
                                                                   ----------         2004        2003     2002      2001
--------------------------------------------------------------------              -------------------------------------------
Net asset value, beginning of period                                $ 12.93       $ 12.68       $ 11.11  $ 12.74   $ 13.21
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.09          0.18/(a)/     0.23     0.37      0.19
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.30)         0.29          1.65    (1.67)    (0.38)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.21)         0.47          1.88    (1.30)    (0.19)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --         (0.22)        (0.31)   (0.33)    (0.28)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --            --            --       --        --
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --         (0.22)        (0.31)   (0.33)    (0.28)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.72       $ 12.93       $ 12.68  $ 11.11   $ 12.74
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (1.62)%        3.73%        16.98%  (10.22)%   (1.47)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $13,004       $14,350       $15,676  $15,052   $23,171
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.30%/(c)/    1.25%         1.15%    1.15%     1.15%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                  1.94%/(c)/    1.83%         1.49%    1.34%     1.31%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.14%/(c)/    1.16%/(a)/    1.64%    1.86%     2.02%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                             81%           77%          115%      61%       82%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   --------



                                                                   --------
                                                                     2000
----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 15.58
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.33
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.73)
----------------------------------------------------------------------------
    Total from investment operations                                 (0.40)
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.06)
----------------------------------------------------------------------------
  Distributions from net realized gains                              (1.91)
----------------------------------------------------------------------------
    Total distributions                                              (1.97)
----------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.21
----------------------------------------------------------------------------
Total return/(b)/                                                    (2.17)%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $19,851
----------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                    1.21%
----------------------------------------------------------------------------
  Without fee waivers                                                 1.44%
----------------------------------------------------------------------------
Ratio of net investment income to average net assets                  2.38%
----------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                           103%
----------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.16 and 0.99%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $13,363,279. /(d)/Not annualized for periods less than one year.

                          AIM V.I. TOTAL RETURN FUND

                                                                               SERIES II
                                                                   -------------------------
                                                                                  APRIL 30, 2004
                                                                    SIX MONTHS     (DATE SALES
                                                                      ENDED       COMMENCED) TO
                                                                     JUNE 30,      DECEMBER 31,
                                                                       2005            2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $12.91           $12.40
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.06             0.22/(a)/
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (0.27)            0.51
-----------------------------------------------------------------------------------------------------
    Total from investment operations                                  (0.21)            0.73
-----------------------------------------------------------------------------------------------------
Less dividends from net investment income                                --            (0.22)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $12.70           $12.91
-----------------------------------------------------------------------------------------------------
Total return/(b)/                                                     (1.63)%           5.91%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $   10           $   11
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers                                                     1.45%/(c)/       1.45%/(d)/
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.19%/(c)/       2.22%/(d)/
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.99%/(c)/       0.96%/(a)(d)/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             81%              77%
-----------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.20 and 0.79%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $10,402. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage

                          AIM V.I. TOTAL RETURN FUND
arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                          AIM V.I. TOTAL RETURN FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                           AIM V.I TOTAL RETURN FUND

                                                         AIM V.I. Utilities Fund
                               Semiannual Report to Shareholders . June 30, 2005

                AIM V.I. UTILITIES FUND seeks capital growth and current income.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF JUNE 30, 2005, AND IS BASED ON TOTAL NET ASSETS.

--------------------------------------------------------------------------------

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or 1-800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-7452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

--------------------------------------------------------------------------------

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

                                        [YOUR GOALS. OUR SOLUTIONS.]
                                        - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE   - REGISTERED TRADEMARK -

AIM V.I. UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

The six-month reporting period ended June 30, 2005, continued to provide a favorable environment for the Fund as well as the utilities sector as a whole.

     The broad U.S. stock market, as represented by the S&P 500 Index, had negative returns for the period, largely due to investors' concerns about the economy and rising short-term interest rates. The Fund, buoyed by the strong performance of the utilities sector, outperformed the S&P 500 Index. Demand remained strong for utilities' services, and utility stocks continued to be favored for their dividends.

FUND VS. INDEXES

Total returns 12/31/04-6/30/05, excluding product issuer charges. If product issuer charges were included, returns would be lower.

Series I Shares                   10.38%

Series II Shares                  10.34

Standard & Poor's Composite
Index of 500 Stocks (the S&P
500 Index) (Broad Market Index)   -0.81

Lipper Utility Fund Index
(Peer Group Index)                10.15

Source: Lipper, Inc.
--------------------------------------------------------------------------------

HOW WE INVEST

We invest primarily in natural gas, electricity and telecommunication services companies, selecting stocks based on our quantitative and fundamental analysis of individual companies. Our quantitative analysis focuses on positive cash flows and predictable earnings. Our fundamental analysis seeks strong balance sheets, competent management and sustainable dividends and distributions.

     We look for companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and that are attractively valued relative to the rest of the market. We also monitor and may adjust industry and position weights according to prevailing economic trends such as U.S. gross domestic product growth and interest rate change.

     We control risk by:

.. diversifying across most industries and sub-industries within the utilities sector

.. owning both regulated and unregulated utilities--unregulated companies provide greater growth potential, while regulated firms provide more stable dividends and principal

.. generally avoiding excessive concentration of assets in a small number of stocks

.. maintaining a reasonable cash position to avoid having to sell stocks during market downturns

     We may sell a stock for any of the following reasons:

.. earnings growth is threatened by deterioration in the firm's fundamentals or change in the operating environment

.. valuation becomes too high

.. corporate strategy changes

Market conditions and your Fund

Strong demand for equities of companies in the utilities sector continued to keep their stock prices high during the reporting period. We believe tax incentives were a factor fueling this demand. Investors remained willing to pay higher prices for equities that pay dividends, which many utilities stocks do.

     Additionally, the percentage of total production capacity that is currently being utilized remained high for utilities in most parts of the United States. We believe many utilities companies could potentially benefit from this trend. Normally, high capacity utilization tends to keep companies' earnings strong, in turn supporting continued dividends, as well as high valuations for the firms' equities.

     The prices of utilities stocks tend to be strongly affected by interest rate movements because dividend-paying stocks are often pur-

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                TOP INDUSTRIES*                              TOP 10 EQUITY HOLDINGS*
By sector
                                     1. Electric Utilities                  40.2%  1. TXU Corp.                             5.3%
           [PIE CHART]               2. Gas Utilities                       12.8   2. Exelon Corp.                          4.5
                                     3. Multi-Utilities                     11.9   3. PG&E Corp.                            4.3
Energy                         10 8% 4. Independent Power Producers                4. Questar Corp.                         4.2
                                        & Energy Traders                     8.9   5. Williams Cos., Inc. (The)             4.0
Telecommunication Services      7.3% 5. Oil & Gas Storage & Transportation   7.6   6. Entergy Corp.                         3.9
                                     6. Integrated Telecommunication               7. Dominion Resources, Inc.              3.8
Money Market Funds Plus                 Services                             5.8   8. Kinder Morgan, Inc.                   3.7
Other Assets Less Liabilities   6.6% 7. Coal & Consumable Fuels              3.2   9. FPL Group, Inc.                       3.4
                                     8. Water Utilities                      1.6  10. FirstEnergy Corp.                     3.3
Utilities                      75.3% 9. Wireless Telecommunication
                                        Services                             1.4  TOTAL NET ASSETS               $204.2 million

                                                                                  TOTAL NUMBER OF HOLDINGS*                  45

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM V.I. UTILITIES FUND

chased as an alternative to bonds. Despite the Federal Reserve's continued increases in short-term interest rates over the period, long-term interest rates held fairly steady, as many investors appeared to believe inflation would remain low. In this neutral interest rate environment, utilities stocks held their value well.

     The Fund's holdings are concentrated in the utilities, energy and telecommunication services sectors. During the period, we increased our holdings in the utilities and energy sectors, which were the best-performing sectors in the S&P 500 Index. The electric utilities and gas utilities industries produced the largest contributions to Fund performance and also remained the Fund's largest industry weightings. Continued strong demand for power kept earnings high for these industries on the whole, feeding investor interest in their equities.

Demand remained strong for utilities' services, and utility stocks continued to be favored for their dividends.

     The only sector that detracted from Fund performance was telecommunication services. Both the integrated telecommunications and wireless telecommunications services industries produced poor results for the Fund. We continued reducing the portfolio's weighting in telecommunications over the period, because we felt that large debt loads and a lack of pricing power in the sector as a whole made these stocks too risky to retain.

     Holdings that contributed significantly to Fund performance for the period included:

.. Energy holding company Questar. The company experienced a hefty increase in net income during 2004 with a further 25% increase in the first quarter of 2005, and increased its quarterly dividend in the second quarter of 2005.

.. PG&E, a utility holding company. The firm emerged in 2004 from a bankruptcy brought on by California's energy crisis and has accomplished a remarkable turnaround. PG&E was able to pay its creditors in full, restore its investment-grade credit ratings, pay dividends to shareholders and buy back some shares of its stock. (Stock buybacks generally increase the value of the shares outstanding, including the Fund's holdings.)

     Such indications of positive cash flows, strong balance sheets and sustainable dividends as were shown by these companies are just what we look for in a Fund holding.

     There were also some holdings whose effects on Fund performance were negative.

.. We exited our position in California-based independent power producer Calpine, the largest net detractor from Fund performance for the period. Calpine's stock price suffered from investor apprehension about the firm's fundamentals, such as its heavy debt load and difficult market position.

.. We also sold our holdings in telecommunications firms Verizon and SBC Communications. Both shared that sector's problems discussed above and were net detractors from Fund performance for the period.

     International exposure changed relatively little, ending the six months at a bit above 13%. The strengthening of the U.S. dollar made foreign currency exposure a minor negative for Fund results.

IN CLOSING

We were pleased by the Fund's performance over the reporting period, as well as the continued strength of the utilities sector. We remain committed to our strategies of applying a bottom-up stock selection approach and diversifying holdings across industries in the utilities sector.

     We continue to seek attractively valued stocks of companies with strong financial positions, sustainable dividends and market positions we believe may benefit from economic trends affecting the utilities sector. We maintain our commitment to sound risk control practices.

     As always, we thank you for your continued investment in AIM V.I. Utilities Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

               JOHN S. SEGNER,

[SEGNER        senior portfolio manager, is lead manager of AIM V.I. Utilities
PHOTO]         Fund. He has been in the investment business since 1980 and joined INVESCO in 1997. He holds a B.S. from the University of Alabama and an M.B.A. with a concentration in finance from The
               University of Texas-Austin.

                              [RIGHT ARROW GRAPHIC]

For a discussion of risks of investing in your Fund, indexes used in this report and your Fund's long-term performance, please turn the page.

AIM V.I. UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/05

SERIES I SHARES
Inception (12/30/94)    7.13%
10 Years                7.38
5 Years                -2.73
1 Year                 32.85

SERIES II SHARES
10 Years                7.12%
5 Years                -2.95
1 Year                 32.56
--------------------------------------------------------------------------------

Returns since the inception date of Series II shares are historical. All other returns are the blended returns of the historical performance of Series II shares since their inception and the restated historical performance of Series I shares (for periods prior to inception of Series II shares) adjusted to reflect the higher Rule 12b-1 fees applicable to Series II shares. The inception date of Series II shares is April 30, 2004. Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each class differ.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial advisor for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     AIM V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds, is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     Per NASD requirements, the most recent month-end performance data at the Fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advisor.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

     Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

     Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

ABOUT INDEXES USED IN THIS REPORT

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --registered trademark-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     The unmanaged Lipper Utility Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

AIM V.I. UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005, through June 30, 2005.

     The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
                                                      HYPOTHETICAL
                                                   (5% ANNUAL RETURN
                                 ACTUAL             BEFORE EXPENSES)
                       -------------------------  --------------------
            BEGINNING     ENDING                    ENDING    EXPENSES
             ACCOUNT      ACCOUNT      EXPENSES    ACCOUNT      PAID
  SHARE       VALUE       VALUE      PAID DURING    VALUE      DURING
  CLASS      (1/1/05)  (6/30/05)/1/    PERIOD/2/  (6/30/05)  PERIOD/2/
---------   ---------  ------------  -----------  ---------  ---------
Series I    $1,000.00    $1,103.80       $4.85    $1,020.18    $4.66
Series II    1,000.00     1,103.40        6.15     1,018.94     5.91

/1/ The actual ending account value is based on the actual total return of the Fund for the period January 1, 2005, through June 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended June 30, 2005, appear in the table "Fund vs. Indexes" on the first page of management's discussion of Fund performance.

/2/ Expenses are equal to the Fund's annualized expense ratio (0.93% and 1.18% for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------

AIM V.I. UTILITIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable Insurance Funds (the "Board") oversees the management of AIM V.I. Utilities Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Utility Fund Index. The Board noted that the Fund's performance for the one and three year periods was comparable to the performance of such Index and below such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in April 2004. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the initial advisory fee rate for a mutual fund advised by AIM with investment strategies comparable to those of the Fund, although the advisory fee schedule for the mutual fund included breakpoints. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM V.I. UTILITIES FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                             MARKET
                                                SHARES       VALUE
         -----------------------------------------------------------------
         DOMESTIC COMMON STOCKS-80.11%

         COAL & CONSUMABLE FUELS-3.19%
         Peabody Energy Corp.                     125,000 $   6,505,000
         -----------------------------------------------------------------

         ELECTRIC UTILITIES-34.15%
         Ameren Corp.                              90,000     4,977,000
         -----------------------------------------------------------------
         American Electric Power Co., Inc.         75,000     2,765,250
         -----------------------------------------------------------------
         CenterPoint Energy, Inc.                 240,000     3,170,400
         -----------------------------------------------------------------
         Cinergy Corp.                             78,000     3,495,960
         -----------------------------------------------------------------
         DTE Energy Co.                            44,000     2,057,880
         -----------------------------------------------------------------
         Edison International                     140,000     5,677,000
         -----------------------------------------------------------------
         Entergy Corp.                            105,000     7,932,750
         -----------------------------------------------------------------
         Exelon Corp.                             180,024     9,240,632
         -----------------------------------------------------------------
         FirstEnergy Corp.                        140,000     6,735,400
         -----------------------------------------------------------------
         FPL Group, Inc.                          165,000     6,939,900
         -----------------------------------------------------------------
         PG&E Corp.                               235,000     8,821,900
         -----------------------------------------------------------------
         PPL Corp.                                 93,000     5,522,340
         -----------------------------------------------------------------
         Westar Energy, Inc.                      100,000     2,403,000
         -----------------------------------------------------------------
                                                             69,739,412
         -----------------------------------------------------------------

         GAS UTILITIES-11.63%
         Equitable Resources, Inc.                 80,000     5,440,000
         -----------------------------------------------------------------
         KeySpan Corp.                            110,000     4,477,000
         -----------------------------------------------------------------
         ONEOK, Inc.                              105,000     3,428,250
         -----------------------------------------------------------------
         Peoples Energy Corp.                      42,000     1,825,320
         -----------------------------------------------------------------
         Questar Corp.                            130,000     8,567,000
         -----------------------------------------------------------------
                                                             23,737,570
         -----------------------------------------------------------------

         INDEPENDENT POWER PRODUCERS & ENERGY
          TRADERS-8.87%
         Constellation Energy Group                75,000     4,326,750
         -----------------------------------------------------------------
         Duke Energy Corp.                        100,000     2,973,000
         -----------------------------------------------------------------
         TXU Corp.                                130,000    10,801,700
         -----------------------------------------------------------------
                                                             18,101,450
         -----------------------------------------------------------------

         INTEGRATED TELECOMMUNICATION
          SERVICES-4.40%
         Citizens Communications Co.              295,000     3,964,800
         -----------------------------------------------------------------
         Sprint Corp.                             200,000     5,018,000
         -----------------------------------------------------------------
                                                              8,982,800
         -----------------------------------------------------------------

         MULTI-UTILITIES-8.65%
         Dominion Resources, Inc.                 105,000     7,705,950
         -----------------------------------------------------------------
         OGE Energy Corp.                          70,000     2,025,800
         -----------------------------------------------------------------
         SCANA Corp.                               60,000     2,562,600
         -----------------------------------------------------------------
         Sempra Energy                            130,000     5,370,300
         -----------------------------------------------------------------
                                                             17,664,650
         -----------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
------------------------------------------------------------------------------------

OIL & GAS STORAGE &
 TRANSPORTATION-7.62%
Kinder Morgan, Inc.                                          90,000 $   7,488,000
------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                   425,000     8,075,000
------------------------------------------------------------------------------------
                                                                       15,563,000
------------------------------------------------------------------------------------

WATER UTILITIES-1.60%
Aqua America Inc.                                           110,000     3,271,400
------------------------------------------------------------------------------------
    Total Domestic Common Stocks
     (Cost $125,607,190)                                              163,565,282
------------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-13.13%

FRANCE-1.65%
Veolia Environnement (Multi-Utilities)/(a)/                  90,000     3,369,048
------------------------------------------------------------------------------------

GERMANY-2.17%
E.ON A.G. (Electric Utilities)/(a)/                          50,000     4,438,837
------------------------------------------------------------------------------------

ITALY-3.21%
Enel S.p.A. (Electric Utilities)/(a)/                       410,000     3,578,099
------------------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated Telecommunication
 Services)/(a)/                                             350,022       905,407
------------------------------------------------------------------------------------
Terna S.p.A. (Electric Utilities)/(a)/                      800,000     2,070,992
------------------------------------------------------------------------------------
                                                                        6,554,498
------------------------------------------------------------------------------------

SPAIN-1.88%
Endesa, S.A. (Electric Utilities)/(a)/                       85,000     1,975,864
------------------------------------------------------------------------------------
Telefonica, S.A. (Integrated Telecommunication
 Services)/(a)/                                             114,400     1,866,357
------------------------------------------------------------------------------------
                                                                        3,842,221
------------------------------------------------------------------------------------

UNITED KINGDOM-4.22%
Centrica PLC (Gas Utilities)/(a)/                           600,000     2,484,592
------------------------------------------------------------------------------------
National Grid Transco PLC (Multi-Utilities)/(a)/            330,000     3,189,481
------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Telecommunication
 Services)/(a)/                                             803,526     1,953,583
------------------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
 Telecommunication Services)                                 40,600       987,392
------------------------------------------------------------------------------------
                                                                        8,615,048
------------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $24,016,699)                                                26,819,652
------------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT
BONDS & NOTES-0.15%

ELECTRIC UTILITIES-0.10%
AmerenEnergy Generating Co.-Series C, Sr. Unsec.
 Global Notes, 7.75%, 11/01/05/(b)/                        $100,000       101,234
------------------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec. Notes, 7.13%,
 12/15/05/(b)/                                              100,000       101,391
------------------------------------------------------------------------------------
                                                                          202,625
------------------------------------------------------------------------------------

                            AIM V.I. UTILITIES FUND

                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
  ---------------------------------------------------------------------------

  INTEGRATED TELECOMMUNICATION
   SERVICES-0.05%
  British Telecommunications PLC (United Kingdom),
   Global Notes, 7.88%, 12/15/05/(b)/                 $100,000 $     101,827
  ---------------------------------------------------------------------------
      Total Bonds & Notes
       (Cost $305,882)                                               304,452
  ---------------------------------------------------------------------------

                                                     SHARES
  MONEY MARKET FUNDS-6.87%
  Premier Portfolio-Institutional Class
   (Cost $14,030,007)/(c)/                          14,030,007    14,030,007
  ---------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.26% (Cost $163,959,778)                  204,719,393
  ---------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(0.26%)                             (532,341)
  ---------------------------------------------------------------------------
  NET ASSETS-100.00%                                           $ 204,187,052
  ---------------------------------------------------------------------------

Investment Abbreviations:

ADR     - AmericanDepositary Receipt
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:
/(a)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $25,832,260, which represented 12.62% the Fund's Total Investments. See
     Note 1A.
/(b)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at June 30, 2005 was $304,452, which represented 0.15% of the Fund's Total Investments. See Note 1A.
/(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $149,929,771)                      $190,689,386
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $14,030,007)         14,030,007
-----------------------------------------------------------------------------------
    Total investments (cost $163,959,778)                              204,719,393
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                          85,984
-----------------------------------------------------------------------------------
  Dividends and interest                                                   602,309
-----------------------------------------------------------------------------------
  Investments Matured (Note 7)                                              32,358
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           41,076
-----------------------------------------------------------------------------------
    Total assets                                                       205,481,120
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                 1,005,740
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        44,463
-----------------------------------------------------------------------------------
Accrued administrative services fees                                       217,637
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                            391
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              123
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  25,714
-----------------------------------------------------------------------------------
    Total liabilities                                                    1,294,068
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $204,187,052
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $165,583,223
-----------------------------------------------------------------------------------
Undistributed net investment income                                      5,148,476
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                     (6,879,852)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             40,335,205
-----------------------------------------------------------------------------------
                                                                      $204,187,052
-----------------------------------------------------------------------------------

NET ASSETS:
Series I                                                              $203,522,012
-----------------------------------------------------------------------------------
Series II                                                             $    665,040
-----------------------------------------------------------------------------------

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                11,809,333
-----------------------------------------------------------------------------------
Series II                                                                   38,720
-----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $      17.23
-----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $      17.18
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005
(Unaudited)

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $87,150)      $ 3,322,072
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                   102,517
    -----------------------------------------------------------------------
    Interest                                                         4,712
    -----------------------------------------------------------------------
        Total investment income                                  3,429,301
    -----------------------------------------------------------------------

    EXPENSES:
    Advisory fees                                                  553,115
    -----------------------------------------------------------------------
    Administrative services fees                                   247,692
    -----------------------------------------------------------------------
    Custodian fees                                                  10,504
    -----------------------------------------------------------------------
    Distribution fees-Series II                                        767
    -----------------------------------------------------------------------
    Transfer agent fees                                              6,712
    -----------------------------------------------------------------------
    Trustees' and officer's fees and benefits                        8,878
    -----------------------------------------------------------------------
    Other                                                           33,829
    -----------------------------------------------------------------------
        Total expenses                                             861,497
    -----------------------------------------------------------------------
    Less: Fees waived                                               (1,666)
    -----------------------------------------------------------------------
        Net expenses                                               859,831
    -----------------------------------------------------------------------
    Net investment income                                        2,569,470
    -----------------------------------------------------------------------

    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain (loss) from:
      Investment securities                                      3,377,456
    -----------------------------------------------------------------------
      Foreign currencies                                            (5,409)
    -----------------------------------------------------------------------
                                                                 3,372,047
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     12,965,809
    -----------------------------------------------------------------------
      Foreign currencies                                            (8,627)
    -----------------------------------------------------------------------
                                                                12,957,182
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  16,329,229
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $18,898,699
    -----------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                                                              JUNE 30,
                                                                                                                2005
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $  2,569,470
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                          3,372,047
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                       12,957,182
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                      18,898,699
-------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                                --
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                    25,130,358
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        2,372
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                              25,132,730
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                44,031,429
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                        160,155,623
-------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $5,148,476 and $2,579,006, respectively)  $204,187,052
-------------------------------------------------------------------------------------------------------------------------

                                                                                                            DECEMBER 31,
                                                                                                                2004
-------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $  3,157,181
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                          4,136,977
-------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment securities and foreign currencies                       19,374,088
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                      26,668,246
-------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from net investment income-Series I                                        (1,790,572)
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                    72,272,573
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                      494,954
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                              72,767,527
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets                                                                                97,645,201
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                         62,510,422
-------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $5,148,476 and $2,579,006, respectively)  $160,155,623
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Utilities Fund, formerly INVESCO VIF-Utilities Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth and current income. Companies are listed in the Schedule of Investments based on the country in which they are organized.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

                            AIM V.I. UTILITIES FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended June 30, 2005, AIM waived fees of $1,666.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

                            AIM V.I. UTILITIES FUND

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $222,897 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the six months ended June 30, 2005, the Fund paid AISI $6,712.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2005, the Series II shares paid $767.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended June 30, 2005.

                                                                          UNREALIZED
                                 MARKET VALUE  PURCHASES    PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                               12/31/04     AT COST    FROM SALES   (DEPRECIATION)   06/30/05    INCOME  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional
 Class                            $6,951,654  $56,987,939 $(49,909,586)      $ --      $14,030,007  $102,517    $ --
------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.
  During the six months ended June 30, 2005, the Fund paid legal fees of $2,285 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                            AIM V.I. UTILITIES FUND

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $5,603,621 of capital loss carryforward in the fiscal year ended December 31, 2005.
  The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $1,361,470
                 ---------------------------------------------
                 December 31, 2009                 7,920,722
                 ---------------------------------------------
                 Total capital loss carryforward  $9,282,192
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $46,027,921 and $24,919,776, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $20,233,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at June 30, 2005 was $(419,349).
  At the request of the Trustees, AIM recovered third party research credits during the six months ended June 30, 2005, in the amount of $16,098. These research credits were recorded as realized gains.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $40,319,143
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities    (213,267)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $40,105,876
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $164,613,517.

NOTE 8--SHARE INFORMATION

                               CHANGES IN SHARES OUTSTANDING/(A)/
------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED
                                                     JUNE 30,                DECEMBER 31,
                                                       2005                      2004
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------
Sold:
  Series I                                    4,453,105  $ 70,946,039   7,260,883  $ 98,809,827
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 33,154       506,603       9,123       123,917
------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                           --            --     141,547     1,790,572
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                           --            --   1,651,306    20,891,460
------------------------------------------------------------------------------------------------
  Series II/(b)/                                     --            --      35,261       445,966
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (2,866,698)  (45,815,681) (3,656,840)  (49,219,286)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                (33,076)     (504,231)     (5,742)      (74,929)
------------------------------------------------------------------------------------------------
                                              1,586,485  $ 25,132,730   5,435,538  $ 72,767,527
------------------------------------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principle underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and AIM V.I. Global Utilities Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax free exchange of 1,686,567 shares of the Fund for 1,960,982 shares of AIM V.I. Global Utilities Fund outstanding as of the close of business on April 29, 2004. AIM V.I. Global Utilities Fund's net assets at that date of $21,337,426, including $1,651,275 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $69,390,372.

                            AIM V.I. UTILITIES FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                  SERIES I
                                                                   --------------------------------------------------------------
                                                                     SIX MONTHS
                                                                       ENDED                       YEAR ENDED DECEMBER 31,
                                                                      JUNE 30,     ----------------------------------------------
                                                                        2005           2004          2003       2002      2001
--------------------------------------------------------------------               -----------------------------------------------
Net asset value, beginning of period                                $  15.61       $  12.95      $ 11.16      $ 14.08   $ 21.06
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.22/(a)/      0.42/(a)/    0.33/(a)/    0.19      0.00
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       1.40           2.57         1.60        (3.05)    (6.83)
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    1.62           2.99         1.93        (2.86)    (6.83)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    --          (0.33)       (0.14)       (0.06)    (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                   --             --           --           --     (0.08)
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                   --          (0.33)       (0.14)       (0.06)    (0.15)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  17.23       $  15.61      $ 12.95      $ 11.16   $ 14.08
----------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      10.38%         23.65%       17.38%      (20.32)%  (32.41)%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $203,522       $159,554      $62,510      $31,204   $20,947
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 0.93%/(c)/     1.01%        1.08%        1.15%     1.15%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                    2.79%/(c)/     3.09%        2.84%        2.59%     1.13%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                              14%            52%          58%         102%       33%
----------------------------------------------------------------------------------------------------------------------------------

                                                                   --------


                                                                   --------
                                                                     2000
---------------------------------------------------------------------------
Net asset value, beginning of period                               $ 20.97
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.17
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.87
---------------------------------------------------------------------------
    Total from investment operations                                  1.04
---------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.03)
---------------------------------------------------------------------------
  Distributions from net realized gains                              (0.92)
---------------------------------------------------------------------------
    Total distributions                                              (0.95)
---------------------------------------------------------------------------
Net asset value, end of period                                     $ 21.06
---------------------------------------------------------------------------
Total return/(b)/                                                     5.28%
---------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $12,300
---------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.22%
---------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.94%
---------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                            50%
---------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of
     $185,281,037.
/(d)/Not annualized for periods less than one year.

                                                                     SERIES II
                                                          -------------------------
                                                                         APRIL 30, 2004
                                                           SIX MONTHS      (DATE SALES
                                                             ENDED         COMMENCED)
                                                            JUNE 30,     TO DECEMBER 31,
                                                              2005            2004
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                        $15.57           $12.63
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.20/(a)/        0.26/(a)/
-----------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)      1.41             2.68
-----------------------------------------------------------------------------------------
    Total from investment operations                          1.61             2.94
-----------------------------------------------------------------------------------------
Net asset value, end of period                              $17.18           $15.57
-----------------------------------------------------------------------------------------
Total return/(b)/                                            10.34%           23.28%
-----------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $  665           $  602
-----------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.18%/(c)/       1.28%/(d)/
-----------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          2.54%/(c)/       2.82%/(d)/
-----------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                    14%              52%
-----------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are annualized and based on average daily net assets of $618,509. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                            AIM V.I. UTILITIES FUND

NOTE 10--SUBSEQUENT EVENT

A significant shareholder of the Fund has filed an application for an SEC substitution order and notified AIM of their intent to substitute their investment selection in the Fund with another fund. It is anticipated that this substitution will occur in September 2005 and will result in a significant redemption of Fund shares. The market value of the accounts anticipated to be redeemed were 54% of the Fund's net assets as of June 30, 2005. To the extent that the redemption occurs, AIM currently intends to settle the transaction with a pro rata redemption-in-kind.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
 . that the defendants permitted improper market timing and related activity in the AIM Funds;
 . that certain AIM Funds inadequately employed fair value pricing;
 . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
 . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
 . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

                            AIM V.I. UTILITIES FUND

 . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                            AIM V.I. UTILITIES FUND

Trustees and Officers

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    President                                                Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President (Senior Officer)                   TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  J. Philip Ferguson                                       Foley & Lardner
                    Vice President                                           3000 K N.W., Suite 500
Lewis F. Pennock                                                             Washington, D.C. 20007-5111
                    Mark D. Greenberg
Ruth H. Quigley     Vice President                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                             Kramer, Levin, Naftalis & Frankel LLP
Larry Soll          William R. Keithler                                      1177 Avenue of the Americas
                    Vice President                                           New York, NY 10036-2714
Mark H. Williamson
                    Karen Dunn Kelley                                        DISTRIBUTOR
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                                                                             Suite 100
                                                                             Houston, TX 77046-1173

                            AIM V.I UTILITIES FUND

ITEM 2. CODE OF ETHICS.

          There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of June 21, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 21, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds


By: /s/ Robert H. Graham
    ------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: August 25, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Graham
    ------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: August 25, 2005


By: /s/ Sidney M. Dilgren
    ------------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: August 25, 2005

                                  EXHIBIT INDEX

12(a)(1)   Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.